UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AMC ENTERTAINMENT HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 8, 2023

DEAR STOCKHOLDERS:
We cordially invite you to attend the Annual Meeting of Stockholders of AMC Entertainment Holdings, Inc. (the “Company”) which will be held on November 8, 2023, at 1:00 p.m. (Central Time) at the AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211 (the “Annual Meeting”), for the following purposes:
1.
To approve an amendment to our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to declassify our Board of Directors, shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation (“Proposal 1”).

2(a).
If Proposal 1 is approved, to elect to our Board of Directors the following nominees for terms expiring at the 2024 Annual Meeting: Mr. Adam M. Aron, Ms. Denise M. Clark, Mr. Howard W. “Hawk” Koch, Mr. Philip Lader, Mr. Gary F. Locke, Ms. Kathleen M. Pawlus, Ms. Keri S. Putnam, Dr. Anthony J. Saich, and Mr. Adam J. Sussman (“Proposal 2a”).

2(b).
If Proposal 1 is not approved, to elect to our Board of Directors the following nominees for terms expiring at the 2026 Annual Meeting: Ms. Denise M. Clark and Ms. Keri S. Putnam (“Proposal 2b”).

3.
To approve an amendment to our Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent (“Proposal 3”).

4.
To approve an amendment to our Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings (“Proposal 4”).

5.
To approve an amendment to our Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers (“Proposal 5”).

6.
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023 (“Proposal 6”).

7.
To conduct a non-binding advisory vote to approve the compensation of named executive officers (“Proposal 7”).

8.
To approve one or more adjournments of the Annual Meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes to adopt the foregoing proposals (“Proposal 8”).

These items of business (collectively, the “Proposals”) are more fully described in the Proxy Statement accompanying this notice.
Our Board has fixed the close of business on September 25, 2023, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof.
Only registered stockholders and persons holding proxies from registered stockholders may attend the meeting. If your shares are registered in your name, you should bring your proxy card and a proper form of identification such as your driver’s license to the meeting. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares and a proper form of identification.
Although we currently intend to hold the Annual Meeting in person, we may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates regarding the Annual Meeting by issuing a press release and filing the press release as definitive additional soliciting material with the Securities and Exchange Commission (the “SEC”). We encourage you to regularly check these resources prior to the Annual Meeting if you plan to attend. While we value your participation, stockholders are strongly encouraged to vote by proxy as the preferred means of fully and safely exercising their rights. Further, we request that individuals who are experiencing a fever, cough, difficulty breathing, or cold/flu-like symptoms refrain from attending the Annual Meeting in person.
We plan to provide a listen-only webcast of the Annual Meeting for those who are unable to attend in person. The webcast will be accessible through the Investor Relations section of our website at www.investor.amctheatres.com. Stockholders and interested parties should go to the website at least 15 minutes before the Annual Meeting time to register and/or download any necessary audio software. While the webcast will provide an opportunity to listen to the proceedings, it will not be considered attendance at the meeting and you will not be able to vote via the webcast.
Important Notice Regarding the Availability of Proxy Materials for Stockholder Meeting to be held on November 8, 2023. Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Instead of mailing paper copies of our proxy materials, we sent stockholders the Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting, with instructions for accessing the proxy materials and voting via the Internet (the “Notice”). In accordance with the SEC notice and access rule, the Notice allows us to provide our stockholders with the information they need to vote through various means, while reducing the costs and environmental impact of printing and delivering proxy materials. The Notice is not a proxy and cannot be used to authorize a proxy to vote your shares. The Notice, which was mailed on or around September 29, 2023, also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. If you receive a Notice this year, you will not receive paper copies of the Proxy Materials unless you request the materials by following the instructions on the Notice. The Proxy Statement and our 2022 Annual Report may be accessed at www.envisionreports.com/amc and www.investor.amctheatres.com. As discussed in the Proxy Statement, certain stockholders were sent a full set of printed proxy materials or an email with instructions on how to access the proxy materials electronically, based on their previously indicated delivery preferences.
Whether or not you plan to attend the Annual Meeting in person and regardless of the number of shares you may own, we urge you to vote your shares over the Internet, as provided in the Notice and the Proxy Statement. If you already received or if you request proxy materials by mail, you may vote over the Internet or sign, date and mail the proxy card you receive in the envelope provided or vote via the toll-free telephone number set forth on the proxy card. Please also indicate when voting your shares over the Internet or via the toll-free number or on your proxy card whether you plan to attend the Annual Meeting. You may revoke your proxy and vote your shares in person in accordance with the procedures described in the Proxy Statement.
If you have any questions regarding the accompanying proxy statement or how to vote your shares, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 859-8511 or collect at (212) 269-5550 or email at AMC@dfking.com.
ALL STOCKHOLDERS ARE EXTENDED A CORDIAL INVITATION TO
ATTEND THE ANNUAL MEETING OF STOCKHOLDERS
One AMC Way 11500 Ash Street, Leawood, KS 66211	By Order of the Board of Directors, Senior Vice President, General Counsel and Secretary
September 29, 2023

AMC ENTERTAINMENT HOLDINGS, INC.

PROXY SUMMARY

This summary highlights selected information and does not contain all of the information that you should consider in deciding how to vote. You should read the entire proxy statement carefully before voting.
2023 ANNUAL MEETING OF STOCKHOLDERS
Time and Date:	1:00 p.m. (Central Time), November 8, 2023
Place:	AMC Theatre Support Center, located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211
Record Date:	September 25, 2023
Voting:	As of the record date, holders of our Class A common stock are entitled to one vote per share.
Voting Recommendations
Agenda Item			Board Vote Recommendation

Proposal 1:
Amendment of our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to declassify our Board of Directors, shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation
FOR
Proposal 2(a): If Proposal 1 is approved, to elect to our Board of Directors the following nominees for terms expiring at the 2024 Annual Meeting:			FOR Each Director Nominee
Mr. Adam M. Aron Mr. Philip Lader Ms. Keri S. Putnam	Ms. Denise M. Clark Mr. Gary F. Locke Dr. Anthony J. Saich	Mr. Howard W. “Hawk” Koch Ms. Kathleen M. Pawlus Mr. Adam J. Sussman
Proposal 2(b): If Proposal 1 is not approved, to elect to our Board of Directors the following nominees for terms expiring at the 2026 Annual Meeting:			FOR Each Director Nominee
Ms. Denise M. Clark		Ms. Keri S. Putnam
Proposal 3: Amendment of our Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent			FOR
Proposal 4: Amendment of our Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings			FOR
Proposal 5: Amendment of our Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers			FOR
Proposal 6: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023			FOR
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Agenda Item	Board Vote Recommendation
Proposal 7: Non-binding advisory vote to approve the compensation of named executive officers (“Say-On-Pay”)	FOR
Proposal 8: Adjournment of the Annual Meeting, if necessary, to permit further solicitation of proxies	FOR
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GENERAL INFORMATION

This proxy statement is provided in connection with the solicitation of proxies by the Board of Directors (the “Board”) of AMC Entertainment Holdings, Inc., a Delaware corporation (“we,” “us,” the “Company” or “AMC”), for use at the 2023 Annual Meeting of Stockholders of the Company, to be held on November 8, 2023, at 1:00 p.m. (Central Time), or any adjournment or postponement thereof, at the AMC Theatre Support Center located at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211 (the “Annual Meeting”).
Although we currently intend to hold the Annual Meeting in person, we may impose additional procedures or limitations on meeting attendees or may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates regarding the Annual Meeting by issuing a press release and filing the press release as definitive additional soliciting material with the Securities and Exchange Commission (the “SEC”). We encourage you to regularly check these resources prior to the Annual Meeting if you plan to attend.
We plan to provide a listen-only webcast of the Annual Meeting. The webcast will be accessible through the Investor Relations section of our website at www.investor.amctheatres.com. Stockholders and interested parties should go to the website at least 15 minutes before the Annual Meeting time to register and/or download any necessary audio software. While the webcast will provide an opportunity to listen to the proceedings, it will not be considered attendance at the meeting and you will not be able to vote via the webcast.
Important Notice Regarding the Availability of Proxy Materials
for Stockholder Meeting to be held on November 8, 2023.
Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Instead of mailing paper copies of our proxy materials, we sent stockholders the Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on November 8, 2023, with instructions for accessing the proxy materials and voting via the Internet (the “Notice”). In accordance with the SEC notice and access rule, the Notice allows us to provide our stockholders with the information they need to vote through various means, while reducing the costs and environmental impact of printing and delivering proxy materials. The Notice is not a proxy and cannot be used to authorize a proxy to vote your shares. The Notice, which was mailed on or around September 29, 2023, also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. If you receive a Notice this year, you will not receive paper copies of the Proxy Materials unless you request the materials by following the instructions on the Notice. The Proxy Statement and our 2022 Annual Report may be accessed at www.envisionreports.com/amc and www.investor.amctheatres.com. As discussed in the Proxy Statement, certain stockholders were sent a full set of printed proxy materials or an email with instructions on how access the proxy materials electronically, based on their previously indicated delivery preferences.
This proxy statement and the accompanying proxy are first being made available to stockholders beginning on or about September 29, 2023. The costs of this proxy solicitation will be borne by the Company, which maintains its principal executive offices at One AMC Way, 11500 Ash Street, Leawood, KS 66211.
If you have any questions regarding the proxy statement, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 859-8511 or collect at (212) 269-5550 or email at AMC@dfking.com.
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VOTING AT THE ANNUAL MEETING

The only outstanding voting securities of the Company are its shares of Class A common stock (the “Common Stock”). Only stockholders of record of our Common Stock at the close of business on September 25, 2023 (the “Record Date”), the date selected as the record date by our Board, are entitled to vote at the Annual Meeting. On the record date, there were 198,356,898 shares of Common Stock outstanding. The holders of our Common Stock are entitled to one vote per share.
The Proxy and Voting
Pursuant to rules promulgated by the SEC, we are making this Proxy Statement and 2022 Annual Report available to stockholders electronically via the Internet. On or around September 29, 2023, we sent our stockholders of record on the Record Date the Notice, which provides information regarding accessing the proxy materials for the Annual Meeting and voting via the Internet. Some stockholders have previously requested to receive either a full set of printed proxy materials or an email with instructions on how to access the proxy materials electronically. Stockholders that have not submitted a specific delivery preference were sent the Notice. If you would like to change the way you receive materials in the future, please follow the instructions on the Notice you received. The Proxy Statement and our 2022 Annual Report may be accessed at www.envisionreports.com/amc and www.investor.amctheatres.com.
Registered holders are stockholders who hold their shares directly with the Company and have their names and addresses recorded in the Company’s share registry, which is maintained by our transfer agent, Computershare. Registered stockholders can vote by proxy in any of the following three ways, each of which is valid under Delaware law. If you are a registered holder and would like to receive a full printed set of proxy materials, please follow the instructions on the Notice.
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By Internet: Access our Internet voting site at www.envisionreports.com/amc or scan the QR code on the Notice or your proxy card and follow the instructions on the screen prior to 11:59 p.m., Eastern Time, on November 7, 2023.

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By Telephone: After receiving the full set of printed proxy materials, using a touch-tone telephone, call toll-free at 1-800-652-8683 and follow the voice instructions, prior to 11:59 p.m., Eastern Time, on November 7, 2023.

•
By Mail: After receiving the full set of printed proxy materials, mark, sign, date, and return the proxy or voting instruction form in the enclosed envelope so it is received before the Annual Meeting.

Beneficial owners are stockholders who hold their shares through a brokerage account, bank, or other record holder. You also may have heard the term “held in street name” when describing stock ownership. When you buy securities through a brokerage firm, most firms will automatically put your securities into “street name.” This means your brokerage firm will hold your securities in its name or another nominee and not in your name, but your brokerage firm will keep records showing you as the real or “beneficial owner.” Under the rules of the New York Stock Exchange (“NYSE”), member stockbrokers who hold shares of Common Stock in their name for customers are required to obtain directions from their customers on how to vote the shares. NYSE rules permit brokers to vote shares on certain proposals when they have not received any directions. The staff of the NYSE, prior to the Annual Meeting, informs brokers of those proposals on which they are entitled to vote the undirected shares.
Under rules of the NYSE, brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” Your bank, broker or other nominee may vote your shares in its discretion on “routine” matters. Proposals 1, 2(a) or 2(b), as applicable, 3, 4, 5, and 7 are considered “non-routine,” which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions. Proposals 6 and 8, however, are considered “routine” items, which means that brokerage firms may vote in their discretion on behalf of beneficial owners who have not furnished voting instructions.
If you are the beneficial owner of your shares, you should have received a Notice, a full set of printed proxy materials with a voting instruction form, or an email copy of the proxy materials with instructions on how to vote from your broker or
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other nominee holding your shares. You should follow the instructions in the Notice or voting instruction form provided by your broker or other nominee in order to instruct your broker on how to vote your shares; in most instances you may vote by Internet, telephone or by mail.
Beneficial stockholders who wish to attend the Annual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other record holder that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our proxy solicitor at AMCattend@dfking.com. If you want to vote in person, you must obtain a legal proxy from your broker, bank or other nominee and bring it to the meeting.
Proxies provided by telephone or over the Internet or by mailed proxy card by stockholders of record, unless revoked, will be voted at the Annual Meeting as directed by you, or, in the absence of such direction, as the Board recommends for the Proposals at the Annual Meeting. A stockholder submitting a proxy by telephone or over the Internet or by mailed proxy card may revoke such proxy at any time before it is used by giving written notice of revocation to the Secretary of the Company, by delivering to the Secretary of the Company a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, revoke a proxy.
If you have any questions about how to vote your shares, you may contact our proxy solicitor at:
D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Call Toll-Free: (800) 859-8511
Banks and Brokers Call: (212) 269-5550
AMC@dfking.com
Other Matters
As of the date of this proxy statement, we do not know of any other matter to be raised at the meeting. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxies will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned or postponed, the proxies can vote your shares at the adjournment or postponement as well.
Voting Requirement to Approve each of the Proposals
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Proposal 1: Amendment of our Third Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to declassify our Board of Directors, shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation requires approval of a majority of the outstanding shares. Our Board recommends a vote “for” this proposal.

•
Proposal 2(a): Election of directors requires a plurality of the votes cast, which means that the nine nominees for director receiving the highest number of votes FOR election will be elected as directors. Our Board recommends a vote “for” the election of each nominee.

•
Proposal 2(b): Election of directors requires a plurality of the votes cast, which means that the two nominees for director receiving the highest number of votes FOR election will be elected as directors. Our Board recommends a vote “for” the election of each nominee.

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Proposal 3: Amendment of our Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent requires approval of a majority of the outstanding shares. Our Board recommends a vote “for” this proposal.

•
Proposal 4: Amendment of our Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings requires approval of a majority of the outstanding shares. Our Board recommends a vote “for” this proposal.

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•
Proposal 5: Amendment of our Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers requires approval of a majority of the outstanding shares. Our Board recommends a vote “for” this proposal.

•
Proposal 6: Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires approval by the holders of a majority of the shares present in person or represented by proxy and entitled to vote with respect to this matter. Our Board recommends a vote “for” this proposal.

•
Proposal 7: Non-binding advisory vote on compensation of named executive officers (the “Say-On-Pay Vote”) requires approval by the holders of a majority of the shares present in person or represented by proxy and entitled to vote with respect to this matter. Our Board recommends a vote “for” this proposal. The vote on Proposal 7 is a non-binding advisory vote.

•
Proposal 8: Adjournment of the Annual Meeting, if necessary, to permit further solicitation of proxies requires approval by the holders of a majority of the shares present in person or represented by proxy and entitled to vote with respect to this matter. Our Board recommends a vote “for” this proposal.

How Votes Are Counted
A quorum is required to transact business at our Annual Meeting. Stockholders of record holding shares of Common Stock constituting one-third of the shares issued and outstanding and entitled to vote at the Annual Meeting shall constitute a quorum. If you have returned valid proxy instructions or attend the meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you abstain from voting on some or all matters introduced at the meeting. As of the close of business on September 25, 2023, the record date for the Annual Meeting, there were 198,356,898 shares of Common Stock issued and outstanding, held by 15,124 registered holders. Thus, the holders of at least 66,118,966 shares of Common Stock must be present in person or represented by proxy at the Annual Meeting to constitute a quorum.
Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. Accordingly, abstentions will be considered as represented for purposes of determining a quorum. Abstentions with respect to Proposals 1, 3, 4, 5, 6, 7 and 8 will have the same effect as a vote against such proposals. Because a plurality of the votes cast is required for Proposal 2(a) or 2(b), as applicable, abstentions and withheld votes will have no effect on such proposals. Broker non-votes will be considered as represented for purposes of determining a quorum but will not otherwise affect voting results.
Under the rules of the NYSE, brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of shares as “non-votes.” Your bank, broker or other nominee may vote your shares in its discretion on “routine” matters. Proposals 1, 2(a) or 2(b), as applicable, 3, 4, 5 and 7 are considered “non-routine,” which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions. Proposals 6 and 8, however, are considered “routine” items, which means that brokerage firms may vote in their discretion on behalf of beneficial owners who have not furnished voting instructions.
Although Proposal 7 is a non-binding advisory vote, our Board will review the results and will take them into account in making determinations concerning executive compensation.
Proxy Solicitation
The Company is soliciting proxies for use at the Annual Meeting by means of the proxy materials. When stockholders vote over the Internet, by telephone, or when proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendation of our Board as described above and, if any other matters are properly brought before the Annual Meeting, the shares will be voted in accordance with the proxies’ judgment.
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The Company will pay for the Annual Meeting, including the cost of mailing the Notice, paper copies of our proxy materials as requested by stockholders, and any supplemental materials. Directors, officers, and employees of the Company may, either in person, by telephone or otherwise, solicit proxies. They have not been specifically engaged for that purpose, however, nor will they be compensated for their efforts. The Company has engaged D.F. King & Co., Inc., to assist in the solicitation of proxies for the Annual Meeting. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. AMC will pay D.F. King & Co., Inc., a fee of $15,000. AMC will also reimburse D.F. King & Co., Inc., for reasonable out-of-pocket costs and other agreed-upon expenses and will indemnify D.F. King & Co., Inc., and its affiliates against certain claims, liabilities, losses, damages, and expenses. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of our shares for their reasonable expenses in forwarding the Notice, paper copies of our proxy materials as requested by beneficial owners, and other soliciting materials to the beneficial owners.
If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials to ensure that all of your shares are voted.
INTERNET AVAILABILITY OF PROXY MATERIALS
The Proxy Statement and Annual Report are available at
www.envisionreports.com/amc and www.investor.amctheatres.com.
If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.
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DIRECTORS OF THE COMPANY

Our business and affairs are managed by our Board, which currently consists of the following nine members: Adam M. Aron, Denise M. Clark, Howard W. “Hawk” Koch, Philip Lader, Gary F. Locke, Kathleen M. Pawlus, Keri S. Putnam, Anthony J. Saich, and Adam J. Sussman. Mr. Aron serves as our Chairman and Chief Executive Officer (“CEO”). Mr. Lader serves as our Lead Independent Director. Mr. Lee E. Wittlinger served as a director until his resignation in December 2022.
Pursuant to our Certificate of Incorporation, our Board is currently divided into three classes. The members of each class serve for a staggered, three-year term. Upon the expiration of the term of a class of directors, directors in that class will be elected for three-year terms at the annual meeting of stockholders in the year in which their term expires. The classes are composed as follows:
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Mr. Lader, Mr. Locke, and Mr. Sussman are Class I directors, whose terms will expire at the 2024 annual meeting of stockholders;

•
Mr. Aron, Mr. Koch, Ms. Pawlus and Dr. Saich are Class II directors, whose terms will expire at the 2025 annual meeting of stockholders; and

•
Ms. Clark and Ms. Putnam are Class III directors, whose terms will expire at the 2023 annual meeting of stockholders.

The Board has proposed an amendment to the Certificate of Incorporation to be voted on at the Annual Meeting that would declassify the Board such that all directors would serve in a single class serving a one-year term. In addition, the proposed amendment would shorten the terms of all currently serving directors to expire at the Annual Meeting.
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PROPOSAL 1
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD AND MAKE CERTAIN OTHER IMMATERIAL CHANGES

Proposed Amendment
We are submitting for stockholder approval an amendment to our Certificate of Incorporation to immediately declassify the Board and make certain other immaterial changes. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendments to (i) Article V of the Certificate of Incorporation to immediately declassify the Board, (ii) Article IV to remove references to the previously eliminated Class B Common Stock and other unnecessary sections affected by the same, (iii) Section C of Article VI to remove the corporate book and stockholder meeting locations, (iv) remove Article VIII in its entirety as unnecessary because Dalian Wanda Group Co., Ltd. (“Wanda”) is no longer a significant stockholder of the Company, (v) remove Article X in its entirety as unnecessary because all defined terms are located in provisions which are being removed from the Certificate of Incorporation, and (vi) other such conforming changes, such as updating cross-references, which are necessary in connection with the other changes reflected in the Amendment (amendments (ii) through (vi) above, the “Immaterial Changes” and together with the amendment (i) above, the “Proposal 1 Amendments”)).
The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the Proposal 1 Amendments which are attached to this Proxy Statement as Appendix B and incorporated into this Proxy Statement by reference. We urge you to carefully read the Proposal 1 Amendments set forth in Appendix B because this summary may not contain all the information about the amendments that are important to you. If this proposal is approved, the Proposal 1 Amendments will become effective upon filing with the Secretary of State of Delaware, which is expected to occur promptly following the stockholder vote.
Background and Reason for the Recommendation
Declassification
The Board is currently divided into three classes, with the members of each class serving for a staggered, three-year term. If the Proposal 1 Amendments are adopted, all directors will stand for election on an annual basis, beginning immediately at the 2023 Annual Meeting. Each elected director will serve a one-year term expiring at the following annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification, or removal.
The Board considered factors that favor continuing with a classified board structure, as well as factors that favor adopting a declassified board structure. After weighing the various factors, the Board determined that it would be in the best interests of the Company and our stockholders to amend the Certificate of Incorporation to declassify the Board.
A classified board structure has a number of advantages. It allows a majority of the board to remain in place from year to year, which promotes continuity and stability and encourages the board to plan for long-term goals. Further, at any one time, approximately two-thirds of the elected board has experience with the business and operations of the company it manages.
The Board also recognizes that a classified board structure can be viewed as diminishing a board’s accountability to stockholders, because such structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. Annual voting allows stockholders to express their views on the individual performance of each director and on the entire board of directors more frequently than with a classified board structure, which provides stockholders with a more active role in shaping and implementing corporate governance policies. Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies. Public companies with classified boards also face increased scrutiny from proxy advisory firms.
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Immaterial Changes
As all shares of Class B Common Stock have been converted into Common Stock and eliminated and as Wanda is no longer a significant stockholder of the Company, the Immaterial Changes set forth in the provisions related to those matters are no longer relevant or have any purpose.
Accordingly, the Board has unanimously approved, subject to stockholder approval, the Proposal 1 Amendments attached as Appendix B hereto to immediately declassify the Board and make the Immaterial Changes described above. Conforming changes will also be necessary to our Bylaws and have been approved by the Board, subject to stockholder approval of the Proposal 1 Amendments. We plan to file with the SEC our Fourth Amended and Restated Bylaws, reflecting changes that will become effective if Proposals No. 1, 3, 4 and 5 of this Proxy Statement are approved by our stockholders. Such Fourth Amended and Restated Bylaws will only reflect those Proposals which are approved by the stockholders at the Annual Meeting. In addition, such Fourth Amended and Restated Bylaws are expected to include certain other revisions approved by the Board to become effective after the Annual Meeting. These revisions do not require approval by the stockholders and will be described in a Form 8-K to be filed with the SEC after the Annual Meeting.
The affirmative vote of the holders of a majority of our outstanding shares of Common Stock is required to approve the Proposal 1 Amendments. If this proposal is approved, the Board will immediately be declassified and stockholders will vote to elect nine directors to hold office for a one-year term expiring at the Company’s 2024 annual meeting, as described in Proposal 2(a). If this proposal is not approved, the Board will remain classified and stockholders will vote to elect two individuals to be elected as Class III directors to hold three-year terms expiring at the Company’s 2026 annual meeting, as described in Proposal 2(b) and the Immaterial Changes will not be made.
Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement.
The Board recommends a vote “FOR” approval of an amendment to our Certificate of Incorporation to immediately declassify the Board and make certain other immaterial changes.
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PROPOSAL 2(a) OR 2(b)
ELECTION OF DIRECTORS

At the Annual Meeting, depending upon the outcome of the vote on Proposal 1, stockholders will either (i) vote to elect nine unclassified directors to hold a one-year term of office from the date of their election until the Company’s 2024 annual meeting and until their successors are duly elected and qualified or (ii) vote to elect two individuals to be elected as Class III directors to hold a three-year term of office from the date of their election until the Company’s 2026 annual meeting and until their successors are duly elected and qualified.
If Proposal 1 is approved, stockholders will vote on Proposal 2(a) at the Annual Meeting. Pursuant to Proposal 2(a), nine individuals are to be elected as unclassified directors to hold a one-year term of office from the date of their election until the Company’s 2024 annual meeting and until their successors are duly elected and qualified. Under Proposal 2(a), the nine nominees for election as directors are: Adam M. Aron, Denise M. Clark, Howard W. “Hawk” Koch, Philip Lader, Gary F. Locke, Kathleen M. Pawlus, Keri S. Putnam, Anthony J. Saich, and Adam J. Sussman.
If Proposal 1 is not approved, stockholders will vote on Proposal 2(b) at the Annual Meeting. Pursuant to Proposal 2(b), two individuals are to be elected as Class III directors to hold a three-year term of office from the date of their election until the Company’s 2026 annual meeting and until their successors are duly elected and qualified. Under Proposal 2(b), the two nominees for election as Class III directors are: Denise M. Clark and Keri S. Putnam.
The Nominating and Corporate Governance Committee and the Board believe that the nominees under either Proposal 2(a) or Proposal 2(b) have the requisite qualifications to oversee our business. Set forth below, you will find certain information for each of the directors, which we believe demonstrates the directors’ qualifications to serve on the Board.
Regardless of whether voting on Proposal 2(a) or Proposal 2(b), the Board recommends a vote “FOR” each of the nominees.
Each of the biographies of the nominees for election as directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the past five years, and the experience, qualifications, attributes, and skills that caused the Board to determine that the person should be nominated for election as a director at the Annual Meeting. The following information is as of September 25, 2023.
Nominees for Election as Directors
Mr. Adam M. Aron

Mr. Aron, 68, has served as Chief Executive Officer, President, and a director of the Company since January 2016, and as Chairman of the Board since July 2021. From February 2015 to December 2015, Mr. Aron was Chief Executive Officer of Starwood Hotels and Resorts Worldwide, Inc. and served on the board from 2006 to 2015. Since 2006, Mr. Aron has served as Chairperson and Chief Executive Officer of World Leisure Partners, Inc., which he founded and which serves as a personal consultancy for matters related to travel and tourism, high-end real estate development, and professional sports. Mr. Aron served as Chief Executive Officer and Co-Owner of the Philadelphia 76ers from 2011 to 2013 and remained an investor through 2022. From 2006 to 2015, Mr. Aron served as Senior Operating Partner of Apollo Management L.P. Mr. Aron currently serves on the board of directors of Norwegian Cruise Line Holdings, Ltd. Mr. Aron served on the board of directors of Centricus Acquisitions Corp. in 2021, the board of directors of Prestige Cruise Holdings, Inc. from 2007 to 2014, as well as HBSE, a private company that owns the NHL’s New Jersey Devils and the NBA’s Philadelphia 76ers. Mr. Aron received a Master of Business Administration degree with distinction from the Harvard Business School and a Bachelor of Arts degree cum laude from Harvard College. Mr. Aron brings to the Board significant business and executive leadership experience, including valuable insight into consumer services. He has almost 30 years of experience as a Chief Executive Officer, almost 35 years of experience as a corporate director, and more than 40 years of consumer-engagement experience.
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Ms. Denise M. Clark

Ms. Clark, 65, has served as a director of the Company since January 2023. Ms. Clark is a global information technology executive with experience leading technical groups for multiple companies. Ms. Clark served as Senior Vice President and Global Chief Information Officer for The Estée Lauder Companies Inc. from November 2012 until her retirement in March 2017. Prior to that role, Ms. Clark served as Senior Vice President and Chief Information Officer for Hasbro Inc. from October 2007 to November 2012. Ms. Clark also served at Mattel, Inc., where she was Global Chief Technology Officer and later Chief Information Officer for the Fisher Price brand between January 2000 and February 2007. Ms. Clark’s previous experience also includes positions at Warner Music Group and Apple Inc. Ms. Clark has been a member of the board of directors of United Natural Foods, Inc. (UNFI) since 2013, where she is currently the chair of the nominating and governance committee. She previously served as a director of Six Flags Entertainment Corporation from March 2021 to August 2022 and Caesars Entertainment Corporation, including as chair of its compensation committee from October 2018 to May 2020. Ms. Clark also serves on the board of directors of Best Friends Animal Society, a national non-profit organization. Ms. Clark holds a B.S. in Sociology from the University of Missouri and an MBA from San Jose State University. Ms. Clark is a veteran of the United States Navy. Ms. Clark brings extensive public company executive experience to the Board, with particular expertise in information technology, strategic planning, and transformative business initiatives.
Mr. Howard W. “Hawk” Koch

Mr. Koch, 77, has served as a director of the Company since October 2014. Mr. Koch is a veteran movie producer and principal at The Koch Company, the former president of the Academy of Motion Picture Arts and Sciences (“AMPAS”), and Recording Secretary and former President of the Producers Guild of America. Mr. Koch serves on the Board of Directors of the Motion Picture & Television Fund from 2005 continuing through 2022 and the National Film Preservation Foundation. Mr. Koch previously served on the Board of Governors of AMPAS from 2004 to 2013 and the Board of Directors of the Producers Guild of America from 1999 to 2020. Mr. Koch has been intimately involved with the making of over 60 major motion pictures, among them such films as “Source Code”, “Fracture”, “Primal Fear”, “Marathon Man,” “Chinatown,” “Wayne’s World,” “Peggy Sue Got Married,” “The Idolmaker,” “Heaven Can Wait,” “The Way We Were” and “Rosemary’s Baby.” Mr. Koch continues to develop and produce movies. Mr. Koch has over 50 years of experience in the motion picture industry and provides our Board with a unique insight into the production of movies that are exhibited on our screens.
Mr. Philip Lader

Mr. Lader, 77, has served as a director of the Company since June 2019 and as Lead Independent Director since July 2021. Mr. Lader is a Senior Advisor to Morgan Stanley Institutional Securities as well as a partner emeritus with the law firm of Nelson Mullins Riley & Scarborough LLP. He is also the former U.S. Ambassador to the Court of St. James’s and Chairperson of WPP plc. Mr. Lader served in President Clinton’s Cabinet as Administrator of the US Small Business Administration, White House Deputy Chief of Staff, Assistant to the President, and Deputy Director of the Office of Management & Budget. Previously, he was Executive Vice President of Sir James Goldsmith’s US holdings and President of Sea Pines Company, universities in South Carolina and Australia, and Business Executives for National Security. Also, he is currently a trustee and Investment Committee Chairperson of RAND Corporation and several foundations, as well as a member of the boards of several privately-held companies, the investment committees of Morgan Stanley’s Global Infrastructure and Real Estate Funds, and the Council on Foreign Relations. He currently or has previously served on the boards of Lloyds of London, Marathon Oil, AES, WPP plc, Songbird (Canary Wharf), Rusal Corporations, the British Museum, American Red Cross, Smithsonian Museum of American History, St. Paul’s Cathedral Foundation, Atlantic Council, and several banks and universities. He is the founder and co-host of Renaissance Weekends. Mr. Lader’s education includes Duke, Michigan, Oxford and Harvard Law School, and he has been awarded honorary doctorates by 14 universities. He is an Honorary Fellow of Oxford University’s Pembroke College and London Business School and Honorary Bencher of Middle Temple (British Inns of Court). He was awarded the Benjamin Franklin Medal by The Royal Society for Arts, Manufactures & Commerce for his contributions to trans-Atlantic relations. Mr. Lader brings vast experience in business, government and law to the Board.
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Mr. Gary F. Locke

Mr. Locke, 73, has served as a director of the Company since February 2016. Mr. Locke is a trade consultant and has owned Locke Global Strategies, LLC since 2014. Mr. Locke has also served as the interim President of Bellevue College since June of 2020. Mr. Locke was the first Chinese American to be elected as a U.S. Governor when the voters of Washington elected him in 1996 and re-elected him in 2000. During his administration, he strengthened economic ties between China and Washington State. Mr. Locke served as U.S. Commerce Secretary from 2009-2011, where he led the effort to implement President Obama’s National Export Initiative to double American exports in five years. He served as America’s 10th Ambassador to China from 2011-2014. During his service he opened markets for made-in-USA goods and services and reduced wait times for visa interviews of Chinese applicants from 100 days to three days. Mr. Locke has served as a member of the board of directors of nLight, Inc. since August 2017. Mr. Locke served on the boards of directors of Fortinet, Inc. from September 2015 until June 2020, and Port Blakely Tree Farms from August 2019 until June 2022. He attended Yale University, graduating with a bachelor’s degree in political science and received his law degree from Boston University. Mr. Locke brings to the Board a global and valuable business perspective due to his extensive role in politics and experience as an Ambassador to China.
Ms. Kathleen M. Pawlus

Ms. Pawlus, 63, has served as a director of the Company since December 2014. Ms. Pawlus, a retired partner of Ernst and Young, LLP (“EY”), served as the Global Assurance Chief Financial Officer and Chief Operating Officer from 2012 to 2014. EY’s Assurance practice is the largest of EY’s four service lines and includes its Audit Practice, Fraud, Investigation and Dispute Services Practice, Climate Change and Sustainability Services Practice and its Financial Accounting Advisory Services Practice. From 2006 to 2012, Ms. Pawlus served as EY’s Americas Vice Chairperson and Chief Financial Officer, Global PBFA Function Leader and US Firm Vice Chairperson and Chief Financial Officer responsible for finance, IT operations, treasury, purchasing and facilities. Ms. Pawlus served on EY’s U.S. Executive Board from 2006 to 2012. Ms. Pawlus earned her Bachelor of Science degree from Indiana University and was a Certified Public Accountant from 1982 through 2021. Ms. Pawlus brings to the Board extensive financial, accounting, operational and management experience in various capacities with more than 30 years of experience.
Ms. Keri S. Putnam

Ms. Putnam, 58, has served as a director of the Company since January 2023. Ms. Putnam is a creative producer, strategic advisor, and senior media executive who has supported, developed, and produced bold original content throughout her career. In 2022, Ms. Putnam founded Putnam Pictures to produce film and television content from creators with distinct and adventurous vision. Ms. Putnam served as CEO of the Sundance Institute from April 2010 until September 2021. Ms. Putnam’s previous experience includes serving as President of Production at Miramax Films, a division of the Walt Disney Company, and Executive Vice President at HBO, where she helped launch the Picturehouse theatrical label in partnership with Fine Line Features. Ms. Putnam serves as a non-voting independent director of the privately held independent production company PICTURESTART. She is also on the advisory board of Topic Media and Brooklyn College’s Feirstein School. Ms. Putnam co-founded and serves on the leadership council of ReFrame, a leading organization advocating for diversity in media. Ms. Putnam is a member of the Academy of Motion Pictures Arts and Sciences, an A.D. White Professor-at-Large at Cornell University, a mentor at USC’s Stark Producing Program, and is a 2023 Walter Shorenstein Media and Democracy Fellow at the Shorenstein Center at Harvard’s Kennedy School. Ms. Putnam holds a B.A. in Theatre History and Literature from Harvard College. Ms. Putnam brings extensive media company executive experience to the Board, with particular expertise in leadership, independent film production, and content creation.
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Dr. Anthony J. Saich

Dr. Saich, 70, has served as a director of the Company since August 2012. Dr. Saich is the Director of the Rajawali Foundation Institute for Asia and the Daewoo Professor of International Affairs at Harvard University. In this capacity, he directs training and research programs throughout Asia, including Bangladesh, China, Indonesia, Taiwan, and Vietnam. Dr. Saich also serves as a board member of International Bridges to Justice and as the U.S. Secretary-General of the China United States Strategic Philanthropy Network. Dr. Saich sits on the executive committees of the John King Fairbank Center for Chinese Studies and the Asia Center, both at Harvard University. His executive teaching focuses on creating public value, leadership, and innovation. Dr. Saich holds a bachelor’s degree in politics and geography from the University of Newcastle, United Kingdom, a master’s degree in politics with special reference to China from the School of Oriental and African Studies, London University, and has a Ph.D. from the Faculty of Letters, University of Leiden, the Netherlands. Dr. Saich has over 45 years of experience in international affairs and will provide valuable international insights to the Company.
Mr. Adam J. Sussman

Mr. Sussman, 52, has served as a director of the Company since May 2019. Mr. Sussman has served as President of Epic Games, Inc. since January 2020. From 2017 until 2020, Mr. Sussman served as Nike, Inc.’s first-ever Chief Digital Officer, was previously head of Nike’s Global Strategy and Corporate Development and served as the VP/GM Direct Digital and Geographies. He built Nike’s portfolio of world-class digital consumer experiences and innovations and transforming retail for the world’s leading sports brand. He managed Nike’s digital teams globally and Nike’s direct-to-consumer GMs across the four key operating geographies of the company. Prior to Nike, Mr. Sussman was Senior Vice President of Global Publishing at Zynga responsible for marketing, sales, growth and digital products. He also served as Senior Vice President of Publishing at Disney, building the global team that managed gaming properties across all media platforms around the world. At Electronic Arts, he was Vice President of Worldwide Publishing, leading the team that established EA Mobile as the #1 publisher on the Apple App store. Mr. Sussman started his career as a creative executive at Hearst Entertainment, a division of the Hearst Corporation. He holds a BA from Harvard College and an MBA from Harvard University Graduate School of Business Administration. Mr. Sussman brings valuable experience as president of large company and in marketing, information technology and digital platforms to the Board.
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PROPOSALS 3, 4, AND 5 EXPLANATORY NOTE

Proposals 3, 4, and 5 relate to the amendment of our Certificate of Incorporation. There are a number of provisions in our current Certificate of Incorporation that should be updated as part of our periodic review of our key governance mechanisms to assist in assuring fair and equitable treatment for all of our stockholders that are not reflected in our Certificate of Incorporation.
Each of the proposed amendments discussed below are being voted on separately by the stockholders of the Company, and each of the proposed amendments approved by the stockholders will be incorporated in an amended and restated certificate of incorporation that will be filed with the Delaware Secretary of State. If the stockholders approve some, but not all, of Proposals 3, 4, and 5, the Certificate of Incorporation will be amended and restated to reflect only those amendments approved by the stockholders.
The Board has considered each of the changes discussed in Proposals 3, 4, and 5 and has approved the Fourth Amended and Restated Certificate of Incorporation which incorporates all of these changes as well as the amendment proposed to be approved by the stockholders in Proposal 1 (which, if Proposal 1 is approved by the stockholders, such amendment will be effected by the filing of a certificate of amendment with the Delaware Secretary of State prior to the filing of the Fourth Amended and Restated Certificate of Incorporation), and the form of the proposed Fourth Amended and Restated Certificate of Incorporation is attached to this proxy statement as Appendix D.
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PROPOSAL 3
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE PROHIBITION AGAINST STOCKHOLDERS ACTING BY WRITTEN CONSENT

Proposed Amendment
We are submitting for stockholder approval an amendment to the Certificate of Incorporation to remove the prohibition against stockholders taking action by written consent without holding a meeting. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendment to Section A of Article VI of the Certificate of Incorporation to remove this prohibition by deleting Section A of Article VI in its entirety. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of Section A of Article VI of the Certificate of Incorporation, which is set forth below:
A.      Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided, however, that if at any time Wanda or its affiliates no longer beneficial owns, in the aggregate, more than 50.0% of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, then any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation must be effected at a duly called annual or special meeting of such stockholders and may no longer be effected by any consent in writing.
If you approve Proposal 3, the above section will be deleted from our Certificate of Incorporation.   We urge you to carefully read the section in its entirety and consider the implications of its deletion from our Certificate of Incorporation because this summary may not contain all the information about this amendment that is important to you.
Background and Reason for the Recommendation
As part of the Board’s review of our corporate governance policies, the Nominating and Corporate Governance Committee and the Board considered the advantages and disadvantages of prohibiting stockholder action by written consent similar to that currently found in Section A of Article VI of our Certificate of Incorporation. This type of prohibition generally is intended to facilitate corporate stability by requiring stockholder action to occur at a duly called and convened stockholder meeting. These voting limitations prohibiting stockholder action by written consent may also have the effect of providing anti-takeover protection to the Company. However, many investors and others view prohibitions against stockholder action by written consent as conflicting with principles of good corporate governance by preventing stockholders from fully exercising their voting rights as stockholders due to the need to convene at an annual or special meeting to effect change. Section 228 of the Delaware General Corporation Law (the “DGCL”) allows stockholders to act by written consent unless otherwise provided in the corporation’s certificate of incorporation. If the proposal is approved, the related provisions set forth in Article II, Section 10 of our proposed Fourth Amended and Restated Bylaws previously approved by our Board and attached to this Proxy Statement as Appendix C, allowing stockholder action by written consent and providing for certain procedures in connection with such action, will become effective.
After considering the advantages and disadvantages of the prohibition on stockholder action by written consent set forth in Section A of Article VI of our Certificate of Incorporation, the Board has unanimously voted to propose to the stockholders that Section A of Article VI be amended to remove the prohibition, and instead allow stockholders to take actions as provided by law and our proposed Fourth Amended and Restated Bylaws. In reaching this determination to propose this amendment to our Certificate of Incorporation, the Board concluded that the benefits of prohibiting stockholder action by written consent were outweighed by the Board’s belief that removing the prohibition is a meaningful step towards achieving
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our goal of ensuring that our corporate governance policies conform to current best practices and maximizing the ability of our stockholders to appropriately participate in the affairs of the Company.
For the reasons described above, our Board believes that this proposal to amend our Certificate of Incorporation by deleting Section A of Article VI is advisable and in the best interests of the Company and its stockholders.
Text of the Amendment
The proposed amendment to our Certificate of Incorporation would delete Section A of Article VI of our Certificate of Incorporation, the text of which is set forth above. Certain conforming changes, such as moving and modifying defined terms and updating cross-references, will also be necessary in connection with the foregoing amendment and such conforming changes will be reflected in our proposed Fourth Amended and Restated Certificate of Incorporation, a copy of which is set forth in Appendix D and incorporates changes that will be made to our Certificate of Incorporation, assuming Proposals 1, 3, 4 and 5 are approved by our stockholders at the Annual Meeting. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal (as well as any other revisions contemplated by Proposals 4 and 5, if such proposals are also approved by our stockholders) and the resulting Fourth Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.
The affirmative vote of the holders of a majority of our outstanding shares of Common Stock is required to approve this Proposal 3. Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement.
The Board recommends a vote “FOR” approval of an amendment to our Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent.
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PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO REMOVE THE LIMITATION ON STOCKHOLDERS’ ABILITY TO CALL SPECIAL MEETINGS

Proposed Amendment
We are submitting for stockholder approval an amendment to the Certificate of Incorporation to remove the prohibition against stockholders calling a special meeting of stockholders. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendment to Section B of Article VI of the Certificate of Incorporation to remove this prohibition by deleting Section B of Article VI in its entirety. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of Section B of Article VI of the Certificate of Incorporation, which is set forth below:
B.      Except as otherwise required by law and subject to the rights, if any, of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time pursuant to a resolution of the Board of Directors (and the Chairman of the Board of Directors, the Chief Executive Officer or Secretary of the Corporation shall call the meeting pursuant to such resolution), and special meetings of stockholders of the Corporation may not be called by any other person or persons.
If you approve Proposal 4, the above section will be deleted from our Certificate of Incorporation.   We urge you to carefully read the section in its entirety and consider the implications of its deletion from our Certificate of Incorporation because this summary may not contain all the information about this amendment that is important to you.
Background and Reason for the Recommendation
Section B of Article VI of the Certificate of Incorporation does not permit our stockholders to call a special meeting of stockholders, limiting that right to the Board. As part of its continuing review of the elements of our corporate governance standards and practices, the Nominating and Corporate Governance Committee recommended to the Board the removal of the limitation and a corresponding amendment to our Bylaws to permit stockholders to call a special meeting of stockholders, as described below.
If the proposal is approved, the related provisions set forth in Article II, Section 2 of our proposed Fourth Amended and Restated Bylaws previously approved by our Board and attached to this Proxy Statement as Appendix E, allowing stockholders to call a special meeting and providing for certain procedures in connection with such action, will become effective. If a requesting stockholder does not comply with these requirements and conditions in the proposed Fourth Amended and Restated Bylaws, a special meeting request by that stockholder will be deemed invalid. The Board believes these requirements and limitations are important to, among other things, avoid inappropriate, duplicative, and/or unnecessary special meetings. Special meetings involve significant management time and attention that could disrupt focus on other corporate priorities and impose new legal, administration, and distribution costs on the Company. As such, the Board believes that special meetings should only be convened in special or extraordinary circumstances, compelled by fiduciary, strategic, material, or similar considerations that should be addressed immediately, not delayed until the next annual meeting, and are of interest to a broad base of stockholders. Accordingly, the Secretary of the Company is not required to call a special meeting if the purpose of the meeting relates to matters recently presented at a meeting of stockholders.
Removing the restriction on stockholder-called special meetings from our Certificate of Incorporation, together with the Bylaw changes implementing a mechanism for such action, represents a meaningful increase in the voting rights of our stockholders and is consistent with investor feedback as well as our and the Board’s continuing commitment to corporate governance excellence. The Board supports a special meeting right for stockholders, so long as the request is made by stockholders owning at least twenty percent (20%) of the voting power. In accordance with the procedures set forth in our proposed Fourth Amended and Restated Bylaws, Stockholders owning at least twenty percent (20%) of the voting power may request that the Secretary of the Company call a special meeting of stockholders.
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The Board believes that establishing a twenty percent (20%) ownership threshold to request that the Secretary of the Company call a special meeting strikes a reasonable and acceptable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders, including stockholders with special interests that are not shared generally by all the Company’s stockholders, could request that the Company call one or more special meetings that could result in unnecessary financial expense and disruption to our business operations. Additionally, the Board recognizes that the power to call a special meeting of stockholders has historically been used by acquirors in the hostile merger and acquisition context. Potential acquirors seeking to take over the Company for an inadequate price could threaten to call a special meeting of stockholders to replace members of the Board, thereby increasing their negotiating leverage or creating a way to avoid negotiating with the Board at all, frustrating the Board’s exercise of its legal duty to protect the interests of all stockholders. Likewise, the Board believes that only stockholders with a true economic interest in the Company should be entitled to employ the special meeting mechanism and, after reviewing multiple factors, determined that a threshold of twenty percent (20%) is appropriate.
After considering the advantages and disadvantages of removing the restriction on stockholder-called special meetings from our Certificate of Incorporation, the Board has unanimously voted to propose to the stockholders that Section B of Article VI be removed to allow stockholders to call special meetings in the manner provided in Article II, Section 2 of the proposed Fourth Amended and Restated Bylaws.
For the reasons described above, our Board believes that this proposal to amend our Certificate of Incorporation by amending Section B of Article VI is advisable and in the best interests of the Company and its stockholders.
Text of the Amendment
The proposed amendment to our Certificate of Incorporation would delete Section B of Article VI of our Certificate of Incorporation, the text of which is set forth above. Certain conforming changes, such as moving and modifying defined terms and updating cross-references, will also be necessary in connection with the foregoing amendment and such conforming changes will be reflected in our proposed Fourth Amended and Restated Certificate of Incorporation, a copy of which is set forth in Appendix D and incorporates changes that will be made to our Certificate of Incorporation, assuming Proposals 1, 3, 4 and 5 are approved by our stockholders at the Annual Meeting. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal (as well as any other revisions contemplated by Proposals 3 and 5, if such proposals are also approved by our stockholders) and the resulting Fourth Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.
The affirmative vote of the holders of a majority of our outstanding shares of Common Stock is required to approve this Proposal 4. Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement.
The Board recommends a vote “FOR” approval of an amendment to our Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings.
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PROPOSAL 5
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EXPAND THE EXCULPATION PROVISION TO LIMIT LIABILITY OF CERTAIN OFFICERS

Proposed Amendment
We are submitting for stockholder approval an amendment to the Certificate of Incorporation to expand the exculpation provision to exculpate certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law. Our Board has unanimously approved, and recommends that all stockholders approve, the proposed amendment to Section A of Article IX of the Certificate of Incorporation to expand the exculpation provision. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the proposed amendment to Section A of Article IX of the Certificate of Incorporation, which is set forth below (with additions to existing language indicated by underlined text):
A.      The personal liability of the directors and officers for monetary damages for breach of fiduciary duty as a director and/or officer of the Corporation is hereby eliminated to the fullest extent permitted by the DGCL. Any repeal or modification of this Article IX shall not adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.
If you approve Proposal 5, the underlined text above will be added to Section A of Article IX of our Certificate of Incorporation.   We urge you to carefully read the section in its entirety and consider the implications of the added language because this summary may not contain all the information about this amendment that is important to you.
Background and Reason for the Recommendation
Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to enable a corporation to include in its certificate of incorporation a provision exculpating certain officers from liability for breach of the duty of care in certain actions. Previously, exculpation was only available for directors. Such a provision would not exculpate such officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Nor would such a provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims. Under the amendment, the officers who may be exculpated by a Section 102(b)(7) provision include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to services of process in Delaware by written agreement.
The Board believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their company charter. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests while minimizing the potential distraction posed by frivolous lawsuits and costs which are often borne by the Company either directly, through indemnification, or indirectly through higher insurance premiums. The Company expects its peers to adopt exculpation clauses that limit the personal liability of officers in their Certificate of Incorporation and failing to adopt the amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company. Failure could also present barriers to our ability to accomplish our business objectives due to the diversion of management attention and result in a waste of corporate resources. This amendment will also more generally align the protections available to our directors with those available to our officers.
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After considering the advantages and disadvantages of exculpating certain officers set forth in Section A of Article IX of our Certificate of Incorporation, the Board has unanimously voted to propose to the stockholders that Section A of Article IX be amended to expand the exculpation provision to limit liability of certain officers. In reaching this determination to propose this amendment to our Certificate of Incorporation, the Board concluded that the proposed amendment would better position the Company to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it will align the protections for the officers with those protections afforded to the directors.
The proposed amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer.
For the reasons described above, our Board believes that this proposal to amend our Certificate of Incorporation by amending Section A of Article IX is advisable and in the best interests of the Company and its stockholders.
Text of the Amendment
The proposed amendment to our Certificate of Incorporation, which is set forth above, shows the proposed revisions to Section A of Article IX of our Certificate of Incorporation, with additions indicated by underlining. Certain conforming changes, such as moving and modifying defined terms and updating cross-references, will also be necessary in connection with the foregoing amendment and such conforming changes will be reflected in our proposed Fourth Amended and Restated Certificate of Incorporation, a copy of which is set forth in Appendix D and incorporates changes that will be made to our Certificate of Incorporation, assuming Proposals 1, 3, 4 and 5 are approved by our stockholders at the Annual Meeting. If this proposal is approved by our stockholders, we will amend and restate our Certificate of Incorporation to reflect the revisions contemplated by this proposal (as well as any other revisions contemplated by Proposals 3 and 4, if such proposals are also approved by our stockholders) and the resulting Fourth Amended and Restated Certificate of Incorporation will become effective upon its filing with the Secretary of State of the State of Delaware, which is anticipated to occur promptly after the Annual Meeting.
The affirmative vote of the holders of a majority of our outstanding shares of Common Stock is required to approve this Proposal 5. Approval of this proposal is not contingent on the approval of any other proposals in this Proxy Statement.
The Board recommends a vote “FOR” approval of an amendment to our Certificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings.
21

CORPORATE GOVERNANCE

Corporate Governance Guidelines
Our Corporate Governance Guidelines and Principles reflect the principles by which the Board operates and sets forth director qualification standards, responsibilities, compensation, evaluation, orientation and continuing education, board committee structure, chief executive officer performance review, management succession planning and other policies for the governance of the Company. A copy of the Corporate Governance Guidelines and Principles is available on our website at www.amctheatres.com under “Investor Relations”—“Governance”—“Governance Documents”.
Risk Oversight
The Board executes its oversight responsibility for risk management directly and through its committees, as follows:
The Audit Committee has primary oversight responsibility with respect to the Company’s annual enterprise risk management analysis, including financial and accounting risks. The Audit Committee discusses with management the Company’s significant financial and non-financial risk exposures and the Company’s risk assessment and risk management policies. Management provides to the Audit Committee periodic assessments of the Company’s risk management processes and systems of internal control. The Chairperson of the Audit Committee reports to the full Board regarding material risks as deemed appropriate.
The Board’s other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and employee compensation generally. The Board is kept abreast of its committees’ risk oversight and other activities via reports of the committee chairpersons to the full Board. These reports are presented at every regular Board meeting and include discussions of committee agenda topics, including matters involving risk oversight.
The Board, together with its committees, considers specific risk topics, covering the range of material risks to the Company, including risks associated with our annual operating plan, our capital structure, our strategic initiatives, compliance, human capital management, the environment and climate change, information systems and technology, privacy, and other cyber security risks. The Board and its committees regularly review our risk managment policies, processes, and controls. In addition, the Board receives reports from the members of our senior leadership team that include discussions of the risks and exposures involved in their respective areas of responsibility. Further, the Board is informed of developments that could affect our risk profile or other aspects of our business.
Cybersecurity Risk
The Audit Committee’s charter provides that it will have oversight responsibility for information systems, privacy and data security risk exposure, otherwise known as cybersecurity. Management has formed a cross-functional information security committee (the “InfoSec Committee”) to develop and implement cybersecurity policies, procedures and training to mitigate cybersecurity risks. Further, the InfoSec Committee is charged with response preparedness for cybersecurity incidents. Management regularly reports to the Audit Committee on cybersecurity risks and initiatives undertaken to address such risks. The Audit Committee and/or InfoSec Committee also engage independent consultants to review, test and make recommendations regarding cybersecurity preparedness.
Compensation Policies and Practices as They Relate to Risk Management
The Compensation Committee has reviewed and discussed the concept of risk as it relates to the Company’s compensation policies, and it does not believe the Company’s compensation policies or practices create or encourage the taking of excessive risks that are reasonably likely to have a material adverse effect on the Company. Below are some of the highlights of the Company’s compensation programs that mitigate risks associated with compensation:
•
Compensation is comprised of a combination of base salary, annual cash incentive, and long-term equity incentive awards;

22

•
While annual cash incentives are available for all full-time employees, only senior officers receive equity awards;

•
Equity compensation vesting is multi-year service based and performance based with overlapping performance periods; and

•
Maximum payout for cash and equity incentives is 200% of the value at target.

The Compensation Committee has identified no material risks in the compensation programs for 2022.
Business Conduct and Ethics
We have a Code of Business Conduct and Ethics that applies to all of our associates, including our principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The Code of Business Conduct and Ethics, which addresses the subject areas covered by the SEC’s rules, may be obtained free of charge through our website: www.amctheatres.com under “Investor Relations”—”Governance”—”Governance Documents”. Any amendment to, or waiver from, any provision of the Code of Business Conduct and Ethics required to be disclosed with respect to any senior executive or financial officer shall be posted on this website.
Board and Committee Meeting Attendance
The Board held 6 meetings during the year ended December 31, 2022. Each then-serving director attended at least 75% of the total combined meetings held by the Board plus the meetings held by the committees of the Board on which such director served, except for former director, Mr. Wittlinger.
Communications with the Board
Our stockholders and other interested parties may communicate to our Board, its committees or our non- management directors as a group, by writing to the Secretary of AMC Entertainment Holdings, Inc. at One AMC Way, 11500 Ash Street, Leawood, KS 66211. Stockholders and other interested parties should indicate that their correspondence is intended to be communicated to the Board.
Director Independence
Currently, eight of our directors are independent: Ms. Clark, Mr. Koch, Mr. Lader, Mr. Locke, Ms. Pawlus, Ms. Putnam, Dr. Saich, and Mr. Sussman, as determined by our Board in accordance with NYSE rules. The remaining member of the Board, Mr. Aron, is not independent under the NYSE rules or within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”).
Our Board has determined that Ms. Clark, Mr. Lader, Ms. Pawlus, Ms. Putnam, and Dr. Saich are independent in accordance with NYSE rules and within the meaning of the Exchange Act for purposes of serving on our Audit Committee. The Compensation Committee is currently composed of six directors: Mr. Koch, Mr. Lader, Mr. Locke, Ms. Pawlus, Dr. Saich, and Mr. Sussman, all of whom are independent. The Nominating and Corporate Governance Committee is composed of five directors: Ms. Clark, Mr. Koch, Mr. Locke, Ms. Putnam, and Mr. Sussman, all of whom are independent.
Board Leadership Structure
Pursuant to the Company’s Corporate Governance Guidelines, the Board does not have a fixed policy regarding the separation of the offices of Chairperson of the Board and CEO. Under our current leadership structure, both of those roles are held by Mr. Aron. Because the roles of Chairperson and CEO are combined, the Board has appointed Mr. Lader to serve as the non-executive Lead Independent Director. At this time, our Board believes this structure is best for the Company as it allows our Chairperson and CEO to oversee the operational leadership and strategic direction of the Company, while enabling the Lead Independent Director to facilitate the Board’s independent oversight of management, including evaluation of the CEO’s performance. Our Chairperson is not considered independent under the NYSE rules.
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The responsibilities of the Lead Independent Director include:
•
Convening, chairing, and determining agendas for executive sessions of the non-management and independent directors;

•
Serving as a liaison between the Board and management;

•
Determining, in consultation with the Chairman, the schedule and agendas for meetings of the Board;

•
Discussing with the other directors any concerns they may have about the Company and its performance and relaying such concerns, when appropriate, to the full Board;

•
Consulting with the Chief Executive Officer of the Company regarding concerns of the directors;

•
Being available for consultation with any of the senior executives of the Company as to any concerns they might have; and

•
Being available for communications with the Company’s stockholders.

Executive Sessions
Our non-management directors meet in an executive session, without members of management present, no less than once per year in accordance with the NYSE rules. Our Lead Independent Director presides over these executive sessions.
Attendance at Annual Meetings
We encourage our directors to attend our Annual Meeting of Stockholders, absent unusual circumstances. All of our directors attended the 2022 Annual Meeting of Stockholders.
Board and Committee Evaluations; Director Education
Our Board engages in ongoing self-evaluation and assessment. Annually, the directors review and complete evaluations on Board effectiveness, committee performance and peer assessment. Each of the committees and the full Board discuss their self-assessments at least annually. The Nominating and Corporate Governance Committee periodically reviews the form and process for Board and committee self-evaluations. The Board also receives periodic briefings and education on core concepts and trends that impact our businesses and society.
Committees
Our Board has established three standing committees. The standing committees consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The standing committees are comprised of directors as provided in the table below:
Board Member	Audit(1)	Compensation	Nominating and Corporate Governance
Adam M. Aron
Denise M. Clark	Member		Member
Howard W. “Hawk” Koch, Jr.		Member	Member
Philip Lader	Member	Member
Gary F. Locke		Member	Chairperson
Kathleen M. Pawlus	Chairperson	Member
Keri S. Putnam	Member		Member
Adam J. Sussman		Member	Member
Anthony J. Saich	Member	Chairperson
Meetings Held in 2022	6	4	4
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(1)
Our Audit Committee is comprised of five independent members, all of whom are financially literate as defined in the NYSE rules.

Each of our standing committees, the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, operates under a charter, which is available on our website at www.amctheatres.com under “Investor Relations”—“Governance”—“Governance Documents”. The functions performed by each of the standing committees of the Board are briefly described below.
Audit Committee
Our Audit Committee consists of Ms. Clark, Mr. Lader, Ms. Pawlus, Ms. Putnam, and Dr. Saich. Ms. Pawlus serves as the chairperson of the Audit Committee. The Board has determined that Ms. Pawlus qualifies as an Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K and that each member of our Audit Committee is financially literate as defined in the NYSE rules and is independent within the meaning of Rule 10A-3 of the Exchange Act and the NYSE rules. Mr. Wittlinger served on the Audit Committee until his resignation from the Board in December 2022. Ms. Clark, Mr. Lader and Ms. Putnam were appointed to the Audit Committee in January 2023.
The principal duties and responsibilities of our Audit Committee are as follows:
•
to oversee our financial reporting process and internal control system;

•
to appoint and replace our independent registered public accounting firm from time to time, determine their compensation and other terms of engagement, oversee their work and perform an annual evaluation;

•
to oversee the performance of our internal audit function;

•
to oversee the Company’s information systems, privacy and data security risks; and

•
to oversee our compliance with legal, ethical and regulatory matters.

The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties.
Compensation Committee
Our Compensation Committee consists of Mr. Koch, Mr. Lader, Mr. Locke, Ms. Pawlus, Dr. Saich, and Mr. Sussman, all of whom are independent in accordance with the NSYE rules. Dr. Saich serves as the chairperson of the Compensation Committee. Mr. Wittlinger served as a member and the chairperson of the Compensation Committee until his resignation from the Board in December 2022. Mr. Koch, Mr. Locke, Ms. Pawlus, and Dr. Saich were appointed to the Compensation Committee in January 2023.
The principal duties and responsibilities of our Compensation Committee are as follows:
•
to provide oversight on the development and implementation of the compensation policies, strategies, plans and programs for our key employees and non-employee directors and disclosure relating to these matters;

•
to review and approve the compensation of our CEO and our other executive officers; and

•
to provide oversight concerning the compensation of our CEO, succession planning, performance of our CEO and compensation related matters.

The Compensation Committee may delegate to management administration of incentive compensation plans for non-executive officers. The Compensation Committee engaged and retained Aon, as an independent executive compensation consultant, to provide advice on 2022 compensation matters. During 2022, Aon provided advice on executive and director
25

compensation programs, executive and director market pay analysis, compensation peer group, CEO pay recommendations and drafting of the Compensation Discussion and Analysis disclosures contained in the Company’s Proxy Statement. The Compensation Committee reviewed the nature of its relationship with Aon and determined that there were no conflicts of interest with respect to Aon’s independence.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Ms. Clark, Mr. Koch, Mr. Locke, Ms. Putnam, and Mr. Sussman, all of whom are independent in accordance with the NSYE rules. Mr. Locke serves as chairperson of the Nominating and Corporate Governance Committee. Mr. Wittlinger served on the Nominating and Corporate Governance Committee until his resignation from the Board in December 2022. Mr. Lader and Dr. Saich (as Chairperson) also served on the Nominating and Corporate Governance Committee until January 2023. Ms. Clark, Mr. Koch, Mr. Locke, Ms. Putnam, and Mr. Sussman were appointed to the Nominating and Corporate Governance Committee in January 2023.
The principal duties and responsibilities of the Nominating and Corporate Governance Committee are as follows:
•
to establish criteria for board and committee membership and recommend to our Board proposed nominees for election to the Board and for membership on committees of the Board; and

•
to make recommendations to our Board regarding board governance matters and practices.

Director Nomination Process
The Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board, including integrity, objectivity, independence, sound judgment, leadership, courage and diversity of experience (for example, in relation to finance and accounting, strategy, risk, cybersecurity, technical expertise, policymaking, etc.).
The Board has not adopted a formal diversity policy and pursuant to the Company’s Corporate Governance Guidelines and Principles, the Board broadly construes diversity to mean diverse background, education, skills, age, expertise with a proven record of accomplishment and the ability to work well with others. The Nominating and Corporate Governance Committee does not assign specific weight to any particular factor but in selecting members for open Board positions, the Board takes into account such factors as it deems appropriate, which may include the current composition of the Board, the range of talents, experiences and skills that would best complement those already represented on the Board and the need for financial or other specialized expertise. The Board seeks to achieve a mix of members whose experience and backgrounds are relevant to the Company’s strategic priorities and the scope and complexity of the Company’s business. Overall, each of our Board members is committed to the growth of the Company for the benefit of the stockholders, contributes new ideas in a productive and congenial manner and regularly attends board meetings.
In recognition of the importance of having a Board composed of diverse racial, ethnic and gender identities, and in order to improve the Company’s ability to achieve that outcome, the Nominating and Corporate Governance Committee has adopted the following policy:
Policy on Director Candidate Diversity
Because diversity, equity and inclusion are fundamental to the AMC culture and critical to the company’s success, we are committed to having a Board of Directors reflective of those values. In furtherance of this commitment, the Nominating and Corporate Governance Committee will ensure that the list of candidates to be considered for nomination to open Board seats includes candidates with diversity of race, ethnicity, and gender. Further, consultants engaged to assist in searches will be instructed to include such candidates in their submissions.
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Board Diversity Self-Disclosure
The chart below sets forth certain diverse characteristics that members of our Board have voluntarily self-disclosed to the Company and consented to have publicly disclosed to our stockholders.
Board Member	Gender Identity	Race/Ethnicity	Other Disclosed Characteristics
Adam M. Aron	Male	White	Jewish
Denise M. Clark	Female	White	LGBTQ+ / Veteran
Howard W. “Hawk” Koch, Jr.	Male	White	Jewish
Philip Lader	Male	White	Episcopalian
Gary F. Locke	Male	Asian
Kathleen M. Pawlus	Female	White
Keri S. Putnam	Female	White
Anthony J. Saich	Male	White	Dual UK Nationality
The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominating and Corporate Governance Committee, directors and members of management. Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee at: Company Secretary, One AMC Way, 11500 Ash Street, Leawood, Kansas 66211 or by emailing: KConnor@amctheatres.com. Invitations to serve as a nominee are extended by the Board itself via the Chairperson and the Chairperson of the Nominating and Corporate Governance Committee.
Compensation Committee Interlocks and Insider Participation
During 2022, our Compensation Committee consisted of Mr. Lader, Mr. Sussman and Mr. Wittlinger, who served on the Compensation Committee until his resignation from the Board in December 2022. During the period January 1, 2022, through December 31, 2022, no member of the Compensation Committee had a relationship required to be described under the SEC rules relating to disclosure of related person transactions and none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.
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HUMAN CAPITAL RESOURCES

Talent Acquisition, Development, and Retention
AMC associates are core to our commitment to delivering the best theatrical experience in the world. Hiring, developing and retaining employees who support the guest-focused mission in our theatres is essential to our operations. Acquiring the right talent efficiently is a core capability that we regularly monitor and manage, given the need to rapidly staff our frontline operations. Once hired, we focus on the development of our associates, creating experiences and programs that promote performance, growth and career opportunities for those who are passionate about our business. We sponsor numerous training, education and leadership development programs for associates at all levels, from hourly associates to executive officers. These programs are designed to enhance leadership and managerial capability, ensure quality execution of our programs, drive guest satisfaction and increase return on investment.
Diversity, Equity, and Inclusion
Our goal is to create a workforce as diverse as the guests we serve and the movies we show on our screens. As such, diversity, equity and inclusion (“DEI”) are fundamental to our culture and critical to our success. In support of this goal, AMC has established five councils in support of Women, Latinx, African American, Asian American and Pacific Islander, and LGBTQ+ associates. The purpose of these councils is to strengthen our culture by defining opportunities to embrace our diversity, lead with fairness and impartiality and create a more inclusive work environment by leveraging associate experiences. These councils are supported by the DEI function under the guidance of the Chief Human Resources Officer. This DEI focus ensures that all communities are represented in our long-term systemic approach. Our work has been recognized externally: AMC has received a perfect score for 14 consecutive years on the Human Rights Campaign Foundation’s Corporate Equality Index as one of the “Best Places to Work for LGBTQ Equality”; named for eight years running as one of the “Best Places to Work” for people with disabilities on the Disability Equality Index; and recognized for five consecutive years as one of Forbes “Best Employers for Diversity.”
Compensation, Benefits, Safety, and Wellness
In addition to offering market competitive salaries and wages, we offer comprehensive health and retirement benefits to eligible employees. Our health and welfare benefits are supplemented with specific programs to manage or improve common health conditions, a variety of voluntary benefits and paid time away from work programs. We also provide a number of innovative programs designed to promote physical, emotional and financial well-being. Our commitment to the safety and health of our associates continues to be a top priority.
Management regularly updates the Compensation Committee with regard to each of the above topics.
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DIRECTOR COMPENSATION

The following section presents information regarding the compensation paid during the year ended December 31, 2022, to members of our Board who were not employees of the Company (“non-employee directors”). Employee members of our Board do not receive any compensation from the Company for service as a director. We reimburse all directors for any out-of-pocket expenses incurred by them in connection with their services provided in such capacity.
Non-Employee Director Compensation
In order to attract and retain qualified non-employee directors, the Company amended and restated its Non-Employee Director Compensation Program on July 29, 2021, pursuant to which non-employee directors were compensated for their service to the Company in 2022. Each non-employee director is eligible for the following annual compensation for services as a Board member:
•
an annual cash retainer of $150,000;

•
an annual stock award with a calculation value of $105,000, subject to a one-year holding requirement;

•
an annual cash retainer of $50,000 for the Lead Independent Director; and

•
an annual cash retainer for non-employee directors who serve on a committee as follows:

Committee	Chairperson	Member
Audit	$35,000	$17,500
Compensation	25,000	15,000
Nominating and Corporate Governance	20,000	10,000
Cash retainers are paid in quarterly installments and are pro-rated for partial years of service.
Stock awards are made pursuant to the Company’s 2013 Equity Incentive Plan (“EIP”), are fully vested at the date of grant, and are issued on the later of (i) the date annual grants are made to senior management and (ii) the date the director is elected to the Board. Stock awards are pro-rated for the director’s first partial year of service, but not for the last partial year of service. Directors may elect to receive all or a portion of their cash retainer in stock. Stock awards must be retained until the earlier to occur of the first anniversary of the grant date or the director’s departure from the Board.
Unless otherwise specified by the Board, the number of shares awarded to each non-employee director is determined by dividing the value of the award by the average closing price of the stock for the five trading days prior to the date of the stock award. Stock Award values reflected in the director compensation table below are based upon the closing price for our Common Stock on the date of grant. Since the stock prices used to calculate the grants and determine the compensation value are different, in times of high volatility the reflected compensation may ultimately be higher or lower than that targeted by the Board. For the 2022 stock awards, the price used to calculate the shares awarded was $17.65 and the price used to calculate the compensation included in the table was $19.67.
The Compensation Committee, in consultation with its independent executive compensation consultant, annually reviews the Non-Employee Director Compensation Program and recommends updates, if any, to the full Board for approval.
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Director Compensation Table
The following table presents information regarding the compensation of our non-employee directors during the year ended December 31, 2022.
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Denise M. Clark(3)	$—	$—	$—
Howard W. “Hawk” Koch, Jr.	150,000	117,037	267,037
Philip Lader(4)	260,000	117,037	377,037
Gary F. Locke	150,000	117,037	267,037
Kathleen M. Pawlus	185,000	117,037	302,037
Keri S. Putnam(3)	—	—	—
Anthony J. Saich	187,500	117,037	304,537
Adam J. Sussman(4)	200,000	117,037	317,037
Lee E. Wittlinger(5)	202,500	117,037	319,537

(1)
Includes the annual cash retainer for services as a board member, the annual cash retainer for services as the Lead Independent Director, the annual cash retainer for services as a member of a committee, and the annual cash retainer for services as a chairperson of a committee.

(2)
Represents the aggregate grant date fair values, as computed in accordance with Financial Accounting Standards Board’s Accounting Standard Codification (“ASC”) Topic 718, Compensation—Stock Compensation, calculated based upon the closing price of the Common Stock on February 16, 2022, of $19.67 per share. As discussed above, the number of shares granted was calculated using a price of $17.65 (representing a five-day average closing price) resulting in the variance between the award calculation value and the ultimate compensation value included in the table.

(3)
Ms. Clark and Ms. Putnam were not elected to the Board until January 2023 and, thus received no fees in 2022.

(4)
Members of the special litigation committee established to investigate and evaluate certain derivative claims received a $35,000 cash fee for their service.

(5)
Mr. Wittlinger resigned from the Board in December 2022.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock outstanding as of September 25, 2023 with respect to:
•
each person or group of affiliated persons known by us to own beneficially more than 5% of the outstanding shares of Common Stock, together with their addresses;

•
each of our directors, director nominees and our Named Executive Officers (“NEOs”); and

•
all directors and executive officers as a group.

The address for each of our directors, director nominees and NEOs is c/o AMC Entertainment Holdings, Inc., One AMC Way, 11500 Ash Street, Leawood, Kansas 66211. Each person has sole voting and dispositive power over shares held by them, except as described below.
NAME	Common Stock Number	%
5% Beneficial Owners: None
Directors, Director Nominees and Named Executive Officers:
Adam M. Aron	366,336	*
Sean D. Goodman	28,285	*
Daniel E. Ellis	18,305	*
Elizabeth F. Frank	22,018	*
Kevin M. Connor	17,314	*
Denise M. Clark	2,990	*
Howard W. “Hawk” Koch., Jr.	4,180	*
Philip Lader	7,724	*
Gary F. Locke	7,725	*
Kathleen M. Pawlus	7,725	*
Keri S. Putnam	2,990	*
Anthony J. Saich	7,725	*
Adam J. Sussman	7,725	*
All directors and executive officers as a group (16 persons)(1)	557,483	*

*
Less than 1%

(1)
Includes 56,441 shares of Common Stock beneficially held by executive officers not named in the table.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities. Officers, directors and holders of greater than 10% of our Common Stock are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.
To our knowledge, based solely upon a review of the copies of such reports filed electronically with the SEC and/or written representations that no other reports were required to be filed during 2022, all filing requirements under Section 16(a) applicable to our officers, directors and 10% stockholders were satisfied timely, except for one late Form 4 for Director Howard W. “Hawk” Koch Jr. with respect to one transaction and one late Form 4 for Mr. Sean D. Goodman, Executive Vice President, Chief Financial Officer and Treasurer, with respect to one transaction, in each case due to administrative errors.
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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures with Respect to Related Person Transactions
The Board has adopted the AMC Entertainment Holdings, Inc. Policy on Transactions with Related Persons as our policy for the review, approval or ratification of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is, or will be a participant, and one of the Company’s executive officers, directors, director nominees, 5% stockholders (or the immediate family or household members of any of the foregoing) or any firm, corporation or other entity in which any of the foregoing persons controls, is employed by, or has a material ownership interest (each, a “Related Person”) has a direct or indirect material interest.
This policy is administered by the Audit Committee. As appropriate for the circumstances, the Audit Committee will review and consider relevant facts and circumstances in determining whether to approve or ratify such transaction. Our policy includes certain factors that the Audit Committee takes into consideration when determining whether to approve a related person transaction as follows:
•
the position within or relationship of the related person with the Company;

•
the materiality of the transaction to the related person and the Company, including the dollar value of the transaction, without regard to profit or loss;

•
the business purpose for and reasonableness of the transaction (including the anticipated profit or loss from the transaction), taken in the context of the alternatives available to the Company for attaining the purposes of the transaction;

•
whether the transaction is comparable to a transaction that could be available on an arms-length basis or is on terms that the Company offers generally to persons who are not related persons;

•
whether the transaction is in the ordinary course of the Company’s business and was proposed and considered in the ordinary course of business; and

•
the effect of the transaction on the Company’s business and operations, including on the Company’s internal control over financial reporting and system of disclosure controls and procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

Related Person Transactions
Antara Transaction
On December 22, 2022, the Company entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Antara Capital, LP (“Antara”), pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to (i) sell to Antara 106,595,106 AMC Preferred Equity Units (“APEs”) for an aggregate purchase price of $75.1 million (the “Forward Purchase APEs”) and (ii) simultaneously purchase from Antara, on a private basis, $100 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026 (the “Exchange Notes”) in exchange for 91,026,191 APEs (together with the Forward Purchase APEs, the “Private Placement APEs”). Each APE was a depositary share representing an interest in one one-hundredth (1/100th) of a share of the Company’s Series A Convertible Participating Preferred Stock and was designed to have the same economic and voting rights as a share of the Company’s Common Stock. Each APE was automatically convertible into Common Stock upon an approval by the Company’s stockholders to authorize sufficient additional shares of Common Stock to permit the conversion of the then-outstanding APEs. Such conversion occurred on August 25, 2023.
Immediately prior to entry into the Forward Purchase Agreement, on December 22, 2022, Antara purchased 60,000,000 APEs (the “ATM APEs”) for approximately $34.9 million under the Company’s at-the-market program (“ATM
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program”). The sale of the ATM APEs was made pursuant to the Equity Distribution Agreement, dated September 26, 2022, as amended, and the Company’s shelf registration statement on Form S-3 (File No. 333-266536). Following the purchase of the ATM APEs, Antara beneficially owned approximately 8.8% of the issued and outstanding APEs and approximately 5.0% of the APEs and Class A common stock on a combined basis, each as of December 22, 2022. Pursuant to the Company’s Policy on Transactions with Related Persons, any 5% stockholder of the Company is considered a Related Person. Also, on December 22, 2022, the Company repurchased from Antara $15.0 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026.
On February 7, 2023, the Company consummated the transactions contemplated by the Forward Purchase Agreement and issued to Antara 106,595,106 Forward Purchase APEs for an aggregate purchase price of $75.1 million and simultaneously purchased from Antara, on a private basis, the Exchange Notes in exchange for 91,026,191 APEs and cash equal to the accrued and unpaid interest on the Exchange Notes.
In addition to the Exchange Notes purchased pursuant to the Forward Purchase Agreement, on February 7, 2023, the Company repurchased from Antara $41.9 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026 and $4.1 million aggregate principal amount of the Company’s 5.875% Senior Subordinated Notes due 2026.
On February 9, 2023, the Company and Antara agreed to a mutual waiver of the lock-up restrictions in the Forward Purchase Agreement restricting the sale, transfer or other disposition of Forward Purchase APEs. In accordance with the mutual waiver, the lock-up restrictions were waived with respect to (i) sales of Forward Purchase APEs by Antara in an amount not to exceed an aggregate of 26,000,000 Forward Purchase APEs, and (ii) sales of APEs by the Company in an amount not to exceed $140 million. The Company also agreed that prior to March 31, 2023, it would not issue or exchange, without Antara’s prior written consent, any Class A common stock in return for cancellation of the Company’s outstanding indebtedness.
On April 4, 2023, the Company repurchased from Antara $9.0 million aggregate principal amount of the Company’s 10%/12% Cash/PIK Toggle Second Lien Notes due 2026.
Based upon its most recent Schedule 13D filing with the SEC, Antara is no longer a Related Person.
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PROPOSAL 6:
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young, LLP (“EY”) as the independent registered public accounting firm to perform the audit of our consolidated financial statements and our internal control over financial reporting for 2023. EY served as our independent registered public accounting firm for 2022.
The Audit Committee is responsible for overseeing the qualifications, engagement, compensation, independence, and performance of the independent registered public accounting firm retained to audit the Company’s consolidated financial statements and its internal control over financial reporting. The Audit Committee requires and, with its chairperson, oversees the selection process for new lead audit engagement and concurring partners every five years. Throughout this process, the Audit Committee and management will provide input to EY about AMC priorities, discuss candidate qualifications and interview potential candidates put forth by the firm. The Audit Committee will also require other key EY partners assigned to our audit to be rotated as required by the PCAOB. To help ensure continuing auditor independence, the Audit Committee will continue to periodically consider whether there should be a regular rotation of the independent auditor.
We are asking our stockholders to ratify the selection of EY as our independent registered public accounting firm for 2023. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that a change would be in the best interests of the Company and our stockholders. If the stockholders fail to ratify the selection of this firm, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of EY.
Representatives from EY are expected to attend the 2023 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.
The Board recommends a vote “FOR” ratification of the selection of EY as our independent registered public accounting firm for 2023.
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AUDIT COMMITTEE REPORT

Our Audit Committee reviews our financial reporting process on behalf of our Board. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2022 Annual Report on Form 10-K with our management and our independent registered public accounting firm for 2022, EY. Our management is responsible for the financial statements and the reporting process, including the system of internal controls. EY is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles and expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee has discussed with EY the matters requiring discussion by Statement on Auditing Standard No. 1301, Communication with Audit Committees (as amended), and all other matters required to be discussed with the auditors. In addition, the Audit Committee has received the written disclosures and the letters from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditors their independence. The Audit Committee has concluded that the independent auditors currently meet applicable independence standards.
Based on the reviews and discussions to which we refer above, the Audit Committee recommended to our Board (and our Board has approved) that the audited financial statements be included in our 2022 Annual Report on Form 10-K, for filing with the SEC.
Audit Committee of the Board of Directors:
Kathleen M. Pawlus (Chairperson)
Denise M. Clark
Philip Lader
Keri S. Putnam
Anthony J. Saich
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PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table shows the fees that the Company was billed for the audit and other services provided by EY for the years ended December 31, 2022, and 2021. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of EY and determined they were compatible. The Audit Committee has the sole right to engage and terminate the Company’s independent registered public accounting firm, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.
Type of Fee	Year Ended December 31, 2022	Year Ended December 31, 2021
Audit Fees(1)	$4,118,290	$4,040,351
Audit-Related Fees(2)	851,946	484,688
Tax Fees(3)	433,339	634,974
Total	5,403,575	5,160,013

(1)
Audit Fees include the audit of our annual financial statements and our internal control over financial reporting, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the years ended December 31, 2022, and December 31, 2021.

(2)
Audit-Related Fees includes assurance and related services by EY that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)
Tax Fees include professional services rendered by EY for U.S. and international tax return preparation and tax compliance.

Audit Committee Pre-Approval Policy
The Audit Committee has adopted policies and procedures for the pre-approval of audit services and permitted non-audit services to be performed by our independent registered public accounting firm in order to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. The policies provide general pre-approval for certain types of services, as well as approved costs for those services. The term of any general pre-approval is twelve months from the date of pre-approval unless the Audit Committee specifies otherwise. Any costs or services that are not given general pre-approval require specific pre-approval by the Audit Committee. The policy directs that, if management must make a judgment as to whether a proposed service is a pre-approved service, management should seek approval of the Audit Committee before such service is performed.
Requests to provide services that require specific approval by the Audit Committee must be submitted to the Audit Committee (or the chairperson of the Audit Committee as provided below) by both the independent auditor and management, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. Under the Audit Committee’s pre-approval policy, the chairperson of the Audit Committee has the authority to address any requests made for pre-approval of services between Audit Committee meetings, and the chairperson must report any pre-approval decisions made between Audit Committee meetings to the Audit Committee at its next scheduled meeting. The policy prohibits the Audit Committee from delegating its responsibility to pre-approve any permitted services to management.
The Audit Committee pre-approved all services provided by EY for 2022.
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COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed with management the disclosures contained in the following section entitled “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the Board that the section entitled “Compensation Discussion and Analysis” be included in this Proxy Statement for the 2023 Annual Meeting.
Compensation Committee of the Board of Directors:
Anthony J. Saich (Chairperson)
Howard W. “Hawk” Koch, Jr.
Philip Lader
Gary F. Locke
Kathleen M. Pawlus
Adam J. Sussman
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STOCKHOLDER OUTREACH

In response to the low participation rates and significant unfavorable votes cast at the 2022 annual meeting of stockholders, the Company undertook meaningful efforts following last year’s annual meeting to conduct outreach to substantial stockholders in order to solicit feedback on a number of topics, including executive compensation and corporate governance. During the past year, members of senior management and independent members of the Board held meetings with the Company’s largest stockholders on a broad range of corporate governance topics. During 2022, institutional investors held only 25-30% of our outstanding stock with the balance held by retail investors. Meetings were requested with all institutional investors holding more than 1% of our outstanding stock and held with institutional investors holding approximately 12% of our stock in the aggregate. These meetings yielded a highly constructive, thoughtful, and productive dialogue on all sides. As a result, the Company has undertaken a number of actions to specifically address concerns raised by stockholders.
While the failure of the 2022 “say-on-pay” vote was a major factor leading to the additional stockholder outreach, once the conversations started, we learned that our largest stockholders, while certainly holding opinions on executive compensation, were much more focused on corporate governance improvements they believed the Company should pursue. See “Compensation Discussion and Analysis—Consideration of Say on Pay Results” for additional information on our specific responses to last year’s “say-on-pay” vote.
Although our large and diverse stockholder base with limited institutional participation can make it difficult to ascertain a consensus among our stockholders, as a result of the meetings with large stockholders, certain common concerns were identified. In response, the Company has undertaken the following actions:
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What We Heard From Stockholders	Actions Taken
Concern Regarding the Lack of Diversity on the Board of Directors.
•
The Board appointed two new female directors to fill open seats, bringing female representation to one-third of the Board.

•
The Nominating and Corporate Governance Committee of the Board adopted a Policy on Director Candidate Diversity to ensure consideration of diverse candidates for open Board seats.

•
Additional disclosure was included in this Proxy Statement regarding Directors’ self-identification of diverse characteristics.

Concern with the classified structure of the Board.	• The Board has proposed and recommended an amendment to our Certificate of Incorporation to declassify the Board and elect all directors on an annual basis.
Concerns with restrictions on stockholders’ ability to take certain actions.
•
The Board has proposed and recommended an amendment to our Certificate of Incorporation to remove the prohibition on stockholders acting by written consent.

•
The Board has approved Bylaws setting forth the procedures for stockholders to act by written consent subject to stockholder approval to remove the prohibition from the Certificate of Incorporation.

•
The Board has proposed and recommended an amendment to our Certificate of Incorporation to remove the prohibition on stockholders’ ability to call special meetings.

•
The Board has approved Bylaws setting forth the procedures for stockholders representing twenty percent of the Company’s voting power to call a special meeting subject to stockholder approval to remove the prohibition from the Certificate of Incorporation.

Concerns Regarding Executive Compensation
•
The Compensation Committee froze CEO base salary and bonus opportunity in 2022 and all components of CEO compensation in 2023.

•
The Compensation Committee froze the base salary and bonus opportunity of all NEOs in 2023.

•
The Compensation Committee shifted the executive compensation pay mix back toward equity components to align with stockholders.

•
The Compensation Committee returned to historical methodology for calculating equity grants.

•
The Compensation Committee adjusted the compensation peer group for 2023 to include additional peers utilized by proxy advisory firms.

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COMPENSATION DISCUSSION AND ANALYSIS

Explanatory Note: Effective August 24, 2023, the Company implemented a one-for-ten reverse stock split on the Common Stock (the “Reverse Split”) and effective August 25, 2023, the Company’s outstanding APE securities were converted into shares of Common Stock with each APE being converted into one-tenth of a share of Common Stock (the “APE Conversion”). Each APE was a depositary share representing an interest in one one-hundredth (1/100th) of a share of the Company’s Series A Convertible Participating Preferred Stock and was designed to have the same economic and voting rights as a share of the Company’s Common Stock. Each APE was automatically convertible into Common Stock upon an approval by the Company’s stockholders to authorize sufficient additional shares of Common Stock to permit the conversion of the then-outstanding APEs.
Since neither the Reverse Split nor the APE Conversion had occurred prior to the end of our 2022 fiscal year, which is the period covered by this CD&A and the tables that follow, references to the number of shares of Common Stock and APEs included in our executive compensation disclosures have not been adjusted to reflect the impact of these events.
The following Compensation Discussion & Analysis (“CD&A”) describes the philosophy, objectives, and structure of our fiscal year 2022 executive compensation program. This CD&A is intended to be read in conjunction with the tables below, which provide further detail and historical compensation information for our NEOs as identified below.
Name	Position
Adam M. Aron	Chairman, Chief Executive Officer, President, and Director
Sean D. Goodman	Executive Vice President, Chief Financial Officer, and Treasurer
Daniel E. Ellis	Executive Vice President, Chief Operations and Development Officer
Elizabeth F. Frank	Executive Vice President, Worldwide Programming and Chief Content Officer
Kevin M. Connor	Senior Vice President, General Counsel and Secretary
Consideration of Say on Pay Results
The Board and the Compensation Committee continually evaluate our compensation policies and practices. As part of that process, the Board and the Compensation Committee consider the results of our annual advisory vote on executive compensation, commonly known as the “say-on-pay” vote. At our 2022 Annual Meeting, we were disappointed that only approximately 36% of the votes were cast in support of the say-on-pay proposal. We were further frustrated that stockholders representing less than 30% of the eligible votes on the say-on-pay proposal participated in the vote, regardless of their support or opposition.
The Company continues to maintain that the compensation decisions on which the 2022 say-on-pay vote was based were necessary to retain our talented executive team and reward them for their outstanding efforts in ensuring the Company’s survival during the COVID-19 pandemic and its significant continuing impacts on our industry. However, we have also undertaken efforts to engage with stockholders to understand and address their concerns with our compensation programs. During the last year, the Company, including participation by independent members of the Board, initiated stockholder outreach dialogue with our largest stockholders to solicit feedback on corporate governance and executive compensation. We would note that through these discussions, we learned that our largest institutional stockholder had voted in favor of our say-on-pay proposal in 2022. Further, we have continued to emphasize the AMC Investor Connect initiative focused on our large base of retail investors.
Our compensation policies and decisions continue to be focused on financial performance and aligning the interests of executives with the interests of stockholders. However, we have considered last year’s say-on-pay voting result and the feedback received through our stockholder engagement in compensation decisions, including:
•
Freezing CEO base salary and bonus opportunity in 2022 and all components of CEO compensation in 2023;

•
Freezing the base salary and bonus opportunity of all NEOs in 2023;

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•
Shifting the executive compensation pay mix back toward equity components to align with stockholders;

•
Returning to historical methodology for calculating equity grants; and

•
Adjusting the compensation peer group for 2023 to include additional peers utilized by proxy advisory firms.

EXECUTIVE SUMMARY
2022 Business Review; Industry Headwinds
As 2022 began, the Company was optimistic about prospects for significant continuing industry recovery. However, that optimism waned as the year progressed and movie release schedules were delayed. Further, consumers were slow to return to our theatres without a full and compelling slate of movies to draw them. Ultimately, 2022 industry performance still remained at only about 65% of pre-pandemic levels. With depressed attendance, we continued to bear the weight of a high fixed cost structure, which was exacerbated by inflationary pressures on both labor and supply costs.
As an illustration of the ongoing impacts to our industry, the North American industry box office in 2022 was $7.45 billion compared to AMC internal projections of $9.0 billion at the beginning of the year and a 2019 pre-pandemic level of $11.4 billion.
Despite challenging industry and economic conditions, as has been the case since the onset of the COVID-19 pandemic, the Company remained vigilant, flexible, and focused on maximizing results. The extraordinary efforts and creativity of our management team has allowed AMC to weather the storm while some of our competitors were forced to permanently close or seek bankruptcy protection. While there is still much work to be done, industry trends were improving as 2022 ended with an attractive movie slate for 2023. Our initiatives to conserve resources, manage costs, and raise capital have preserved AMC’s ability to fully participate in the industry recovery.
Despite the formidable headwinds facing the Company in 2022, the management team secured some impressive accomplishments:
•
Total revenues grew by approximately $1.4 billion to $3.9 billion, and we returned to generating positive Adjusted EBITDA.

•
In the fourth quarter of 2022, revenue per patron reached $19.98, exceeding pre-pandemic levels, driven by strategic ticket pricing initiatives and strong food and beverage sales.

•
We raised nearly $229 million in gross proceeds through “at-the-market” offerings of our newly created APE securities to further bolster our balance sheet.

•
At December 31, 2022, we had available liquidity of $842.7 million, including $211.2 million of undrawn capacity under the Company’s revolving credit facility.

•
Our total aggregate principal amount of debt was reduced by approximately $220 million.

•
We began the upgrade of 3,500 auditoriums in the U.S. to laser projection technology in partnership with Cinionic.

•
In collaboration with Zoom Video Communications, Inc., we announced Zoom Rooms at AMC to enable dispersed groups to conduct cohesive virtual and in-person events and meeting experiences at our theatres.

•
We acquired 15 theatres with 157 screens and built and opened 7 new theatres with 51 screens.

•
We developed a line of pre-packaged and ready-to-pop microwaveable AMC Theatres Perfectly Popcorn products for sale at retail outlets outside of our theatres, with a launch in Wal-Mart stores in early 2023.

•
As of December 31, 2022, we had approximately 28 million member households enrolled in our AMC Stubs loyalty program.

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•
In partnership with Deserve, Inc., we announced the launch of an AMC co-branded credit card that will allow our loyal guests to earn AMC Stubs rewards on their everyday spending.

Compensation Decisions
Our compensation program is grounded in a pay-for-performance philosophy and is designed with equity as a significant component of compensation. Performance goals in both our short- and long-term incentive plans are set at challenging levels, with the ultimate goal that the achievement of operating, financial and other goals will drive long-term, sustainable stockholder value growth. In addition, a key goal of executive compensation is to attract, retain, motivate, and reward talented executives. However, the severe and continuing effects of the COVID-19 pandemic on our industry have dramatically impacted the Company’s financial performance and the price of the Company’s equity securities for reasons unrelated to the performance by our officers and employees in managing the Company’s business and preserving stockholder value during the pandemic. While our response to, and ongoing recovery from, the COVID-19 pandemic warranted uncommon actions with respect to compensation programs, our underlying philosophy has not been permanently altered or abandoned.
In the view of the Compensation Committee, management successfully undertook major initiatives to reduce and control costs, raise additional capital, restructure a substantial portion of the Company’s debt, renegotiate arrangements with studios and landlords, operate theatres safely, promote attendance, and lay the groundwork to seek opportunities to diversify the business. These initiatives were essential to preserving the Company’s business and stockholder value at a critical time for the Company. The unprecedented challenges facing our industry and the recognition that retention of the Company’s leadership was one of the most critical issues facing the Company required that the Compensation Committee remain flexible in its approach to executive compensation. Consequently, the Compensation Committee made a number of strategic decisions during 2022 that it believes were reasonable and necessary in light the circumstances, and in response to stockholder feedback. Further, the Compensation Committee believes that its actions will enable the Company to return to a normalized compensation structure and approach as the industry stabilizes. Each of the decisions outlined below is more fully described in the subsequent sections of this CD&A and the tables that follow.
2022 Key Compensation Determinations
•
Generally, base salary increases were consistent with market conditions at approximately 3.5%. However, CEO and CFO base salaries (and by extension annual incentive plan bonuses) remained at the same level as in 2021 due to the significant increases granted in the prior year and in order to shift the pay mix for these officers toward equity incentives. A larger increase was also awarded to the Executive Vice President, Chief Operations and Development Officer in recognition of the expanded responsibilities for that position.

•
In continued recognition of the high level of uncertainty regarding the industry recovery and in order to maintain an incentive in the event of industry underperformance and to limit compensation expense exposure in the event of industry overperformance, 2022 performance goals for the annual incentive plan remained indexed to industry results. However, to more accurately reflect the diversity of the markets in which the Company operates, the North American box office factor was supplemented with an international market attendance factor for purposes of indexing targets to industry performance.

•
The incentive at target as a percentage of base salary for the NEOs under the annual incentive plan remained the same as prior years.

•
To improve transparency for stockholders, the Adjusted EBITDA definition used for compensation purposes was changed to align with the definition used in the Company’s public financial reporting.

•
For purposes of calculating 2022 equity grants, the Company returned to its historical practice of using the five-day average closing price of the Company’s Common Stock at the time of grant instead of the longer-term volume weighted average for a significantly longer period used in 2021 to smooth the impact of the COVID-19 pandemic.

•
Following termination in 2021, accounts in the Company’s non-qualified deferred compensation plan were liquidated and distributed to participants in May 2022.

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•
To more closely align with the peer groups used by proxy advisory firms, Roku, Inc. and Formula One Group were added to the compensation peer group for 2023.

•
In conjunction with the special APE dividend to stockholders, an equitable adjustment of outstanding equity awards was approved, and a reserve of APEs was established for future equity grants.

•
Despite significant industry underperformance compared to both pre-pandemic levels and forecasts for 2022, Company performance achieved levels permitting for annual incentive plan pay out at 200% of the industry-adjusted target, the maximum permitted under the compensation programs.

•
Due to industry underperformance and lack of an industry adjustment mechanism, equity grants based upon fiscal year 2022 Adjusted EBITDA and Free Cash Flow vested at only 0% and 79%, respectively.

2023 Actions
•
No compensation components were increased for the CEO.

•
For NEOs other than the CEO, base salaries and annual bonus opportunities also remain at 2022 levels, but modest increases to annual equity grants were made to shift pay mix toward equity-based components.

•
Performance goals for the annual incentive plan continue to be indexed to North American industry box office and international industry attendance results.

•
For 2023 annual equity grants, aggregate award values were allocated between the Company’s Common Stock and APEs based upon the relative market capitalization of each security in order to align management incentives with the interests of our overall equity ownership base.

•
As disclosed in Item 9B of the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2023, the Compensation Committee determined that the failure to attain the 2022 performance goals applicable to equity grants was primarily due to changes in studio movie release schedules, which was outside the control of the Company and was not known at the time the performance targets were established. In recognition of the ongoing extraordinary efforts of the Company’s management team as the theatrical exhibition industry continues to lag its pre-pandemic performance, encourage continued engagement, and incentivize executives during continued difficult business conditions, the Compensation Committee, in consultation with the Company’s independent compensation consultant, approved one-time immediately vested awards of the Company’s Common Stock and APEs. The awards were calculated based upon the difference between the vesting level of the equity grants allocated to the 2022 tranche year and the maximum vesting level of such grants, which the Compensation Committee believed would have been achieved had the performance goals been set based upon the ultimate industry box office level. For accounting purposes, the special awards were treated as modifications of outstanding equity grants and the value will be reflected in the Company’s 2023 compensation tables.

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How Our Compensation Program Works
The Compensation Committee regularly reviews best practices in executive compensation and uses the following guidelines to design our compensation programs during ordinary business cycles, with exceptions made only under extraordinary circumstances:

What We Do	✓ Pay-for-performance philosophy and culture ✓ Strong emphasis on performance-based incentive awards ✓ Comprehensive clawback policy ✓ Responsible use of shares under our long-term incentive program ✓ Stock ownership requirements for all senior officers ✓ Engage an independent compensation consultant ✓ Perform an annual risk assessment of our compensation program ✓ "Double-trigger" change-in-control provisions
What We Don't Do	✕ No hedging or pledging of Company stock ✕ No excise tax gross-ups ✕ No backdating or repricing of stock option awards ✕ No ongoing supplemental executive retirement plans ✕ No excessive perquisites

Components of Our Pay
Our Compensation Committee oversees our executive compensation program, which includes three primary compensation elements: base salary, annual cash incentives, and long-term equity awards. The Compensation Committee has tailored our program to incentivize and reward specific aspects of Company performance that it believes are central to delivering long-term stockholder value.

Base Salary

- Fixed pay, set with regard to responsibilities, market norms, and individual performance

Annual Cash Incentives

- Annual incentives intended to reward short-term performance for executives other than the CEO and CFO, based on:
  - 80% corporate goals (Adjusted EBITDA) and 20% individual performance
  - For the CEO and CFO, 100% based on corporate performance

Long-Term Equity Incentives

- Focused on incentivizing executives for long-term performance, as well as providing a retention vehicle for our top executive talent
- Annual equity grants are delivered as:
  - 50% time-vesting RSUs, vesting ratably over 3-years
  - 50% PSUs with vesting based on annual Adjusted EBITDA and free cash flow performance goals, vesting ratably over 3-years

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Pay Mix
The Compensation Committee utilizes the above-mentioned compensation elements to promote a performance-based culture that aligns the interests of management and stockholders. The Compensation Committee chooses an appropriate balance of fixed and variable pay as well as long-term versus short-term incentives and opportunities. In 2022, our target pay mix was as follows:
CEO Target Pay Mix	Average Other NEO Target Pay Mix

Fixed 10.7%
Short-Term 32.1%
Long-Term 67.9%
Variable 89.3%
10.7%
Base
33.9%
PSUs
21.4%
Bonus
33.9%
RSUs

Fixed 28.3%
Short-Term 50.1%
Long-Term 49.9%
Variable 71.7%
24.9%
PSUs
24.9%
RSUs
28.3%
Base
21.8%
Bonus

EXECUTIVE COMPENSATION PHILOSOPHY AND PROGRAM OBJECTIVES
The goals of the Compensation Committee with respect to executive compensation are:
•
to attract, retain, motivate and reward talented executives;

•
to tie annual compensation incentives to the achievement of specified performance objectives; and

•
to achieve long-term creation of value for our stockholders by aligning the interests of these executives with those of our stockholders.

To achieve these goals, we endeavor to maintain compensation plans that tie a substantial portion of executives’ overall compensation to key strategic, operational and financial goals and other non-financial goals that the Compensation Committee deems important. The Compensation Committee evaluates our compensation programs to ensure they are supportive of these goals and our business strategy and align the interests of our executives with those of our stockholders.
EXECUTIVE COMPENSATION PROGRAM ELEMENTS
Our executive compensation program primarily consists of a combination of base salary, annual cash incentives, and long-term equity incentives. Our Compensation Committee believes that a combination of these elements offers the best approach to achieving our compensation goals, including attracting and retaining talented and capable executives and motivating our executives and other officers to expend maximum effort to improve the business results and earnings and create long-term, sustainable growth of stockholder value.
Base Salaries
Base salaries for our NEOs are reviewed from time to time by the Compensation Committee and may be increased pursuant to such review and in accordance with guidelines contained in the various employment agreements in order to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Base salaries for our NEOs are established based on several considerations, including:
•
the scope of their responsibilities

46

•
current competitive practices of peer group companies

•
individual performance and achievements

•
current compensation

•
recommendations from the CEO for executives (other than the CEO)

The table below shows the annual base salaries for our NEOs for 2022, compared to 2021:
Executive	2022 Base Salary	2021 Base Salary	% Increase / (Decrease)
Adam M. Aron	$1,500,000	$1,500,000	0%
Sean D. Goodman	800,000	800,000	0%
Daniel E. Ellis(1)	595,000	545,000	9.2%
Elizabeth F. Frank	595,000	575,000	3.5%
Kevin M. Connor(1)	561,350	545,000	3.0%

(1)
Mr. Ellis and Mr. Connor were not NEOs in 2021 but were officers of the Company, so their 2021 salaries are provided for context.

Mr. Aron’s and Mr. Goodman’s base salaries remained unchanged for 2022 in light of the significant salary increases provided in the prior year and to shift their pay mix toward equity-based compensation. Mr. Ellis’ salary increase reflects his additional responsibilities assigned upon the retirement of a former executive officer.
Annual Incentive Program
The Compensation Committee has the authority to award annual incentive bonuses to our NEOs pursuant to our annual incentive compensation program (“AIP”), which historically have been paid in cash and traditionally have been paid in a single installment in the first quarter of the subsequent year upon certification of performance by the Compensation Committee.
Under employment agreements with our NEOs, each NEO is eligible for an annual bonus, as it may be determined by the Compensation Committee from time to time. We believe that annual bonuses based on performance serve to align the interests of management and stockholders. Individual bonuses are performance-based and, as such, can be highly variable from year to year. The annual incentive bonus opportunities for our NEOs are determined by our Compensation Committee, taking into account the recommendation of our CEO (except with respect to his own bonus).
Payout Opportunities
Consistent with the prior year, the aggregate bonus for each NEO was set as a percentage of base salary ranging from 65% to 200% and, except for Mr. Aron and Mr. Goodman, was apportioned to a Company component (80%) and an individual component (20%). In the case of Mr. Aron and Mr. Goodman, their aggregate bonus is entirely based on Company performance with no individual component. There were no changes in AIP payout opportunities as a percentage of base salary for any NEOs between the 2021 and 2022 fiscal years.
2022 Performance Goals
Company Performance:   Consistent with past years, for 2022, the Company component was based on attainment of an Adjusted EBITDA goal. For purposes of the AIP, Adjusted EBITDA is determined in the same manner as described and defined in the Company’s Annual Report on Form 10-K (see Appendix A for the calculation of Adjusted EBITDA). Payouts under the AIP can range from 0% to 200% of target depending upon actual performance measured against the Adjusted EBITDA goal. There is no payout for attainment below 80% of the goal, at the 80% threshold payout is 50% of target, at 100% attainment
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payout is 100% of target, and at the maximum attainment of 120% payout is 200% of target. The following chart represents the AIP payout scale for the Company component:
Company performance is highly dependent upon the timing and popularity of the films released by distributors in the markets in which we operate, leading to the potential for volatility and requiring a significant number of assumptions and projections involved in setting performance goals. Box office volatility and the difficulty of making assumptions continued to be amplified for 2022 because of the continuing uncertainty surrounding the recovery from the COVID-19 pandemic and shifting studio release schedules. Based on an estimated domestic industry box office of $9.0 billion and international market industry attendance of 438.8 million for 2022 at the beginning of the year, the projected Adjusted EBITDA performance levels narrowly ranged from a threshold of $150.6 million (50% payout) to a target of $188.2 million (100% payout) to a maximum of $225.8 million (200% payout). In recognition of the box office volatility, the narrow range of outcomes, and the high level of uncertainty around planning assumptions, the Compensation Committee determined that, in order to maintain an incentive for management in the event of industry underperformance and to limit compensation expense exposure in the event of industry overperformance, that the AIP performance goal should be indexed to domestic industry box office and international market industry attendance levels (due to lack of visibility into industry box office in certain international markets where we operate). Therefore, the Adjusted EBITDA goal was made adjustable dependent upon actual North American industry box office results and industry attendance in the international markets in which the Company operates using the following scale:
2022 AIP Industry Indexed Consolidated Adjusted EBITDA Target
Domestic Component
Industry Box Office*	$7.0 billion	$9.0 billion	$11.0 billion
Adj EBITDA Component	($186.8 million)	$129.6 million	$419.6 million
International Component
Industry Attendance*	341.3 million	438.8 million	536.3 million
Adj EBITDA Component	($93.9 million)	$58.6 million	$211.0 million
Consolidated Adjusted EBITDA Target	($280.8 million)	$188.2 million	$630.6 million

*
If actual industry domestic box office and/or international attendance performance falls between two stated levels, the target components shall be determined by linear interpolation

Individual Performance:   The individual component of the bonus is based on overall individual performance and contribution to our strategic and financial goals. Our Compensation Committee and, except with respect to his own bonus, our CEO, retain certain discretion to decrease or increase individual component bonuses relative to the targets based on qualitative or other subjective factors deemed relevant by the Compensation Committee.
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2022 Payouts
The following table summarizes the AIP bonus for our NEOs for 2022:
Opportunity						Actual
Executive	2022 Base Salary	Target (as % of base salary)	Target ($)	Allocation		Achievement
								2022 Earned AIP
				Company	Individual	Company	Individual
Adam M. Aron	$1,500,000	200%	$3,000,000	100%	—%	200%	—%	$6,000,000
Sean D. Goodman	800,000	100%	800,000	100%	—%	200%	—%	1,600,000
Daniel E. Ellis	595,000	65%	386,750	80%	20%	200%	100%	696,150
Elizabeth F. Frank	595,000	65%	386,750	80%	20%	200%	100%	696,150
Kevin M. Connor	561,350	65%	364,900	80%	20%	200%	100%	656,800
Our Compensation Committee approved bonus amounts to be paid for the performance during 2022. The Company attained Adjusted EBITDA of $46.6 million (calculated as set forth on Appendix A) for the year ended December 31, 2022. Actual North American industry box office was $7.45 billion for 2022 and industry attendance in the international markets in which the Company operates was 348.7 million in 2022, which resulted in an industry-adjusted Adjusted EBITDA goal of ($185.8 million). As a result, the Compensation Committee determined performance attainment to be 225% of target, equating to a 200% payout of the Company component, the maximum permitted under the AIP. Payouts would have been significantly higher without the caps established by the Compensation Committee.
For the NEOs other than the CEO and CFO, the individual component was approved at 100% of target by the Compensation Committee following a review of each such NEO’s individual performance.
Retention Bonus for Mr. Goodman
In order to secure retention of his services as the Company’s CFO and to preempt recruitment attempts, in March 2021, the Compensation Committee approved a special cash retention bonus for Mr. Goodman. The committee determined that it was essential to provide stability in the role of CFO during the Company’s recovery from the COVID-19 pandemic. The retention bonus is payable as set forth below, subject to Mr. Goodman’s continued employment as of each date. The right to receive the retention bonus payments will be forfeited if Mr. Goodman’s employment is terminated for any reason prior to an applicable payment date.
Vesting Date	Retention Bonus Payable
March 17, 2022	$450,000
March 17, 2023	450,000
March 17, 2024	900,000
Equity-Based Incentive Compensation Program
Our Compensation Committee believes that the equity-based incentive compensation program furthers our goal to attract, retain and motivate talented executives by enabling such executives to participate in the Company’s long-term growth and financial success and aligns the interests of management and stockholders.
Our annual grants are equally split between:
•
Time-vesting Restricted Stock Units (“RSUs”); and

•
Performance-vesting Performance Stock Units (“PSUs”).

Each RSU and PSU represents the right to receive one share of Common Stock or one APE, as applicable, on a future settlement date. To determine the size of grants, our Compensation Committee considers prior executive performance, level
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of responsibility, the executive’s ability to influence the Company’s long-term growth and business performance, among other factors. The Compensation Committee does not apply a strict methodology to these factors and does not benchmark executive pay to a particular reference point of the peer group. Company performance is highly dependent upon the timing and popularity of the films released by distributors in the markets in which we operate leading to the potential for volatility and requiring a significant number of assumptions and projections involved in setting performance goals.
In making grants of RSUs and PSUs, the Compensation Committee approves a target award value for each participant. That award value is then divided by a stock price measurement to determine the number of RSUs and PSUs granted. The default stock price measurement used in the calculation is the average closing price for the underlying security over the five days preceding the date of grant. Because the APEs had not yet been created at the time equity grants were made in 2022, only the price of our Common Stock was utilized to determine the number of RSUs and PSUs granted to each participant. Equity-based compensation components reflected in the executive compensation tables represent the aggregate grant date fair value of the award and are based upon the closing price for our Common Stock on the date of grant. Since the stock prices used to calculate the grants and determine the compensation value are different, in times of high volatility, the reflected compensation may ultimately be higher or lower than that targeted by the Compensation Committee. For the 2022 equity grants, this difference was significant given the $17.65 price used to calculate the grant amount and the $19.67 price used to calculate the compensation included in the tables.
2022 Annual Equity Grants
On February 16, 2022, the Compensation Committee approved grants of RSUs, and PSUs (the “2022 RSUs” and “2022 PSUs”), to certain of the Company’s employees under the EIP. Our NEOs received the following grants (in units):
Executive	2022 RSUs	2022 PSUs	Total
Adam M. Aron	269,122	269,122	538,244
Sean D. Goodman	56,658	56,658	113,316
Daniel E. Ellis	25,496	25,496	50,992
Elizabeth F. Frank	25,496	25,496	50,992
Kevin M. Connor	19,831	19,831	39,662
Restricted Stock Units
The 2022 RSUs vest ratably over a three-year period, with the first tranche vesting on the first business day of the fiscal year starting after the grant date. The executive must remain employed by the Company through the last day of the fiscal year immediately prior to the vesting date. A dividend equivalent equal to the amount paid, if any, in respect of one share of the securities underlying the RSUs begins accruing with respect to the RSUs on the date of grant. Such accrued dividend equivalents are paid to the holder upon vesting of the RSUs.
Performance Stock Units
The 2022 PSUs are subject to Adjusted EBITDA and free cash flow (“FCF”) performance goal conditions and service conditions over a three-year performance period. For purposes of the EIP, Adjusted EBITDA is determined in the same manner as described and defined in the Company’s Annual Report on Form 10-K. For purposes of the EIP, FCF is defined as cash flow from operations less gross capital expenditures and changes in construction payables. Of the 2022 PSUs, 60% were allocated to Adjusted EBITDA targets with the remaining 40% allocated to FCF targets. See Appendix A for the calculation of these numbers. Adjusted EBITDA and FCF are non-GAAP financial measures and should not be construed as an alternative to net earnings and cash flow from operations (each as determined in accordance with U.S. GAAP) as indicators of operating performance.
The 2022 PSUs are divided into three tranches with each tranche allocated to a fiscal year within the three-year performance period covered by the grant (each a “Tranche Year”). Each tranche is subject to a separate performance goal applicable to its corresponding Tranche Year. At the time of grant, the Compensation Committee established the performance goals for the first Tranche Year covered by the 2022 PSUs. The subsequent tranches remain subject to substantive performance goals established and approved by the Compensation Committee in conjunction with the budgeting process for their applicable
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Tranche Year. Tranches are not valued and included in the compensation tables of the proxy statement until the year in which the performance goals for their applicable Tranche Year are established. The PSUs will be forfeited upon termination of the holder’s employment for any reason prior to the end of the applicable Tranche Year. PSUs will vest based upon certification of performance for the applicable Tranche Year by the Compensation Committee. A dividend equivalent equal to the amount paid, if any, in respect of one share of the securities underlying the PSUs begins accruing with respect to the PSUs on the date of grant. Such accrued dividend equivalents are paid to the holder upon, and only to the extent of, vesting of the PSUs.
2022 Tranche Year Performance Goals
For purposes of reporting executive compensation and accounting for stock compensation expense, PSU tranches are not considered granted until such time as the performance goals are established. As a result, only the PSU tranches allocated to the 2022 Tranche Year are included in the summary compensation tables. Subsequent tranches will be included in the summary compensation tables for the years in which performance goals for such tranches are established. The 2022 Tranche Year was applicable to the following PSU awards: (i) tranche I of the 2022 PSUs, (ii) tranche II of the 2021 PSUs, and (iii) tranche III of the 2020 PSUs. The table below summarizes the number of PSUs at target allocated to the 2022 Tranche Year for each NEO:
	2022 PSUs Tranche I		2021 PSUs Tranche II		2020 PSUs Tranche III
	Adj EBITDA	FCF	Adj EBITDA	FCF	Adj EBITDA	FCF
Adam M. Aron	53,824	35,882	189,873	126,582	88,802	59,202
Sean D. Goodman	11,331	7,554	40,506	27,003	18,140	12,094
Daniel E. Ellis	5,099	3,399	16,455	10,970	8,580	5,719
Elizabeth F. Frank	5,099	3,399	20,886	13,923	11,085	7,390
Kevin M. Connor	3,966	2,643	16,455	10,970	8,517	5,678
Company performance is highly dependent upon the timing and popularity of the films released by distributors in the markets in which we operate leading to the potential for volatility and requiring a significant number of assumptions and projections involved in setting performance goals. Box office volatility and the difficulty of making assumptions were amplified for 2022 as a result of continuing uncertainty surrounding the recovery from the COVID-19 pandemic and shifting studio release schedules. Due to expectations that box office performance would continue to be depressed in 2021, the Company projected modestly positive Adjusted EBITDA and significantly negative FCF for 2022. On February 16, 2022, the Compensation Committee established the following performance goals for vesting of the PSU tranches allocated to the 2022 Tranche Year:
Metric	2022 Tranche Year Performance Goals
	Threshold	Target	Maximum
Adjusted EBITDA(1)	$150,560,000	$188,200,000	$225,840,000
FCF(1)	(884,640,000)	(737,200,000)	(589,760,000)
Potential Vesting Level	50%	100%	200%

(1)
Adjusted EBITDA and FCF are non-GAAP financial measures and should not be construed as an alternative to net earnings and cash flow from operations (each as determined in accordance with U.S. GAAP) as indicators of operating performance.

The Compensation Committee reviewed the Company’s financial results and certified achievement of $46.6 million Adjusted EBITDA and ($830.5 million) FCF (each calculated as set forth on Appendix A) for the year ended December 31, 2022. As a result, all outstanding PSU tranches allocated to the 2022 Tranche Year with an Adjusted EBITDA target did not vest and those with an FCF target vested at the 79% level.
Award Modifications for APE Dividend
On August 19, 2022, the Company paid a special dividend of one APE for each share of Common Stock outstanding as of August 15, 2022. In connection with the special dividend, the Compensation Committee approved an equitable adjustment of awards outstanding under the EIP. In accordance with the terms of the Plan and effective upon payment of the dividend,
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each RSU/PSU outstanding under the EIP was equitably adjusted to consist of an RSU/PSU convertible into one share of Common Stock and one APE upon vesting. All other terms and conditions of outstanding RSUs and PSUs (including vesting, forfeiture and acceleration provisions, and with respect to PSUs, performance goals) that were applicable to the awards prior to the equitable adjustment continued to apply. Because the special dividend was paid on all outstanding Common Stock with treatment similar to a stock split, the modification did not change the performance goals applicable to the outstanding awards, and due to the lack of impact on the probability of vesting, no additional stock-based compensation was recognized in accordance with ASC 718, Compensation—Stock Compensation.
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COMPENSATION SETTING PROCESS

Independent Compensation Consultant
For compensation related decisions effective for 2022, the Compensation Committee retained the services of Aon as independent executive compensation consultant to advise the Compensation Committee on compensation matters related to the executive and director compensation programs. In 2022, Aon assisted the Compensation Committee with, among other things:
•
executive and director market pay analysis;

•
reviewing and making changes to the compensation peer group;

•
development of executive and director pay programs;

•
CEO pay recommendations;

•
decisions in response to the industry’s recovery from the COVID-19 pandemic; and

•
Assisting with the Compensation, Discussion and Analysis disclosures.

Aon reported to the Compensation Committee and had direct access to the chairperson and the other members of the Compensation Committee.
The Compensation Committee conducted a specific review of its relationship with Aon in 2022 and determined that Aon’s work for the Compensation Committee did not raise any conflicts of interest. Aon’s work has conformed to the independence factors and guidance provided by the Dodd-Frank Act, the SEC and the NYSE.
2022 Peer Group
The Company has adopted a peer group of companies as a reference group to provide a broad perspective on competitive pay levels and practices. Peer companies were selected based on industry classification, company size in terms of revenue and market capitalization, and similarity in business operations. The Compensation Committee periodically reviews and updates the peer group, as necessary, upon recommendation of its independent executive compensation consultant.
For 2022, the Company’s peer group consisted of the following 18 companies:
AMC Networks Inc. Bloomin’ Brands, Inc. Brinker International, Inc. Carnival Corporation Cinemark Holdings Inc. Darden Restaurants, Inc	Discovery, Inc. Hilton Worldwide Holdings, Inc. Hyatt Hotels Corporation IMAX Corporation Lions Gate Entertainment Corp Live Nation Entertainment, Inc.	Marriott International, Inc. Norwegian Cruise Line Holdings, Ltd. Royal Caribbean Cruises, Ltd. Sinclair Broadcast Group, Inc. TEGNA, Inc Wyndham Hotels & Resorts, Inc.
Based on the selection factors mentioned above, the Compensation Committee reviewed the 2021 peer group composition and made no changes for 2022.
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OTHER COMPENSATION PRACTICES

Compensation Clawback Policy
Pursuant to the terms of the EIP, for a period of one year following the date on which the value of an award under the EIP is realized, such value must be repaid in the event (i) the NEO is terminated for “Cause” (as defined in the NEO’s respective employment agreement), or (ii) after termination for any other reason it is determined that such NEO (a) engaged in an act during his or her employment that would have warranted termination for “Cause”, or (b) engaged in conduct that violated a continuing obligation to the Company. Mr. Aron’s, Mr. Goodman’s, Mr. Ellis’, and Ms. Frank’s employment agreements require repayment of any bonus compensation based on materially inaccurate financial statements or performance metrics.
The Company is monitoring the adoption of new listing standards by the New York Stock Exchange (“NYSE”) requiring the development and implementation of policies providing for the recovery of incentive compensation in the event of a required accounting restatement. When the listing standard becomes effective, the Company plans to adopt a policy compliant with such standard.
Executive Stock Ownership Guidelines
On November 2, 2021, the Compensation Committee adopted stock ownership guidelines for our executives, as follows:
Position	Ownership Guideline
CEO	8x base salary
CFO	6x base salary
Executive Vice Presidents	4x base salary
Senior Vice Presidents	2x base salary
Each covered officer is required to achieve the applicable ownership guideline within five years after adoption of the guidelines, becoming a covered officer, or being promoted into a position with a higher ownership guideline. Outstanding Common Stock and APEs, unvested RSUs and unvested PSUs at target count for measurement of ownership using a 30-day volume weighted average price for the Company’s Common Stock and APEs. Covered officers who fall below their applicable ownership guideline have a five-year cure period, after which the Compensation Committee may require that compensation otherwise payable in cash be paid in Common Stock or APEs to achieve the applicable ownership guideline. As of December 31, 2022, all NEOs were still within the five-year grace period for initial compliance.
Anti-Hedging Policy
Under our Insider Trading Policy, directors and officers (Vice President and above) are prohibited from engaging in short sales or investing in other kinds of hedging transactions or financial instruments (including puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to offset any decrease in the market value of the Company’s securities.
Anti-Pledging Policy
Under our Insider Trading Policy, directors and officers (Vice President and above) are prohibited from utilizing the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan or other obligation.
Retirement Benefits
We provide retirement benefits to the NEOs under both qualified and non-qualified defined benefit and defined contribution retirement plans. The Defined Benefit Retirement Income Plan for Certain Employees of American Multi-Cinema, Inc. (“AMC Defined Benefit Retirement Income Plan”) and the AMC 401(k) Savings Plan are both tax-qualified retirement plans in which the NEOs participate on substantially the same terms as our other participating employees. Due to limitations on benefits imposed by the Employee Retirement Income Security Act of 1974 (“ERISA”), we established a non-qualified
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supplemental defined benefit plan (the “AMC Supplemental Executive Retirement Plan”). On November 7, 2006, our Board approved a proposal to freeze the AMC Defined Benefit Retirement Income Plan and the AMC Supplemental Executive Retirement Plan, effective as of December 31, 2006. Benefits no longer accrue under the AMC Defined Benefit Retirement Income Plan or the AMC Supplemental Executive Retirement Plan for our NEOs or for other participants.
The “Pension Benefits” table and related narrative section “Pension and Other Retirement Plans” below describes our qualified and non-qualified defined benefit plans in which our NEOs participate.
Non-Qualified Deferred Compensation Program
The Company sponsored the AMC Non-Qualified Deferred Compensation Plan (the “NQDC Plan”), pursuant to which NEOs were permitted to elect to defer base salaries and their cash bonuses. Amounts deferred under the NQDC Plan were credited with an investment return determined as if the participant’s account was invested in one or more investment funds made available by the Company and selected by the participant. The Company could, but need not, credit the deferred compensation account of any participant with a discretionary or profit-sharing credit as determined by the Company. On May 3, 2021, the Company terminated the NQDC Plan and account balances were distributed to participants in May 2022.
The “Non-Qualified Deferred Compensation” table and related narrative section below describe the NQDC Plan and the benefits thereunder.
Severance and Other Benefits Upon Termination of Employment
We believe that the occurrence, or potential occurrence, of a change of control transaction will create uncertainty regarding the continued employment of our executive officers. This uncertainty results from the fact that many change of control transactions result in significant organizational changes, particularly at the senior executive level. In order to encourage certain of our executive officers to remain employed with us during an important time when their prospects for continued employment following the transaction are often uncertain, we provide the executives with severance benefits if they terminate their employment within a certain number of days following specified changes in their compensation, responsibilities or benefits following a change of control. Accordingly, we provide such protections for each of the NEOs and for other of our senior officers in their respective employment agreements. The Compensation Committee evaluates the level of severance benefits provided to our executive officers on a case-by-case basis. We consider these severance protections are set at a conservative level when compared with competitive practices.
As described in more detail below under “Compensation Discussion and Analysis—Potential Payments Upon Termination or Change of Control,” pursuant to their employment agreements, each of the NEOs is entitled to severance benefits in the event of termination of employment without cause and certain NEOs are entitled to severance benefits upon death or disability. In the case of Mr. Aron, Mr. Goodman, Mr. Ellis, and Ms. Frank, resignation for good reason (as defined in their respective employment agreements) also entitles them to severance benefits.
Tax and Accounting
Prior to 2018, Section 162(m) of the Internal Revenue Code generally disallowed publicly held companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officer and the three other most highly compensated executive officers unless such compensation qualified for an exemption for certain compensation that was based on performance. Pursuant to the 2017 Tax Cuts and Jobs Act, signed into law on December 22, 2017 (the “Tax Act”), for fiscal years beginning after December 31, 2017, subject to certain transition rules, the performance-based compensation exception to the deduction limitations under Section 162(m) is no longer be available. As a result, for fiscal years beginning after December 31, 2017, all compensation in excess of $1,000,000 paid to the specified executives is not deductible. The Compensation Committee will continue to monitor the tax and other consequences of our executive compensation program as part of its primary objective of ensuring that compensation paid to our executive officers is reasonable, performance-based and consistent with the goals of the Company and its stockholders.
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EXECUTIVE COMPENSATION

Summary Compensation Table
The following table presents information regarding compensation of our principal executive officer and our principal financial officer, and our three other most highly compensated executive officers for services rendered during the year ended December 31, 2022. These individuals are referred to as “NEOs.”
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3)(4)	All Other Compensation(5)	Total
Adam M. Aron	2022	$1,500,000	$—	$16,194,055	$6,000,000	$—	$22,106	$23,716,161
Chairman, Chief Executive	2021	1,451,923	—	11,436,117	6,000,000	—	21,506	18,909,546
Officer, President and	2020	1,106,491	5,000,000	14,798,988	—	—	21,306	20,926,785
Director
Sean D. Goodman(6)	2022	800,000	450,000	3,408,536	1,600,000	—	15,554	6,274,090
Executive Vice President,	2021	785,577	—	2,312,071	1,600,000	—	14,954	4,712,602
Chief Financial Officer, and	2020	622,981	761,250	2,861,150	—	—	3,225	4,248,606
Treasurer
Daniel E. Ellis(7)	2022	585,385	—	1,489,373	696,150	—	13,569	2,784,477
Executive Vice President
Chief Operations and
Development Officer
Elizabeth F. Frank	2022	591,154	—	1,716,758	696,150	—	13,652	3,017,714
Executive Vice President,	2021	571,323	—	1,286,963	672,750	408,473	12,922	2,952,430
Worldwide Programming	2020	492,061	361,300	1,984,724	—	238,992	12,797	3,089,874
and Chief Content Officer
Kevin M. Connor(7)	2022	558,206	—	1,338,740	656,800	—	16,128	2,569,874
Senior Vice President,
General Counsel and
Secretary

(1)
As required by SEC Rules, amounts shown in this column, “Stock Awards,” presents the aggregate grant or modification date fair value of RSUs, PSUs and stock awards granted or modified in each year in accordance with ASC 718, Compensation—Stock Compensation and represents the value based on the probable outcome of performance conditions. See also Note 9—Stockholders’ Equity to our audited financial statements for the year ended December 31, 2022, included in our 2022 Annual Report on Form 10-K. These awards and modifications were made under the provisions of the equity-based incentive compensation program. No modifications during 2022 resulted in an incremental increase in fair value. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” above for information regarding the awards, modifications and the performance criteria.

In 2022, the Company granted 2022 RSUs and 2022 PSUs to officers and established performance goals for the 2022 Tranche Year which were applicable to tranche I of the 2022 PSUs, tranche II of the 2021 PSUs and tranche III of the 2020 PSUs. For compensation purposes, PSU tranches are not considered granted until such time as the performance goals are established. As a result, only the fair value of PSU tranches allocated to the 2022 Tranche Year are included in the summary compensation tables. The fair value for subsequent tranches will not be determined until performance goals for such tranches are established and will be included in the summary compensation tables for such years as applicable.
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The fair value at grant of the 2022 RSUs and the tranches of the 2022 PSUs, 2021 PSUs and 2020 PSUs allocated to the 2022 Tranche Year was based on the closing price of the Company’s common stock on the grant approval date of February 16, 2022, of $19.67. For the PSUs, the amount above includes the probable outcome at the time of grant and for the RSU’s the target/maximum value is included. The probable and maximum value of the PSUs at grant is detailed below:
	Probable	Maximum
Adam M. Aron
EIP—2022 PSU	$1,764,517	$3,529,034
EIP—2021 PSU	6,224,670	12,449,340
EIP—2020 PSU	2,911,239	5,822,477
Sean D. Goodman
EIP—2022 PSU	371,468	742,936
EIP—2021 PSU	1,327,902	2,655,804
EIP—2020 PSU	594,703	1,189,406
Daniel E. Ellis
EIP—2022 PSU	167,156	334,311
EIP—2021 PSU	539,450	1,078,900
EIP—2020 PSU	281,261	562,523
Elizabeth F. Frank
EIP—2022 PSU	167,156	334,311
EIP—2021 PSU	684,693	1,369,386
EIP—2020 PSU	363,403	726,807
Kevin M. Connor
EIP—2022 PSU	129,999	259,998
EIP—2021 PSU	539,450	1,078,900
EIP—2020 PSU	279,216	558,431

(2)
See “Compensation Discussion and Analysis—Annual Incentive Program” above for a discussion of the terms of our AIP.

(3)
This column includes the aggregate increases and decreases in actuarial present value of each NEO’s accumulated benefit amounts. The amount of aggregate decreases in actuarial present value in 2022 has been omitted from the Summary Compensation Table.

		Defined Benefit Plan	Supplemental Executive Retirement Plan
Kevin M. Connor	2022	$(26,776)	$(11,848)

(4)
This column also includes the nonqualified deferred compensation above market earnings for the difference between market interest rates determined pursuant to SEC rules and the interest contingently credited by the Company on salary deferred by the NEOs. For 2022, there were no above market earnings. For 2021, the above market earnings of 24.7% for Ms. Frank were $408,473. For 2020, the above market earnings of 19.3% for Ms. Frank were $238,992.

(5)
All Other Compensation is comprised of Company matching contributions under our 401(k) savings plan which is a qualified defined contribution plan and life insurance premiums. The following table summarizes “All Other Compensation” provided to the NEOs for the year ended December 31, 2022:

	Company Matching Contributions to 401(k) Plan	Life Insurance Premiums	Total
Adam M. Aron	$12,200	$9,906	$22,106
Sean D. Goodman	12,200	3,354	15,554
Daniel E. Ellis	12,200	1,369	13,569
Elizabeth F. Frank	12,200	1,452	13,652
Kevin M. Connor	12,200	3,928	16,128

(6)
Mr. Goodman received the first installment of a special cash retention bonus in 2022. See “Compensation Discussion and Analysis—Retention Bonus for Mr. Goodman” above for additional information on the bonus.

(7)
Neither Mr. Ellis nor Mr. Connor were NEOs in 2021 or 2020.

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Description of Employment Agreements—Salary and Bonus Amounts
We have entered into employment agreements with each of our NEOs. Change of control, severance arrangements and restrictive covenants in each of the NEO’s employment agreements are discussed in detail below in the narrative section “Potential Payments Upon Termination or Change of Control.”
Pursuant to each NEO’s employment agreement, the executive has agreed not to disclose any confidential information about the Company at any time during or after his/her employment with the Company.
Adam M. Aron.   We entered into an employment agreement with Mr. Aron that became effective on January 4, 2016. Mr. Aron’s employment agreement includes a three-year initial term, with automatic one-year extensions each year unless the Company or Mr. Aron provides notice not to extend. The agreement provides that Mr. Aron will receive an annual base salary of no less than $995,000, and a target incentive bonus opportunity for each year will be at least 125% of his base salary under the terms of the annual incentive plan in effect for the applicable year. The Board or Compensation Committee, based on its review, has discretion to increase (but not reduce) the base salary each year. Under the agreement, each year, the Company will award Mr. Aron at least $4,000,000 of value in long-term incentive equity compensation, 50% of which will be RSUs vesting in equal annual installments over three years, and 50% of which will be PSUs which will vest after three years based on the achievement of reasonable performance criteria.
Sean D. Goodman.   We entered into an employment agreement with Mr. Goodman on December 2, 2019. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Mr. Goodman will receive an annual base salary that is subject to annual review by the Compensation Committee and can be increased but not decreased. The employment agreement provides that Mr. Goodman’s target incentive bonus shall be determined by the Board (or a committee thereof). See “Executive Compensation Program Elements—Annual Performance Bonus” above for information regarding the target incentive bonus under the AIP. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the “Current Executive Compensation Program Elements” of the Compensation Discussion and Analysis above. Mr. Goodman’s employment agreement was amended on March 19, 2021, to provide for certain retention bonus payments in the amounts of $450,000, $450,000, and $900,000 on March 17 in each of 2022, 2023 and 2024, respectively, subject to Mr. Goodman’s continued employment on such dates.
Daniel E. Ellis.   We entered into an employment agreement with Mr. Ellis on December 20, 2016. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Mr. Ellis will receive an annual base salary that is subject to annual review by the Compensation Committee and can be increased but not decreased. The employment agreement provides that Mr. Ellis’ target incentive bonus shall be determined by the Board (or a committee thereof). See “Executive Compensation Program Elements—Annual Performance Bonus” above for information regarding the target incentive bonus under the AIP. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the “Current Executive Compensation Program Elements” of the Compensation Discussion and Analysis above.
Elizabeth F. Frank.   We entered into an employment agreement with Ms. Frank on August 18, 2010. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Ms. Frank will receive an annual base salary that is subject to annual review by the Compensation Committee and can be increased but not decreased. The employment agreement provides that Ms. Frank’s target incentive bonus shall be determined by the Board (or a committee thereof). See “Executive Compensation Program Elements—Annual Performance Bonus” above for information regarding the target incentive bonus under the AIP. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the “Current Executive Compensation Program Elements” of the Compensation Discussion and Analysis above.
Kevin M. Connor.   We entered into an employment agreement with Mr. Connor on November 6, 2002. The term of the agreement is for two years, with automatic one-year extensions each year. The agreement provides that Mr. Connor will receive an annual base salary that is subject to annual review by the Compensation Committee, and can be increased but not decreased, and annual bonuses based on the applicable incentive program of the Company. In making its determination with respect to salary and bonus payout levels, the Compensation Committee considers the factors discussed in the “Current Executive Compensation Program Elements” of the Compensation Discussion and Analysis above.
58

Limitation of Liability and Indemnification of Directors and Officers
We have entered into indemnification agreements with each of our directors and officers. These indemnification agreements may require us, among other things, to indemnify our directors and officers against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct. These indemnification agreements may also require us to advance any expenses incurred by the directors or officers as a result of any proceeding against them as to which they could be indemnified and to obtain directors’ and officers’ insurance, if available on reasonable terms.
59

Grants and Modifications of Plan-Based Awards
The following table summarizes plan-based awards granted to NEOs during the year ended December 31, 2022:
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards
Name	Approval Date	Grant Date	Threshold	Target 100%	Maximum	Threshold (#)	Target (#)	Maximum (#)
Adam M. Aron
AIP—Company(1)	N/A	N/A	$1,500,000	$3,000,000	$6,000,000
EIP—2022 RSU(3)	2/16/22	3/2/22							269,122	$5,293,630
EIP—2022 PSU(4)	2/16/22	3/2/22				44,853	89,706	179,412		1,764,517
EIP—2021 PSU(5)	2/16/22	3/2/22				158,228	316,455	632,910		6,224,670
EIP—2020 PSU(6)	2/16/22	3/2/22				74,002	148,004	296,008		2,911,239
Sean D. Goodman
AIP—Company(1)	N/A	N/A	400,000	800,000	1,600,000
EIP—2022 RSU(3)	2/16/22	3/2/22							56,658	1,114,463
EIP—2022 PSU(4)	2/16/22	3/2/22				9,443	18,885	37,770		371,468
EIP—2021 PSU(5)	2/16/22	3/2/22				33,755	67,509	135,018		1,327,902
EIP—2020 PSU(6)	2/16/22					15,117	30,234	60,468		594,703
Daniel E. Ellis
AIP—Company(1)	N/A	N/A	154,700	309,400	618,800
AIP—Individual(2)	N/A	N/A	N/A	77,350	N/A
EIP—2022 RSU(3)	2/16/22	3/2/22							25,496	501,506
EIP—2022 PSU(4)	2/16/22	3/2/22				4,249	8,498	16,996		167,156
EIP—2021 PSU(5)	2/16/22	3/2/22				13,713	27,425	54,850		539,450
EIP—2020 PSU(6)	2/16/22	3/2/22				7,150	14,299	28,598		281,261
Elizabeth F. Frank
AIP—Company(1)	N/A	N/A	154,700	309,400	618,800
AIP—Individual(2)	N/A	N/A	N/A	77,350	N/A
EIP—2022 RSU(3)	2/16/22	3/2/22							25,496	501,506
EIP—2022 PSU(4)	2/16/22	3/2/22				4,249	8,498	16,996		167,156
EIP—2021 PSU(5)	2/16/22	3/2/22				17,405	34,809	69,618		684,693
EIP—2020 PSU(6)	2/16/22	3/2/22				9,238	18,475	36,950		363,403
Kevin M. Connor
AIP—Company(1)	N/A	N/A	145,950	291,900	583,800
AIP—Individual(2)	N/A	N/A	N/A	73,000	N/A
EIP—2022 RSU(3)	2/16/22	3/2/22							19,831	390,076
EIP—2022 PSU(4)	2/16/22	3/2/22				3,305	6,609	13,218		129,999
EIP—2021 PSU(5)	2/16/22	3/2/22				13,713	27,425	54,850		539,450
EIP—2020 PSU(6)	2/16/22	3/2/22				7,098	14,195	28,390		279,216

(1)
Awards were made under the provisions of the AIP with a payout based upon Company financial performance during the 2022 fiscal year. See “Compensation Discussion and Analysis—Annual Incentive Program” for a discussion of the AIP and the Summary Compensation Table for the actual amounts paid.

(2)
The individual component bonus of the AIP was granted subject to a review of each NEO’s individual performance and contribution to the Company’s strategic and financial goals during the 2022 fiscal year. See “Compensation Discussion and Analysis—Annual Incentive Program” for a discussion of the AIP and the Summary Compensation Table for the actual amounts paid.

(3)
Amounts shown in this row represent the number and aggregate grant date fair value of 2022 RSU awards granted by the Board and the Compensation Committee, in accordance with accounting rules ASC 718, Compensation—Stock Compensation. The grant date fair value of the 2022 RSUs was based on the closing price of the Company’s common stock on February 16, 2022, of $19.67 per share. No modifications during 2022 (including adjustments to reflect the special APE dividend on outstanding Common Stock) resulted in an incremental increase in fair value. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” for information regarding the awards, modifications, and the performance criteria.

(4)
Amounts shown in this row represent the number and aggregate grant date fair value of tranche I of the 2022 PSU awards in accordance with accounting rules ASC 718, Compensation—Stock Compensation. The fair value of tranche I of the 2022 PSUs at the grant date was $19.67 per share, was based on the closing price of the Company’s common stock on February 16, 2022, and represents the probable outcome at grant date of the performance goals

60

at the target amount. The grant date and fair value for tranches II and III of the 2022 PSUs will not be determined until targets for such tranches are established in 2023 and 2024, respectively and will be included in the grants of plan-based awards tables for such years, as applicable. No modifications during 2022 (including adjustments to reflect the special APE dividend on outstanding Common Stock) resulted in an incremental increase in fair value. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” for additional information regarding the awards, modifications, and the performance criteria.
(5)
Amounts shown in this row represent the number and aggregate grant date fair value of tranche II of the 2021 PSU awards in accordance with accounting rules ASC 718, Compensation—Stock Compensation. Tranche II of the 2021 PSUs was not considered granted until the performance goals for the 2022 Tranche year were established by the Compensation Committee, which occurred on February 16, 2022. The fair value of tranche II of the 2021 PSUs at the grant date was $19.67 per share, was based on the closing price of the Company’s common stock on 16, 2022, and represents the probable outcome at grant date of the performance goals at the target amount. The grant date and fair value for tranche III of the 2021 PSUs will not be determined until targets for such tranche is established in 2023 and will be included in the grants of plan-based awards table for such year. No modifications during 2022 (including adjustments to reflect the special APE dividend on outstanding Common Stock) resulted in an incremental increase in fair value. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” for additional information regarding the awards, modifications, and the performance criteria.

(6)
Amounts shown in this row represent the number and aggregate grant date fair value of tranche III of the 2020 PSU awards in accordance with accounting rules ASC 718, Compensation—Stock Compensation. Tranche III of the 2020 PSUs was not considered granted until the performance goals for the 2022 Tranche year were established by the Compensation Committee, which occurred on February 16, 2022. The fair value of tranche III of the 2020 PSUs at the grant date was $19.67 per share, was based on the closing price of the Company’s common stock on February 16, 2022, and represents the probable outcome at grant date of the performance goals at the target amount. No modifications during 2022 (including adjustments to reflect the special APE dividend on outstanding Common Stock) resulted in an incremental increase in fair value. See “Compensation Discussion and Analysis—Equity-Based Compensation Program” for additional information regarding the awards, modifications, and the performance criteria.

61

Outstanding Equity Awards as of December 31, 2022
The following table presents information regarding the outstanding equity awards held by our NEOs as of December 31, 2022:
			Stock Awards
					Equity Incentive Plan Awards:
Name	Grant Date	Award Type	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(1)	Market or Payout Value of Shares, Units, or Other Rights That Have Not Vested ($)(2)
Adam M. Aron
EIP—2020 RSU—AMC(3)	2/28/20	RSU	148,002	$602,368	—	$—
EIP—2020 RSU—APE(4)	8/19/22	RSU	148,002	208,683	—	—
EIP—2020 PSU—Adj. EBITDA—Tranche III—AMC(5)	2/28/20	PSU	—	—	44,401	180,712
EIP—2020 PSU—Adj. EBITDA—Tranche III—APE(6)	8/19/22	PSU	—	—	44,401	62,605
EIP—2020 PSU—FCF—Tranche III—AMC(7)	2/28/20	PSU	—	—	59,202	240,952
EIP—2020 PSU—FCF—Tranche III—APE(8)	8/19/22	PSU	—	—	59,202	83,475
EIP—2021 RSU—AMC(9)	2/23/21	RSU	632,913	2,575,956	—	—
EIP—2021 RSU—APE(10)	8/19/22	RSU	632,913	892,407	—	—
EIP—2021 PSU—Adj. EBITDA—Tranche II—AMC(11)	2/23/21	PSU	—	—	94,937	386,394
EIP—2021 PSU—Adj. EBITDA—Tranche II—APE(12)	8/19/22	PSU	—	—	94,937	133,861
EIP—2021 PSU—FCF—Tranche II—AMC(13)	2/23/21	PSU	—	—	126,582	515,189
EIP—2021 PSU—FCF—Tranche II—APE(14)	8/19/22	PSU	—	—	126,582	178,481
EIP—2022 RSU—AMC(15)	3/2/22	RSU	269,122	1,095,327	—	—
EIP—2022 RSU—APE(16)	8/19/22	RSU	269,122	379,462	—	—
EIP—2022 PSU—Adj. EBITDA—Tranche I—AMC(17)	3/2/22	PSU	—	—	26,912	109,532
EIP—2022 PSU—Adj. EBITDA—Tranche I—APE(18)	8/19/22	PSU	—	—	26,912	37,946
EIP—2022 PSU—FCF—Tranche I—AMC(19)	3/2/22	PSU	—	—	35,882	146,040
EIP—2022 PSU—FCF—Tranche I—APE(20)	8/19/22	PSU	—	—	35,882	50,594
Sean D. Goodman
EIP—2020 RSU—AMC(3)	2/28/20	RSU	30,232	123,044	—	—
EIP—2020 RSU—APE(4)	8/19/22	RSU	30,232	42,627	—	—
EIP—2020 PSU—Adj. EBITDA—Tranche III—AMC(5)	2/28/20	PSU	—	—	9,070	36,915
EIP—2020 PSU—Adj. EBITDA—Tranche III—APE(6)	8/19/22	PSU	—	—	9,070	12,789
EIP—2020 PSU—FCF—Tranche III—AMC(7)	2/28/20	PSU	—	—	12,094	49,223
EIP—2020 PSU—FCF—Tranche III—APE(8)	8/19/22	PSU	—	—	12,094	17,053
EIP—2021 RSU—AMC(9)	2/23/21	RSU	135,022	549,540	—	—
EIP—2021 RSU—APE(10)	8/19/22	RSU	135,022	190,381	—	—
EIP—2021 PSU—Adj. EBITDA—Tranche II—AMC(11)	2/23/21	PSU	—	—	20,253	82,430
EIP—2021 PSU—Adj. EBITDA—Tranche II—APE(12)	8/19/22	PSU	—	—	20,253	28,557
EIP—2021 PSU—FCF—Tranche II—AMC(13)	2/23/21	PSU	—	—	27,003	109,902
EIP—2021 PSU—FCF—Tranche II—APE(14)	8/19/22	PSU	—	—	27,003	38,074
EIP—2022 RSU—AMC(15)	3/2/22	RSU	56,658	230,598	—	—
EIP—2022 RSU—APE(16)	8/19/22	RSU	56,658	79,888	—	—
EIP—2022 PSU—Adj. EBITDA—Tranche I—AMC(17)	3/2/22	PSU	—	—	5,666	23,061
EIP—2022 PSU—Adj. EBITDA—Tranche I—APE(18)	8/19/22	PSU	—	—	5,666	7,989
EIP—2022 PSU—FCF—Tranche I—AMC(19)	3/2/22	PSU	—	—	7,554	30,745
EIP—2022 PSU—FCF—Tranche I—APE(20)	8/19/22	PSU	—	—	7,554	10,651
62

			Stock Awards
					Equity Incentive Plan Awards:
Name	Grant Date	Award Type	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(1)	Market or Payout Value of Shares, Units, or Other Rights That Have Not Vested ($)(2)
Daniel E. Ellis
EIP—2020 RSU—AMC(3)	2/28/20	RSU	14,297	$58,189	—	$—
EIP—2020 RSU—APE(4)	8/19/22	RSU	14,297	20,159	—	—
EIP—2020 PSU—Adj. EBITDA—Tranche III—AMC(5)	2/28/20	PSU	—	—	4,290	17,460
EIP—2020 PSU—Adj. EBITDA—Tranche III—APE(6)	8/19/22	PSU	—	—	4,290	6,049
EIP—2020 PSU—FCF—Tranche III—AMC(7)	2/28/20	PSU	—	—	5,719	23,276
EIP—2020 PSU—FCF—Tranche III—APE(8)	8/19/22	PSU	—	—	5,719	8,064
EIP—2021 RSU—AMC(9)	2/23/21	RSU	54,853	223,252	—	—
EIP—2021 RSU—APE(10)	8/19/22	RSU	54,853	77,343	—	—
EIP—2021 PSU—Adj. EBITDA—Tranche II—AMC(11)	2/23/21	PSU	—	—	8,228	33,488
EIP—2021 PSU—Adj. EBITDA—Tranche II—APE(12)	8/19/22	PSU	—	—	8,228	11,601
EIP—2021 PSU—FCF—Tranche II—AMC(13)	2/23/21	PSU	—	—	10,970	44,648
EIP—2021 PSU—FCF—Tranche II—APE(14)	8/19/22	PSU	—	—	10,970	15,468
EIP—2022 RSU—AMC(15)	3/2/22	RSU	25,496	103,769	—	—
EIP—2022 RSU—APE(16)	8/19/22	RSU	25,496	35,949	—	—
EIP—2022 PSU—Adj. EBITDA—Tranche I—AMC(17)	3/2/22	PSU	—	—	2,550	10,379
EIP—2022 PSU—Adj. EBITDA—Tranche I—APE(18)	8/19/22	PSU	—	—	2,550	3,596
EIP—2022 PSU—FCF—Tranche I—AMC(19)	3/2/22	PSU	—	—	3,399	13,834
EIP—2022 PSU—FCF—Tranche I—APE(20)	8/19/22	PSU	—	—	3,399	4,793
Elizabeth F. Frank
EIP—2020 RSU—AMC(3)	2/28/20	RSU	18,475	75,193	—	—
EIP—2020 RSU—APE(4)	8/19/22	RSU	18,475	26,050	—	—
EIP—2020 PSU—Adj. EBITDA—Tranche III—AMC(5)	2/28/20	PSU	—	—	5,543	22,560
EIP—2020 PSU—Adj. EBITDA—Tranche III—APE(6)	8/19/22	PSU	—	—	5,543	7,816
EIP—2020 PSU—FCF—Tranche III—AMC(7)	2/28/20	PSU	—	—	7,390	30,077
EIP—2020 PSU—FCF—Tranche III—APE(8)	8/19/22	PSU	—	—	7,390	10,420
EIP—2021 RSU—AMC(9)	2/23/21	RSU	69,621	283,357	—	—
EIP—2021 RSU—APE(10)	8/19/22	RSU	69,621	98,166	—	—
EIP—2021 PSU—Adj. EBITDA—Tranche II—AMC(11)	2/23/21	PSU	—	—	10,443	42,503
EIP—2021 PSU—Adj. EBITDA—Tranche II—APE(12)	8/19/22	PSU	—	—	10,443	14,725
EIP—2021 PSU—FCF—Tranche II—AMC(13)	2/23/21	PSU	—	—	13,923	56,667
EIP—2021 PSU—FCF—Tranche II—APE(14)	8/19/22	PSU	—	—	13,923	19,631
EIP—2022 RSU—AMC(15)	3/2/22	RSU	25,496	103,769	—	—
EIP—2022 RSU—APE(16)	8/19/22	RSU	25,496	35,949	—	—
EIP—2022 PSU—Adj. EBITDA—Tranche I—AMC(17)	3/2/22	PSU	—	—	2,550	10,379
EIP—2022 PSU—Adj. EBITDA—Tranche I—APE(18)	8/19/22	PSU	—	—	2,550	3,596
EIP—2022 PSU—FCF—Tranche I—AMC(19)	3/2/22	PSU	—	—	3,399	13,834
EIP—2022 PSU—FCF—Tranche I—APE(20)	8/19/22	PSU	—	—	3,399	4,793
63

			Stock Awards
					Equity Incentive Plan Awards:
Name	Grant Date	Award Type	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(1)	Market or Payout Value of Shares, Units, or Other Rights That Have Not Vested ($)(2)
Kevin M. Connor
EIP—2020 RSU—AMC(3)	2/28/20	RSU	14,193	$57,766	—	$—
EIP—2020 RSU—APE(4)	8/19/22	RSU	14,193	20,012	—	—
EIP—2020 PSU—Adj. EBITDA—Tranche III—AMC(5)	2/28/20	PSU	—	—	4,259	17,334
EIP—2020 PSU—Adj. EBITDA—Tranche III—APE(6)	8/19/22	PSU	—	—	4,259	6,005
EIP—2020 PSU—FCF—Tranche III—AMC(7)	2/28/20	PSU	—	—	5,678	23,109
EIP—2020 PSU—FCF—Tranche III—APE(8)	8/19/22	PSU	—	—	5,678	8,006
EIP—2021 RSU—AMC(9)	2/23/21	RSU	54,853	223,252	—	—
EIP—2021 RSU—APE(10)	8/19/22	RSU	54,853	77,343	—	—
EIP—2021 PSU—Adj. EBITDA—Tranche II—AMC(11)	2/23/21	PSU	—	—	8,228	33,488
EIP—2021 PSU—Adj. EBITDA—Tranche II—APE(12)	8/19/22	PSU	—	—	8,228	11,601
EIP—2021 PSU—FCF—Tranche II—AMC(13)	2/23/21	PSU	—	—	10,970	44,648
EIP—2021 PSU—FCF—Tranche II—APE(14)	8/19/22	PSU	—	—	10,970	15,468
EIP—2022 RSU—AMC(15)	3/2/22	RSU	19,831	80,712	—	—
EIP—2022 RSU—APE(16)	8/19/22	RSU	19,831	27,962	—	—
EIP—2022 PSU—Adj. EBITDA—Tranche I—AMC(17)	3/2/22	PSU	—	—	1,983	8,071
EIP—2022 PSU—Adj. EBITDA—Tranche I—APE(18)	8/19/22	PSU	—	—	1,983	2,796
EIP—2022 PSU—FCF—Tranche I—AMC(19)	3/2/22	PSU	—	—	2,643	10,757
EIP—2022 PSU—FCF—Tranche I—APE(20)	8/19/22	PSU	—	—	2,643	3,727

(1)
Amount shown in this column represents the number of unvested units. Each unit will convert into one share of Common Stock or one APE, as applicable, immediately upon vesting. See “Compensation Discussion and Analysis—Equity-Based Incentive Compensation Program” above.

(2)
The fair market value was calculated based on the closing price of the Company’s Common Stock on December 31, 2022, of $4.07 per share or the closing price of the Company’s APEs on December 31, 2022, of $1.41 per unit.

(3)
Amounts shown in this row represent the remaining number of unvested and the year-end market value of the Common Stock-based 2020 RSU award. This award vested on January 3, 2023.

(4)
Amounts shown in this row represent the remaining number of unvested and the year-end market value of the APE-based 2020 RSU award. The APE-based 2020 RSUs were created via an adjustment to outstanding Common Stock-based awards to reflect the special APE dividend on August 19, 2022, and were subject to the same vesting conditions applicable to the Common Stock-based 2020 RSU awards. This award vested on January 3, 2023.

(5)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche III of the Common Stock-based 2020 PSU award with an Adjusted EBITDA performance goal. The 2020 PSU awards were originally granted on February 28, 2020, and modified on October 30, 2020, and November 2, 2021, with the performance goal applicable to Tranche III established on February 16, 2022. Tranche III consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2022, and ending on December 31, 2022. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2022. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 0% of target, so the values reflected represent the threshold level of potential vesting. This tranche was forfeited on February 23, 2023.

(6)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche III of the APE-based 2020 PSU award with an Adjusted EBITDA performance goal. The APE-based 2020 PSUs were created via an adjustment to outstanding Common Stock-based awards to reflect the special APE dividend on August 19, 2022, and were subject to the same performance goal, performance period, and vesting conditions applicable to Tranche III of the Common Stock-based 2020 PSU awards. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 0% of target, so the values reflected represent the threshold level of potential vesting. This tranche was forfeited on February 23, 2023.

(7)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche III of the Common Stock-based 2020 PSU award with an FCF performance goal. The 2020 PSU awards were originally granted on February 28, 2020, and modified on October 30, 2020, and November 2, 2021, with the performance goal applicable to Tranche III established on February 16, 2022. Tranche III consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2022, and ending on December 31, 2022. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2022. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 79% of target, so the values reflected represent the target level of potential vesting. This tranche vested on February 23, 2023.

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(8)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche III of the APE-based 2020 PSU award with an FCF performance goal. The APE-based 2020 PSUs were created via an adjustment to outstanding Common Stock-based awards to reflect the special APE dividend on August 19, 2022, and were subject to the same performance goal, performance period, and vesting conditions applicable to Tranche III of the Common Stock-based 2020 PSU awards. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 79% of target, so the values reflected represent the target level of potential vesting. This tranche vested on February 23, 2023.

(9)
Amounts shown in this row represent the number of unvested and year-end market value of the Common Stock-based 2021 RSU award. One-half of this award vested on of January 3, 2023, and the remainder will vest on January 2, 2024, subject to continued employment.

(10)
Amounts shown in this row represent the number of unvested and year-end market value of the APE-based 2021 RSU award. The APE-based 2021 RSUs were created via an adjustment to outstanding Common Stock-based awards to reflect the special APE dividend on August 19, 2022, and were subject to the same vesting conditions applicable to the Common Stock-based 2021 RSU awards. One-half of this award vested on of January 3, 2023, and the remainder will vest on January 2, 2024, subject to continued employment.

(11)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche II of the Common Stock-based 2021 PSU awards with an Adjusted EBITDA performance goal. The 2021 PSU awards were originally granted on February 23, 2021, and modified on November 2, 2021, with the performance goals covering Tranche II established on February 16, 2022. Tranche II consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2022, and ending on December 31, 2022. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2022. Performance goals for tranche III of the 2021 PSUs have not been set and amounts for such awards are not included in this table. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 0% of target, so the values reflected represent the threshold level of potential vesting. This tranche was forfeited on February 23, 2023.

(12)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche II of the APE-based 2021 PSU awards with an Adjusted EBITDA performance goal. The APE-based 2021 PSUs were created via an adjustment to outstanding Common Stock-based awards to reflect the special APE dividend on August 19, 2022, and were subject to the same performance goal, performance period, and vesting conditions applicable to Tranche II of the Common Stock-based 2021 PSU awards. Performance goals for tranche III of the 2021 PSUs have not been set and amounts for such awards are not included in this table. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 0% of target, so the values reflected represent the threshold level of potential vesting. This tranche was forfeited on February 23, 2023.

(13)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche II of the Common Stock-based 2021 PSU awards with an FCF performance goal. The 2021 PSU awards were originally granted on February 23, 2021, and modified on November 2, 2021, with the performance goals covering Tranche II established on February 16, 2022. Tranche II consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2022, and ending on December 31, 2022. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2022. Performance goals for tranche III of the 2021 PSUs have not been set and amounts for such awards are not included in this table. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 79% of target, so the values reflected represent the target level of potential vesting. This tranche vested on February 23, 2023.

(14)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche II of the APE-based 2021 PSU awards with an FCF performance goal. The APE-based 2021 PSUs were created via an adjustment to outstanding Common Stock-based awards to reflect the special APE dividend on August 19, 2022, and were subject to the same performance goal, performance period, and vesting conditions applicable to Tranche II of the Common Stock-based 2021 PSU awards. Performance goals for tranche III of the 2021 PSUs have not been set and amounts for such awards are not included in this table. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 79% of target, so the values reflected represent the target level of potential vesting. This tranche vested on February 23, 2023.

(15)
Amounts shown in this row represent the number of unvested and year-end market value of the Common Stock-based 2022 RSU award. One-third of this amount vested on January 3, 2023, and an additional one-third will vest on each of January 2, 2024, and January 2, 2025, subject to continued employment.

(16)
Amounts shown in this row represent the number of unvested and year-end market value of the APE-based 2022 RSU award. The APE-based 2022 RSUs were created via an adjustment to outstanding Common Stock-based awards to reflect the special APE dividend on August 19, 2022, and were subject to the same vesting conditions applicable to the Common Stock-based 2022 RSU award. One-third of this amount vested on January 3, 2023, and an additional one-third will vest on each of January 2, 2024, and January 2, 2025, subject to continued employment.

(17)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche I of the Common Stock-based 2022 PSU award with an Adjusted EBITDA performance goal. The 2022 PSU awards were originally granted on March 2, 2022, with performance goals established for tranche I on February 16, 2022. Tranche I consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2022, and ending on December 31, 2022. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2022. Performance goals for tranches II and III of the 2022 PSUs have not been set and amounts for such awards are not included in this table. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 0% of target, so the values reflected represent the threshold level of potential vesting. This tranche was forfeited on February 23, 2023.

(18)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche I of the APE-based 2022 PSU award with an Adjusted EBITDA performance goal. The APE-based 2022 PSUs were created via an adjustment to outstanding Common Stock-based awards to reflect

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the special APE dividend on August 19, 2022, and were subject to the same performance goal, performance period, and vesting conditions applicable to Tranche I of the Common Stock-based 2022 PSU awards. Performance goals for tranches II and III of the 2022 PSUs have not been set and amounts for such awards are not included in this table. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 0% of target, so the values reflected represent the threshold level of potential vesting. This tranche was forfeited on February 23, 2023.
(19)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche I of the Common Stock-based 2022 PSU award with an FCF performance goal. The 2022 PSU awards were originally granted on March 2, 2022, with performance goals established for tranche I on February 16, 2022. Tranche I consists of PSUs with a one-year performance goal covering a performance period beginning January 1, 2022, and ending on December 31, 2022. The PSUs vest upon certification of achievement of the performance goals and based upon the executive’s employment through December 31, 2022. Performance goals for tranches II and III of the 2022 PSUs have not been set and amounts for such awards are not included in this table. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 79% of target, so the values reflected represent the target level of potential vesting. This tranche vested on February 23, 2023.

(20)
Amounts shown in this row represent the number of unvested and the year-end market value of tranche I of the APE-based 2022 PSU award with an FCF performance goal. The APE-based 2022 PSUs were created via an adjustment to outstanding Common Stock-based awards to reflect the special APE dividend on August 19, 2022, and were subject to the same performance goal, performance period, and vesting conditions applicable to Tranche I of the Common Stock-based 2022 PSU awards. Performance goals for tranches II and III of the 2022 PSUs have not been set and amounts for such awards are not included in this table. Subsequent to year-end, the Compensation Committee certified performance attainment and approved vesting at 79% of target, so the values reflected represent the target level of potential vesting. This tranche vested on February 23, 2023.

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Option Exercises and Stock Vested
There were no options issued by the Company or exercised during the year ended December 31, 2022. The following table sets forth information on the vesting of the RSUs and PSUs for each NEO during the year ended December 31, 2022.
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Adam M. Aron
EIP—RSU & PSU(2)	767,518	$20,354,577
EIP—PSU(3)	1,071,684	20,297,695
Sean D. Goodman
EIP—RSU & PSU(2)	124,945	3,313,541
EIP—PSU(3)	195,474	3,702,278
EIP—RSU—AMC(4)	33,334	272,339
EIP—RSU—APE(5)	33,334	32,667
Daniel E. Ellis
EIP—RSU & PSU(2)	70,897	1,880,188
EIP—PSU(3)	97,152	1,840,059
Elizabeth F. Frank
EIP—RSU & PSU(2)	92,333	2,448,671
EIP—PSU(3)	125,414	2,375,341
Kevin M. Connor
EIP—RSU & PSU(2)	72,058	1,910,978
EIP—PSU(3)	98,086	1,857,749

(1)
The amount in this column reflects the number of shares of Common Stock or APEs underlying RSUs and PSUs that vested during the year ended December 31, 2022.

(2)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company’s Common Stock of $26.52 on January 3, 2022 (the vesting date) by the number of shares acquired on vesting. Amounts shown are gross amounts prior to withholding to cover tax obligations upon vesting.

(3)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company’s Common Stock of $18.94 on February 17, 2022 (the vesting date) by the number of shares acquired on vesting. Amounts shown are gross amounts prior to withholding to cover tax obligations upon vesting.

(4)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company’s Common Stock of $8.17 on December 2, 2022 (the vesting date) by the number of shares acquired on vesting. Amounts shown are gross amounts prior to withholding to cover tax obligations upon vesting.

(5)
The aggregate value upon vesting was calculated by multiplying the closing price of the Company’s APEs of $0.98 on December 2, 2022 (the vesting date) by the number of units acquired on vesting. Amounts shown are gross amounts prior to withholding to cover tax obligations upon vesting.

Pension Benefits
The following table presents information regarding the present value of accumulated benefits that may become payable to the NEOs under our qualified and nonqualified defined-benefit pension plans as of December 31, 2022.
Name	Plan Name	Number of Years Credited Service(#)(1)	Present Value of Accumulated Benefit($)(2)
Adam M. Aron	—	—	$—
Sean D. Goodman	—	—	—
Daniel E. Ellis	—	—	—
Elizabeth F. Frank	—	—	—
Kevin M. Connor	Defined Benefit Retirement Income Plan	4	74,886
	Supplemental Executive Retirement Plan	4	32,241

(1)
The number of years credited service represents the number of years of service through December 31, 2006, the date the plans were frozen.

(2)
The accumulated benefit was based on service and earnings considered by the plans for the period through December 31, 2022. The present value has been calculated assuming the NEOs will remain in service until age 65, the age at which retirement may occur without any reduction in benefits, and that the benefit is payable under the available forms of annuity consistent with the plans. The discount rate assumption was 4.97%. The post-retirement mortality assumption was based on the PRI-2012 White Collar Employees Tables with the Retiree and Contingent Survivor Tables for annuitants projected forward with scale MP-2021.

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Pension and Other Retirement Plans
We provide retirement benefits to the NEOs under the terms of qualified and non-qualified defined-benefit plans. The AMC Defined Benefit Retirement Income Plan is a tax-qualified retirement plan in which certain of the NEOs participate on substantially the same terms as our other participating employees. However, due to maximum limitations imposed by ERISA and the Internal Revenue Code on the annual amount of a pension which may be paid under a qualified defined-benefit plan, the benefits that would otherwise be payable to the NEOs under the Defined Benefit Retirement Income Plan are limited. Because we did not believe that it was appropriate for the NEOs’ retirement benefits to be reduced because of limits under ERISA and the Internal Revenue Code, we have a non-qualified supplemental defined-benefit plan that permits the NEOs to receive the same benefit that would be paid under our qualified defined-benefit plan up to the old IRS limit, as indexed, as if the Omnibus Budget Reconciliation Act of 1993 had not been in effect. On November 7, 2006, our Board approved a proposal to freeze the AMC Defined Benefit Retirement Income Plan and the AMC Supplemental Executive Retirement Plan, effective as of December 31, 2006. The material terms of the AMC Defined Benefit Retirement Income Plan and the AMC Supplemental Executive Retirement Plan are described below. For additional information on the material assumptions with respect to these plans, see Note 1 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.
AMC Defined Benefit Retirement Income Plan.   The AMC Defined Benefit Retirement Income Plan is a non- contributory defined-benefit pension plan subject to the provisions of ERISA. As mentioned above, the plan was frozen effective December 31, 2006.
The plan provides benefits to certain of our employees based upon years of credited service and the highest consecutive five-year average annual remuneration for each participant. For purposes of calculating benefits, average annual compensation is limited by Section 401(a)(17) of the Internal Revenue Code, and is based upon wages, salaries and other amounts paid to the employee for personal services, excluding certain special compensation. Under the Defined Benefit Retirement Income Plan, a participant earns a vested right to an accrued benefit upon completion of five years of vesting service.
AMC Supplemental Executive Retirement Plan.   AMC also sponsors a Supplemental Executive Retirement Plan to provide the same level of retirement benefits that would have been provided under the retirement plan had the federal tax law not been changed in the Omnibus Budget Reconciliation Act of 1993 to reduce the amount of compensation which can be taken into account in a qualified retirement plan. The plan was frozen, effective December 31, 2006, and no new participants can enter the plan and no additional benefits can accrue thereafter. Subject to the forgoing, any individual who is eligible to receive a benefit from the AMC Defined Benefit Retirement Income Plan after qualifying for early, normal or late retirement benefits thereunder, the amount of which is reduced by application of the maximum limitations imposed by the Internal Revenue Code, is eligible to participate in the Supplemental Executive Retirement Plan.
The benefit payable to a participant equals the monthly amount the participant would receive under the AMC Defined Benefit Retirement Income Plan without giving effect to the maximum recognizable compensation for qualified retirement plan purposes imposed by the Internal Revenue Code, as amended by Omnibus Budget Reconciliation Act of 1993, less the monthly amount of the retirement benefit actually payable to the participant under the AMC Defined Benefit Retirement Income Plan, each as calculated as of December 31, 2006. The benefit is an amount equal to the actuarial equivalent of his/her benefit, computed by the formula above, payable in either a lump sum (in certain limited circumstances, specified in the plan) or equal semi-annual installments over a period of two to ten years, with such form, and, if applicable, period, having been irrevocably elected by the participant.
If a participant’s employment with AMC terminates for any reason before the earliest date that he/she qualifies for early, normal or late retirement benefits under the AMC Defined Benefit Retirement Income Plan, no benefit is payable under the Supplemental Executive Retirement Plan.
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Nonqualified Deferred Compensation
Prior to May 3, 2021, AMC permitted the NEOs and other key employees to elect to receive a portion of their compensation reported in the Summary Compensation Table on a deferred basis. Deferrals of compensation in recent years were made under the AMC Non-Qualified Deferred Compensation Plan (“NQDC”). Participants of the plan were able to defer annual salary and bonus (excluding commissions, expense reimbursement or allowances, cash and non-cash fringe benefits and any stock-based incentive compensation). Amounts deferred under the plan was credited with an investment return determined as if the participant’s account were invested in one or more investment funds made available by the Company and selected by the participant. AMC could, but need not, credit the deferred compensation account of any participant with a discretionary or profit-sharing credit as determined by AMC. The deferred compensation account was to be distributed either in a lump sum payment or in equal annual installments over a term not to exceed 10 years as elected by the participant and could be distributed pursuant to in-service withdrawals under certain circumstances. Any such payment was to commence upon the date of a “Qualifying Distribution Event” (as such term is defined in the Non-Qualified Deferred Compensation Plan). The Qualifying Distribution Events are designed to be compliant with Section 409A of the Internal Revenue Code. On May 3, 2021, the Company terminated the NQDC Plan and no deferrals were made during the year ended December 31, 2022. Accounts in the NQDC Plan were liquidated in May 2022.
The following table presents information regarding the contributions to and earnings on the NEOs’ deferred compensation balances during the year ended December 31, 2022:
Name	Executive Contributions in last FY(1)	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE
Adam M. Aron
NQDC(3)	$—	$—	$—	$—
Sean D. Goodman
NQDC(3)	—	—	—	—
Daniel E. Ellis
NQDC(3)	—	—	—	—
Elizabeth F. Frank
NQDC(3)	—	(119,305)	(2,150,145)	—
Kevin M. Connor
NQDC(3)	—	(69,388)	(945,814)	—

(1)
The plan was terminated on May 3, 2021, and no contributions were made in 2022.

(2)
Aggregate earnings reflect earnings from January 1, 2022, to May 4, 2022, the date on which plan accounts were liquidated.

(3)
The above market earnings on deferred compensation are reflected in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table during the year ended December 31, 2022: Mr. Aron—$0, Mr. Goodman—$0, Mr. Ellis—$0, Ms. Frank—$0, and Mr. Connor—$0.

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Potential Payments Upon Termination or Change of Control
The following table describes potential payments and other benefits that would have been received or receivable by each NEO or his or her estate under the officer’s employment agreement or related plans and agreements if employment had been terminated under various circumstances on December 31, 2022:
Name	Termination Following a Change of Control	Death or Disability	Termination With Good Reason by Employee	Termination Without Cause by Company	Retirement
Adam M Aron
Base Salary	$2,250,000	$—	$2,250,000	$2,250,000	$—
AIP	4,500,000	—	4,500,000	4,500,000	—
Unvested Equity Awards	11,508,416	—	6,000,000	6,000,000	—
Total	18,258,416	—	12,750,000	12,750,000	—
Sean D. Goodman
Base Salary	800,000	—	800,000	800,000	—
AIP	—	—	—	—	—
Unvested Equity Awards	2,432,172	—	—	—	—
Total	3,232,172	—	800,000	800,000	—
Daniel E. Ellis
Base Salary	595,000	—	595,000	595,000	—
AIP	—	—	—	—	—
Unvested Equity Awards	1,037,337	—	—	—	—
Total	1,632,337	—	595,000	595,000	—
Elizabeth F. Frank
Base Salary	1,190,000	—	1,190,000	1,190,000	—
AIP	—	—	—	—	—
Unvested Equity Awards	1,244,974	—	—	—	—
Total	2,434,974	—	1,190,000	1,190,000	—
Kevin M. Connor
Base Salary	1,122,700	1,122,700	—	1,122,700	—
AIP	—	—	—	—	364,900
Unvested Equity Awards	974,108	—	—	—	—
Total	2,096,808	1,122,700	—	1,122,700	364,900
Employment Agreements
In the event Mr. Aron’s employment is terminated, pursuant to his employment agreement, if Mr. Aron is terminated as a result of his death or disability or without cause or for good reason (each as defined below and in the employment agreement), he will receive a pro rata portion of any incentive bonus for the year in which he was terminated if the applicable targets are met. In addition, upon his termination without cause or for good reason or as a result of the Company not renewing his contract, or not renewing it on comparable terms (each an “Involuntary Termination”), Mr. Aron will be entitled to an amount equal to 1.5 times his Base Salary plus 1.5 times the average of the Incentive Bonuses paid to Mr. Aron during the 24 months preceding the date of Mr. Aron’s termination (the “Severance Benefit”). The Severance Benefit will be paid equally over a 24-month period. In addition, upon an Involuntary Termination, Mr. Aron will be paid $6,000,000 of value, through a combination of RSUs vesting and cash payments, over a 3-year period following termination. Upon an Involuntary Termination, the Company will also pay Mr. Aron an amount equal to the full cost of his medical insurance for a period of 18 months.
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“Cause” is defined as committing a felony, engaging in material misconduct injurious to the Company, willfully failing to perform his duties or material breach of certain agreement covenants. “Good reason” is defined as material diminution in compensation or duties, material change in location or material breach of the agreement by the Company.
Each of Mr. Goodman and Mr. Ellis are entitled to receive cash severance payments equal to one year of his base salary in the event of termination by the Company without “Cause” or by Mr. Goodman or Mr. Ellis for “Good Reason” (as such term is defined below and in his employment agreement).
Ms. Frank is entitled to receive cash severance payments equal to two years of her base salary in the event of termination by the Company without “Cause” or by Ms. Frank for “Good Reason” (as such term is defined below and in her employment agreement).
Per Mr. Goodman’s, Mr. Ellis’ and Ms. Frank’s employment agreements, Cause shall mean, as reasonably determined by the Board based on information that one or more of the following has occurred, the executive has; (i) committed a felony or similar crime; (ii) engaged in acts of fraud, dishonesty, gross negligence or other misconduct; (iii) willfully failed to perform her duties under the agreement; or (iv) breached any provision, materially breached any contract or breached any material written Company policy. Good Reason shall mean a termination of the executive’s employment by means of resignation by the executive after the occurrence of any one of the following conditions; (i) a material diminution in the executive’s rate of base salary; (ii) a material diminution in the executive’s authority, duties, or responsibilities; (iii) a material change in the geographic location of the executive’s principal office with the Company; or (iv) a material breach of the employment agreement by the Company.
In the event Mr. Connor’s employment is terminated as a result of his death, “Disability”, or by the Company without “Cause” (as those terms are defined in the paragraph below and in the applicable employment agreement), he is entitled to a lump cash severance payment equal to two years of his base salary then in effect. Following a Change in Control (as defined in the paragraph below and in the applicable employment agreement), if Mr. Connor resigns in response to a substantial adverse alteration in responsibilities, reduction in base salary, or a material reduction in benefits, he is entitled to a lump sum cash severance payment equal to two years of his base salary then in effect. If Mr. Connor retires, he is entitled to a payment equal to a pro rata share of his AIP at target for the year in which he retires.
The employment agreement for Mr. Connor defines Disability as the executive’s incapacity due to physical or mental illness and the executive has not been regularly performing his duties and obligations for a period of 120 consecutive days. Cause is defined as a willful and continued failure by the executive to perform substantially his duties with the Company or the willful engaging by the executive in misconduct which is materially and demonstrably injurious to the Company. Change of Control is defined as a merger or similar transaction, provided the executive terminates his employment subsequent to a Change of Control within 60 days of the occurrence of any such event; (i) a substantial adverse alteration in executive’s responsibilities from those in effect immediately prior to the Change of Control; (ii) a reduction in base salary below the rate that is in effect immediately prior to the Change of Control; or (iii) a material reduction in the benefits provided to the Executive by the Company prior to the Change of Control.
Acceleration of RSU and PSU Awards.   Unvested RSU and PSU awards do not vest upon a termination by the Company, or due to death, disability or retirement. Under the EIP, upon a Change in Control of the Company, the Compensation Committee can, in its discretion, determine to accelerate the vesting of outstanding awards. The tables above show the value (based on the market price of the Company’s Common Stock at year-end) of any unvested equity awards at target, and the cash value of certain payments guaranteed to Mr. Aron.
Change in Control is generally defined as (1) any person other than Wanda becoming the owner of more than 35% of the combined voting power of outstanding securities of the Company, (2) over a period of two years, incumbent directors ceasing to be a majority of the board, or (3) a merger or consolidation of or the disposition of substantially all of the assets of the Company, subject to exceptions.
Pension Benefits.   See “Pension Benefits” above for a discussion of benefits upon termination under the Company’s pension plans.
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Equity Compensation Plan Information
The following table summarizes the EIP as of December 31, 2022.
Plan Category	(a) Total Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders—AMC	—	—	4,293,562
Equity compensation plans approved by security holders—APE	—	—	4,293,562
Equity compensation plans not approved by security holders	—	—	—
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship between the annual total compensation of our CEO, Mr. Adam M. Aron, and the annual total compensation of our employees. This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth below, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
For the year ended December 31, 2022:
•
The median of the annual total compensation of all employees of the Company (other than our CEO) was $9,797.

•
The annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $23,716,161.

•
Based on this information, for 2022 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 2,421 to 1.

The COVID-19 pandemic continued to have significant impacts on our industry, guests and associates in 2022 that affected the pay ratio disclosure. Due to the lingering pandemic impact along with limited new film releases and reluctance of consumers to return to public venues, many employees experienced reduced hours in 2022.
Given the ongoing impact of the COVID-19 pandemic in the prior year, for 2022 we determined that the identification of a new median employee would provide the best data for the pay ratio disclosure. Following are the methodology and material assumptions we applied to identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of the “median employee”:
•
We selected December 31, 2022, the last day of our fiscal year, as the date upon which to identify the median employee.

•
We prepared a list of all active employees as of December 31, 2022, resulting in a list of approximately 33,694 employees in 10 countries with approximately 23,850 employees based in the U.S. and 9,844 based internationally. No countries were omitted from our determination process.

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•
We determined to use total earnings for the twelve months ended December 31, 2022, as our compensation measure. Total earnings include regular pay and additional pay elements such as overtime and tips. We used this measurement as this pay data was readily available in all of our locations and representative of our compensation structure.

•
We did not make any cost-of-living adjustment in identifying the median employee and we annualized the compensation of all permanent employees included in the sample who were hired in 2022 but did not work for the entire year.

•
We determined the median amount of compensation from the compiled list and the related employee was selected as our median employee. Our median employee is a part-time theatre-level film crew employee in the U.S.

•
For the median employee, we combined all elements of the respective employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K and consistent with the determination of the total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement.

Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between Company’s financial performance and the “Compensation Actually Paid” to (i) our principal executive officer (“PEO”) and (ii) our NEOs other than the PEO, on an average basis (“Non-PEO NEOs”) for each of the fiscal years ending December 31, 2020, 2021, and 2022. The amounts shown for “Compensation Actually Paid” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. For detail on our executive compensation programs, see the CD&A and the compensation tables above.
				Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:
Year(1)	Summary Compensation Table for PEO	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs		Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)	Net Loss(4) (millions)	Adjusted EBITDA(5) (millions)
2022	$23,716,161	$(16,102,151)	$3,661,539	$(1,410,136)	$92.50	$36.78	$(973.6)	$46.6
2021	18,909,546	94,110,594	3,294,830	14,147,248	379.74	57.67	(1,269.8)	(291.7)
2020	20,926,785	11,598,195	2,757,888	1,133,986	29.60	60.85	(4,589.4)	(999.2)

(1)
For each of 2020, 2021, and 2022, Adam M. Aron served as the Company’s PEO. For 2020, the Company’s Non-PEO NEOs were Craig R. Ramsey, Sean D. Goodman, John D. McDonald, Elizabeth F. Frank, and Stephen A. Colanero. For 2021, the Company’s Non-PEO NEOs were Sean D. Goodman, John D. McDonald, Elizabeth F. Frank, and Stephen A. Colanero. For 2022, the Company’s Non-PEO NEOs were Sean D. Goodman, Daniel E. Ellis, Elizabeth F. Frank, and Kevin M. Connor.

73

(2)
The table below sets forth the adjustments to Total Compensation as reported in the Summary Compensation Tables used in calculating the Compensation Actually Paid for each applicable fiscal year. Fair Value, FMV, or change in Fair Value, as applicable, of equity awards was determined by reference to (i) for RSU awards, closing prices on applicable year-end dates or the actual vesting dates, and (ii) for PSU awards, the same valuation methodology as RSU awards except year-end and vesting date values are multiplied by the probability of achievement as of each such date.

	2022		2021		2020
	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Total Reported in Summary Compensation Table (“SCT”)	$23,716,161	$3,661,539	$18,909,546	$3,294,830	$20,926,785	$2,757,888
Less, Value of Stock Awards Reported in SCT	(16,194,055)	(1,988,352)	(11,436,117)	(1,543,267)	(14,798,988)	(1,763,186)
Less, Change in Pension Value in SCT	—	—	—	(4,021)	—	(35,390)
Plus, Pension Service Cost and Impact of Pension Plan Amendments	—	—	—	—	—	—
Plus, Year-End Value of Current Year Awards that are Unvested and Outstanding	3,535,520	432,536	54,972,614	7,395,469	1,969,906	236,776
Plus, Change in Fair Value of Prior Year Awards that are Unvested and Outstanding	(18,062,564)	(2,264,115)	15,024,550	2,188,456	(156,730)	(80,678)
Plus, FMV at Vesting of Current Year Awards that Vested this Year	—	8,167	—	—	2,713,718	333,587
Plus, Change in Fair Value at Vesting of Prior Year Awards that Vested this Year	(9,374,022)	(1,285,626)	16,625,000	2,811,539	(207,496)	(91,330)
Less, Prior Year Fair Value of Prior Year Awards that Forfeited this Year	—	—	—	—	—	(348,976)
Plus, Value of Accrued Dividend Equivalents Paid Upon Vesting of Awards this Year	276,809	25,716	15,000	4,242	1,151,000	125,296
Compensation Actually Paid	(16,102,151)	(1,410,136)	94,110,594	14,147,248	11,598,195	1,133,986

(3)
The Total Shareholder Return (“TSR”) for each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested on December 31, 2019. The Peer Group TSR reflects the Company’s peer group consisting of Cinemark Holdings, Inc. (CNK) and IMAX Corporation (IMAX) as reflected in our Annual Report on the Form 10-K pursuant to Item 201(e) of Regulation S-K for the fiscal year ended December 31, 2022. Historical stock performance is not necessarily indicative of future stock performance.

(4)
Reflects the Company’s Net Loss prepared in accordance with U.S. GAAP and reported in its Annual Report on Form 10-K for the applicable fiscal year.

(5)
The Company chose Adjusted EBITDA as its Company Selected Measure for the most recent fiscal year because it is a key performance metric utilized in both the AIP and PSU grants under the EIP. Adjusted EBITDA is a non-GAAP financial measure and is determined in the same manner as described and defined in the Company’s Annual Report on Form 10-K (see Appendix A of this Proxy Statement for the calculation of Adjusted EBITDA for the fiscal year ended December 31, 2022). This performance measure may not have been the most important financial performance measure for prior fiscal years and we may determine a different performance measure to be the most important financial performance measure in future years.

74

Graphical Representation of Compensation Actually Paid and Financial Performance Measures

Compensation Actually Paid vs. Total Shareholder Return
2020
2021
2022
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$(10)
$(20)
CAP (in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$-
TSR
PEO CAP
Average Non-PEO CAP
AMC TSR
Peer Group TSR

Compensation Actually Paid vs. Net Income
2020
2021
2022
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$(10)
$(20)
CAP (in millions)
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$(2,500)
$(3,000)
$(3,500)
$(4,000)
$(4,500)
$(5,000)
Net Income (in millions)
PEO CAP
Average Non-PEO CAP
Net Income

Compensation Actually Paid vs. Adjusted EBITDA
2020
2021
2022
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
$(10)
$(20)
CAP (in milions)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
Adjusted EBITDA (in milions)
PEO CAP
Average Non-PEO CAP
Adjusted EBITDA

75

Tabular List of Performance Measures
The table below lists all of the financial performance measures the Company used to link compensation actually paid for our NEOs to company performance, over the fiscal year ending December 31, 2022. Adjusted EBITDA is used to determine the AIP payouts for each of the NEOs. Both Adjusted EBITDA and Free Cash Flow are used to determine vesting levels of PSU grants under the EIP to each of the NEOs. Each of Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures and should not be construed as an alternative to net earnings and cash flow from operations (each as determined in accordance with U.S. GAAP) as indicators of operating performance. See Appendix A for the calculation of Adjusted EBITDA and Free Cash Flow for the fiscal year ended December 31, 2022.
Most Important Financial Performance Measures
Adjusted EBITDA
Free Cash Flow
76

PROPOSAL 7:
NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF
NAMED EXECUTIVE OFFICERS

As we discussed in the “Compensation Discussion and Analysis” above, the Company’s compensation program for executive officers is designed to attract and retain high quality people and to motivate them to achieve both our long-term and short-term goals. As required by Section 14A of the Exchange Act, this proposal, commonly referred to as the “say-on-pay” resolution, seeks a stockholder advisory vote on the compensation of our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K through the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narratives.”
This vote is advisory and non-binding, but our Board and the Compensation Committee will consider stockholders’ concerns and evaluate whether actions are necessary to address those concerns.
The Board recommends a vote “FOR” approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement on an advisory basis.
77

PROPOSAL 8:
ADJOURNMENT OF ANNUAL MEETING

If at the Annual Meeting, the number of shares of Common Stock present or represented and voting in favor of the Proposals is insufficient to approve the Proposals, our management may move to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, in order to enable our Board to solicit additional proxies in favor of the Proposals. In that event, you will be asked to vote only upon the adjournment, postponement, or continuation proposal and not on any other proposals.
In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning, postponing, or continuing the Annual Meeting and any later adjournments. If our stockholders approve the adjournment, postponement, or continuation proposal, we could adjourn, postpone, or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Proposals, including the solicitation of proxies from stockholders that have previously voted against a proposal. Among other things, approval of the adjournment, postponement, or continuation proposal could mean that, even if proxies representing a sufficient number of votes against the Proposals have been received, we could adjourn, postpone, or continue the Annual Meeting without a vote on the Proposals and seek to convince the holders of those shares to change their votes to votes in favor of the approval of the Proposals.
The Board recommends a vote “FOR” the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Proposals.
78

OTHER INFORMATION

The Company’s audited consolidated financial statements are included in the Annual Report on Form 10-K for 2022 filed with the SEC, 100 F Street N.E., Washington, D.C. 20549. Complimentary copies of the Form 10-K as filed with the SEC may be obtained by following the instructions provided below under the heading “Availability of Report on Form 10-K.”
Costs of Proxy Statement
The Company bears the cost of preparing, assembling, and mailing this proxy statement and any other proxy materials transmitted on behalf of our Board. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of our Common Stock.
Delivery of Stockholder Documents
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with accounts will be householding our proxy materials to the extent stockholders have given their prior express or implied consent in accordance with SEC rules. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker otherwise when you receive the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, please notify your broker to discontinue householding and direct your written request to receive a separate notice of internet availability of proxy materials or proxy statement and annual report to the Company at: AMC Entertainment Holdings, Inc., Attention: Investor Relations, One AMC Way, 11500 Ash Street, Leawood, KS 66211, or by calling (913) 213-4000. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.
If you have any questions regarding the proxy statement, you may contact D.F. King & Co., Inc., our proxy solicitor, toll-free at (800) 859-8511 or collect at (212) 269-5550 or email at AMC@dfking.com.
For registered stockholders with questions about their AMC shares or a need to change a mailing address, please contact our transfer agent by writing to Computershare Trust Company, N.A., Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202. You may also contact our transfer agent via email at web.queries@computershare.com or by telephone at 800-962-4284.
79

STOCKHOLDER PROPOSALS

The 2023 Annual Meeting was delayed due to pending litigation that could have impacted stockholder voting rights. We plan to return to a normalized schedule for our 2024 annual meeting of stockholders (the “2024 Annual Meeting”). Therefore, the date of 2024 Annual Meeting will change by more than 30 days from the anniversary date of the 2023 Annual Meeting. As a result, the Company is disclosing a deadline for submission of stockholder proposals for inclusion in the proxy materials for the 2024 Annual Meeting (the “2024 Proxy”) pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”). The Company is hereby informing stockholders that to be considered for inclusion in the 2024 Proxy, stockholder proposals submitted under Rule 14a-8 must be in writing and received by the Corporate Secretary at the Company’s principal offices at One AMC Way, 11500 Ash Street, Leawood, Kansas 66211, no later than 5:00 pm Central Time on December 31, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and send the 2024 Proxy. Such proposals must also comply with the remaining requirements of Rule 14a-8. Any proposal submitted after the foregoing deadline will not be considered timely and will be excluded from the 2024 Proxy. In accordance with Rule 14a-5(f) of the Exchange Act, if the stockholder proposal deadline changes, the Company will announce the new date in a quarterly report on Form 10-Q or on a current report on Form 8-K.
Furthermore, in accordance with the advance notice provisions set forth in the Company’s Bylaws, in order for a stockholder proposal submitted outside of Rule 14a-8 or a director nomination submitted by a stockholder to be considered timely when an annual meeting is changed by more than 30 days from the anniversary of the prior annual meeting, it must be received no earlier than 60 days prior to such annual meeting and not later than the close of business on the later of the 30th day prior to such annual meeting or the 10th day following the public announcement of the meeting date. When the 2024 Annual Meeting date is determined, we will announce the deadlines for such proposals in a quarterly report on Form 10-Q or in a current report on Form 8-K.
In addition to satisfying the foregoing requirements under the Company’s Bylaws when an annual meeting is changed by more than 30 days from the anniversary of the prior annual meeting, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the public announcement of the meeting date. When the 2024 Annual Meeting date is determined, we will announce the deadlines for such notices in a quarterly report on Form 10-Q or in a current report on Form 8-K.
Please note that the Company plans to adopt the Fourth Amended and Restated Bylaws, reflecting changes that will become effective if and to the extent Proposals No. 1, 3, 4 and 5 of this Proxy Statement are approved. In addition, such Fourth Amended and Restated Bylaws are expected to include certain other revisions approved by the Board to become effective after the Annual Meeting, some of which will impact the deadlines outlined above. These revisions do not require approval by the stockholders and will be described in a Form 8-K to be filed with the SEC after the Annual Meeting.
80

AVAILABILITY OF REPORT ON FORM 10-K

Upon your written request, we will provide to you a complimentary copy of our 2022 Annual Report on Form 10-K (without exhibits) as filed with the SEC. We will provide you a copy of the exhibits to our 2022 Annual Report on Form 10-K upon payment of our reasonable duplicating and shipping expenses. Your request should be mailed to AMC’s offices, addressed as follows: AMC Entertainment Holdings, Inc., Attention: Investor Relations, One AMC Way, 11500 Ash Street, Leawood, KS 66211. A free copy of the Form 10-K may also be obtained at the Internet web site maintained by the SEC at www.sec.gov and by visiting our Internet web site at www.amctheatres.com and clicking on “Investor Relations,” then on “Financial Performance.”
By Order of the Board of Directors,
One AMC Way,11500 Ash Street
Leawood, KS 66211
Senior Vice President, General Counsel and Secretary
September 29, 2023
81

APPENDIX A
ADJUSTED EBITDA AND FREE CASH FLOW CALCULATIONS

Reconciliation of Adjusted EBITDA(1): (dollars in millions) (unaudited)	Year Ended December 31, 2022
Net loss	$(973.6)
Plus:
Income tax provision(2)	2.5
Interest expense	378.7
Depreciation and amortization	396.0
Impairment of long-lived assets(3)	133.1
Certain operating expense(4)	8.0
Equity in loss of non-consolidated entities	1.6
Cash distributions from non-consolidated entities(5)	6.6
Attributable EBITDA(6)	0.4
Investment expense(7)	14.9
Other expense(8)	80.4
Other non-cash rent benefit(9)	(26.6)
General and administrative expense—unallocated:
Merger, acquisition and other costs(10)	2.1
Stock-based compensation expense(11)	22.5
Adjusted EBITDA(1)	$46.6

(1)
We present Adjusted EBITDA as a supplemental measure of our performance. We define Adjusted EBITDA as net earnings (loss) plus (i) income tax provision (benefit), (ii) interest expense and (iii) depreciation and amortization, as further adjusted to eliminate the impact of certain items that we do not consider indicative of our ongoing operating performance and to include attributable EBITDA from equity investments in theatre operations in international markets and any cash distributions of earnings from other equity method investees. These further adjustments are itemized above. You are encouraged to evaluate these adjustments and the reasons we consider them appropriate for supplemental analysis. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses that are the same as or similar to some of the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is a non-U.S. GAAP financial measures commonly used in our industry and should not be construed as an alternative to net earnings (loss) as an indicator of operating performance (as determined in accordance with U.S. GAAP). Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. We have included Adjusted EBITDA because we believe it provides management and investors with additional information to measure our performance and estimate our value. The preceding definition of Adjusted EBITDA is broadly consistent with how Adjusted EBITDA is defined in our debt indentures.

Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under U.S. GAAP. For example, Adjusted EBITDA:
•
does not reflect our capital expenditures, future requirements for capital expenditures or contractual commitments;

•
does not reflect changes in, or cash requirements for, our working capital needs;

•
does not reflect the significant interest expenses, or the cash requirements necessary to service interest or principal payments, on our debt;

A-1

•
excludes income tax payments that represent a reduction in cash available to us; and

•
does not reflect any cash requirements for the assets being depreciated and amortized that may have to be replaced in the future.

(2)
For information regarding the income tax provision (benefit), see Note 10 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(3)
During the year ended December 31, 2022, the Company recorded non-cash impairment charges related to its long-lived assets of $73.4 million on 68 theatres in the U.S. markets with 817 screens which were related to property, net and operating lease right-of-use assets, net and $59.7 million on 53 theatres in the International markets with 456 screens which were related to property, net and operating lease right-of-use assets, net.

(4)
Amounts represent preopening expense related to temporarily closed screens under renovation, theatre and other closure expense for the permanent closure of screens, including the related accretion of interest, disposition of assets and other non-operating gains or losses included in operating expenses. The Company has excluded these items as they are non-cash in nature or are non-operating in nature.

(5)
Includes U.S. non-theatre distributions from equity method investments and International non-theatre distributions from equity method investments to the extent received. The Company believes including cash distributions is an appropriate reflection of the contribution of these investments to the Company’s operations.

(6)
Attributable EBITDA includes the EBITDA from equity investments in theatre operators in certain international markets. See below for a reconciliation of the Company’s equity in loss of non-consolidated entities to attributable EBITDA. Because these equity investments are in theatre operators in regions where the Company holds a significant market share, the Company believes attributable EBITDA is more indicative of the performance of these equity investments and management uses this measure to monitor and evaluate these equity investments. The Company also provides services to these theatre operators including information technology systems, certain on-screen advertising services and the Company’s gift card and package ticket program.

Reconciliation of Attributable EBITDA (dollars in millions) (unaudited)	Year Ended December 31, 2022
Equity in loss of non-consolidated entities	$1.6
Less:
Equity in (earnings) of non-consolidated entities excluding international theatre joint ventures	(5.4)
Equity in (loss) of international theatre joint ventures	(7.0)
Income tax expense	0.1
Investment expense	0.2
Interest expense	0.1
Impairment of long-lived assets	4.2
Depreciation and amortization	2.8
Attributable EBITDA	$0.4

(7)
Investment expense during the year ended December 31, 2022 includes a decline in estimated fair value of the Company’s investment in common shares of Hycroft Mining Holding Corporation of $12.5 million and a $13.5 million loss on sale of our investment in NCM common units, partially offset by $(6.2) million of appreciation in estimated fair value of the Company’s investment in warrants to purchase common shares of Hycroft Mining Holding Corporation and interest income of $(5.8) million.

(8)
Other expense during the year ended December 31, 2022, included loss on debt extinguishment of $92.8 million, $(25.8) million in government assistance related to COVID-19 and foreign currency transaction gains of $(12.3) million.

A-2

(9)
Reflects amortization of certain intangible assets reclassified from depreciation and amortization to rent expense due to the adoption of ASC 842, Leases and deferred rent benefit related to the impairment of right-of-use operating lease assets.

(10)
Merger, acquisition and other costs are excluded as they are non-operating in nature.

(11)
Non-cash or non-recurring expense included in general and administrative: other.

Reconciliation of Free Cash Flow(1) (dollars in millions) (unaudited)	Year Ended December 31, 2022
Net cash used in operating activities	$(628.5)
Plus: total capital expenditures	(202.0)
Free cash flow(1)	$(830.5)
Reconciliation of Capital Expenditures:
Capital expenditures
Growth capital expenditures(3)	$97.4
Maintenance capital expenditures(2)	102.2
Change in construction payables(4)	2.4
Total capital expenditures	$202.0

(1)
“Free Cash Flow” is used herein solely as a performance measure for our EIP. See Compensation, Discussion and Analysis-Equity-Based Compensation Program. The term Free Cash Flow may differ from similar measures reported by other companies.

(2)
Maintenance capital expenditures are amounts required to keep our existing theatres in compliance with regulatory requirements and in a sustainable good operating condition, including expenditures for repair of HVAC, sight and sound systems, compliance with ADA requirements and technology upgrades of existing systems.

(3)
Growth capital expenditures are investments that enhance the guest experience and grow revenues and profits and include initiatives such as theatre remodels, acquisitions, newly built theatres, premium large formats, enhanced food and beverage offerings and service models and technology that enable efficiencies and additional revenue opportunities.

(4)
Change in construction payables are changes in amounts accrued for capital expenditures that fluctuate significantly from period to period based on the timing of actual payments.

A-3

APPENDIX B
PROPOSAL 1 AMENDMENTS

Certificate of Amendment to the Third
Amended and Restated Certificate of Incorporation
of
AMC Entertainment Holdings, Inc.
AMC Entertainment Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:
1.
That Article IV (Capital Stock) of the Third Amended and Restated Certificate of Incorporation of the corporation is hereby deleted in its entirety and replaced with the following language:

ARTICLE IV
CAPITAL STOCK
A.   The total number of shares of capital stock that the Corporation has authority to issue is 600,000,000 shares, consisting of (i) 550,000,000 shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), and (iii) 50,000,000 shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).
B.   The Board of Directors is hereby expressly authorized, by resolution or resolutions, to establish, out of the unissued shares of Preferred Stock, one or more series of Preferred Stock and to determine, with respect to each such series, the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
C.   Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any of the Common Stock or the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor.
D.   Each holder of record of Common Stock shall have one vote for each share of Common Stock that is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote.
E.   In the election of directors, stockholders shall be entitled to cast for any one candidate no greater number of votes than the number of shares held by such stockholder; no stockholder shall be entitled to cumulate votes on behalf of any candidate. Except as otherwise required by law, holders of record of Common Stock shall not be entitled to vote on any amendment to this Third Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Third Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
F.   Subject to applicable law and rights, if any, of the holders of any outstanding shares of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.
G.   Upon the liquidation, dissolution, distribution of assets or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the
B-1

right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders in proportion to the number of shares held by them.
2.
That Article V (Board of Directors) of the Third Amended and Restated Certificate of Incorporation of the corporation is hereby deleted in its entirety and replaced with the following language:

ARTICLE V
BOARD OF DIRECTORS
The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting, and regulating the powers of the Corporation and its directors and stockholders.
A.   Subject to the rights of the holders of any class or series of Preferred Stock to elect directors, at each annual meeting of stockholders of the Corporation commencing with the annual meeting of stockholders to be held in 2023, all directors shall be elected for a one-year term, expiring at the next succeeding annual meeting of stockholders, by such stockholders having the right to vote on such election. The term of each director serving as of the date of the 2023 annual meeting of stockholders shall expire at such annual meeting of stockholders, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting. Each director shall serve until the director’s term expires in accordance with the foregoing provisions or until the director’s prior death, resignation, disqualification or removal from office; provided that each director shall serve notwithstanding the expiration of the director’s term until the director’s successor shall be duly elected and qualified.
B.   Subject to any special rights of any holders of any class or series of Preferred Stock to elect directors, the numbers of directors shall be the number of directors as fixed from time to time in accordance with the bylaws of the Corporation.
C.   Subject to this Article V, the election of directors may be conducted in any manner approved by the officer of the Corporation presiding at a meeting of the stockholders or the directors, as the case may be, at the time when the election is held and need not be by written ballot.
D.   Any or all directors of the Corporation (other than the directors, if any, elected by the holders of any series of Preferred Stock, voting separately as one or more series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of holders of at least a majority of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting as a single class.
E.   Subject to any rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional directors under specified circumstances, any vacancy in the Board of Directors that results from an increase in the number of directors, from the death, disability, resignation, disqualification, removal of any director or from any other cause shall be filled solely by a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director.
F.   All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Third Amended and Restated Certificate of Incorporation or by the bylaws of the Corporation) shall be vested in and exercised by the Board of Directors.
3.
That Section C, Article VI (Action by Stockholder) of the Third Amended and Restated Certificate of Incorporation of the Corporation be deleted in its entirety and replaced with the following language:

C.   Intentionally Omitted.
4.
That Article VIII (Corporate Opportunity) of the Third Amended and Restated Certificate of Incorporation of the Corporation be deleted in its entirety and replaced with the following language:

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ARTICLE VIII
Intentionally Omitted.
5.
That Article X (Definitions) of the Third Amended and Restated Certificate of Incorporation of the Corporation be deleted in its entirety and replaced with the following language:

ARTICLE X
Intentionally Omitted.
6.
The remaining provisions of the Third Amended and Restated Certification of Incorporation shall remain the same and in full force and effect.

7.
The foregoing amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Section 242 of General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation to be executed by the undersigned officer, duly authorized, as of the 8th day of November, 2023.
AMC ENTERTAINMENT HOLDINGS, INC.
By:

Name:
Kevin M. Connor

Title:
Senior Vice President, General Counsel and Secretary

B-3

APPENDIX C
PROPOSED STOCKHOLDER WRITTEN CONSENT BYLAWS

Section 10.   Action by Consent.
(a)   Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery (i) to its registered office in Delaware, its principal place of business, (ii) to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded or (iii) to an information processing system, if any, designated by the Corporation for receiving such consents. Delivery of consents shall be by hand or by certified or registered mail, return receipt requested. Any such consent delivered to an information processing system designated by the Corporation for receiving consents must set forth or be delivered with information that enables the Corporation to determine the date of delivery of such consent and the identity of the person giving such consent, and if such consent is given by a person authorized to act for a stockholder as a proxy, such consent must comply with the applicable provisions of Section 212 of the DGCL. Any such consent given by electronic transmission shall be deemed delivered as provided by the DGCL. Any action taken pursuant to such consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.
(b)   In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request that the Board of Directors fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such written notice is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 10(b)). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 10(b) or otherwise within ten (10) days after the date on which such written notice is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date after the expiration of such ten (10) day time period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 10(b), the record date for determining stockholders entitled to consent to corporate action in writing without a meeting if prior action by the Board of Directors is required by applicable law shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.
(c)   In the event of the delivery, in the manner provided by this Section 10 and applicable law, to the Corporation of written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents delivered to the Corporation in accordance with this Section 10 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders. Nothing contained in this Section 10(c) shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).
(d)   No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the first date a written consent is received in accordance with this Section 10, a valid written consent or valid written consents signed by a sufficient number of stockholders to take such action are delivered to the Corporation in the manner prescribed in this Section 10 and applicable law, and not revoked.
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APPENDIX D
FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AMC ENTERTAINMENT HOLDINGS, INC.
AMC Entertainment Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter, the “Corporation”), hereby certifies as follows:
FIRST: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on June 6, 2007.
SECOND: This Fourth Amended and Restated Certificate of Incorporation has been duly adopted by the board of directors of the Corporation (the “Board of Directors”) and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and amends and restates the provisions of the existing Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated.
THIRD: The text of the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated, is hereby amended and restated in its entirety to read as follows:
ARTICLE I
NAME
The name of the Corporation is AMC Entertainment Holdings, Inc. (the “Corporation”).
ARTICLE II
REGISTERED OFFICE
The address of the Corporation’s registered office in the State of Delaware is to be located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 and the name of its registered agent at such address is The Corporation Trust Company.
ARTICLE III
PURPOSE
The purpose or purposes of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (the “DGCL”).
ARTICLE IV
CAPITAL STOCK
A.   The total number of shares of capital stock that the Corporation has authority to issue is 600,000,000 shares, consisting of (i) 550,000,000 shares of Class A Common Stock, par value $0.01 per share (the “Common Stock”), and (iii) 50,000,000 shares of Preferred Stock, par value $0.01 per share (The “Preferred Stock”).
B.   The Board of Directors is hereby expressly authorized, by resolution or resolutions, to establish, out of the unissued shares of Preferred Stock, one or more series of Preferred Stock and to determine, with respect to each such series, the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional
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and other special rights of each series of Preferred Stock, and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
C.   Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any of the Common Stock or the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or the Preferred Stock voting separately as a class shall be required therefor.
D.   Each holder of record of Common Stock shall have one vote for each share of Common Stock that is outstanding in his, her or its name on the books of the Corporation and which is entitled to vote.
E.   In the election of directors, stockholders shall be entitled to cast for any one candidate no greater number of votes than the number of shares held by such stockholder; no stockholder shall be entitled to cumulate votes on behalf of any candidate. Except as otherwise required by law, holders of record of Common Stock shall not be entitled to vote on any amendment to this Fourth Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Fourth Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.
F.   Subject to applicable law and rights, if any, of the holders of any outstanding shares of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.
G.   Upon the liquidation, dissolution, distribution of assets or winding up of the Corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the Corporation upon such dissolution, liquidation or winding up of the Corporation, the holders of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders in proportion to the number of shares held by them.
ARTICLE V
BOARD OF DIRECTORS
The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for the purpose of creating, defining, limiting, and regulating the powers of the Corporation and its directors and stockholders:
A.   Subject to the rights of the holders of any class or series of Preferred Stock to elect directors, at each annual meeting of stockholders of the Corporation commencing with the annual meeting of stockholders to be held in 2023, all directors shall be elected for a one-year term, expiring at the next succeeding annual meeting of stockholders, by such stockholders having the right to vote on such election. The term of each director serving as of the date of the 2023 annual meeting of stockholders shall expire at such annual meeting of stockholders, notwithstanding that such director may have been elected for a term that extended beyond the date of such annual meeting. Each director shall serve until the director’s term expires in accordance with the foregoing provisions or until the director’s prior death, resignation, disqualification, or removal from office; provided that each director shall serve notwithstanding the expiration of the director’s term until the director’s successor shall be duly elected and qualified.
B.   Subject to any special rights of any holders of any class or series of Preferred Stock to elect directors, the numbers of directors shall be the number of directors as fixed from time to time in accordance with the bylaws of the Corporation.
C.   Subject to this Article V, the election of directors may be conducted in any manner approved by the officer of the Corporation presiding at a meeting of the stockholders or the directors, as the case may be, at the time when the election is held and need not be by written ballot.
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D.   Any or all directors of the Corporation (other than the directors, if any, elected by the holders of any series of Preferred Stock, voting separately as one or more series, as the case may be) may be removed at any time either with or without cause by the affirmative vote of holders of at least a majority of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting as a single class.
E.   Subject to any rights of the holders of shares of any class or series of Preferred Stock, if any, to elect additional directors under specified circumstances, any vacancy in the Board of Directors that results from an increase in the number of directors, from the death, disability, resignation, disqualification, removal of any director or from any other cause shall be filled solely by a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director.
F.   All corporate powers and authority of the Corporation (except as at the time otherwise provided by law, by this Fourth Amended and Restated Certificate of Incorporation or by the bylaws of the Corporation) shall be vested in and exercised by the Board of Directors.
ARTICLE VI
DGCL SECTION 203
The Corporation shall not be governed by Section 203 of the DGCL (“Section 203”), and the restrictions contained in Section 203 shall not apply to the Corporation.
ARTICLE VII
INDEMNIFICATION; LIMITATION OF LIABILITY
A.   The personal liability of the directors and officers for monetary damages for breach of fiduciary duty as a director and/or officer of the Corporation is hereby eliminated to the fullest extent permitted by the DGCL. Any repeal or modification of this Article VII shall not adversely affect any right or protection of a director or officer of the Corporation existing hereunder with respect to any act or omission occurring prior to such repeal or modification.
B.   Each person who was or is a party or is made a party, threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (any such person, an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer or representative or in any other capacity while serving as a director, officer or representative, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment to the fullest extent permitted by law, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expenses, liability and loss (including attorneys’ fees, judgments, fines, Employee Retirement Income Security Act of 1974, as amended, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by him or her in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors, and administrators. Such right shall be a contract right and shall include the right to be paid by the Corporation expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, if the DGCL requires, the payment of such expenses shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such person to repay all amounts so advanced if it should be determined ultimately by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified under this Article VII or otherwise. Unless otherwise required by law, the burden of proving that the Indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article VII shall be on the Corporation. The Corporation may, by action of the Board, provide indemnification to employees and/or agents with the same scope and effect as the foregoing indemnification of directors and officers. Notwithstanding anything to the contrary in this Article VII and except as provided in paragraph (C) of this Article VII with respect to Proceedings to enforce rights to indemnification, the Corporation shall not be required to indemnify any Indemnitee against expenses incurred in connection with a Proceeding (or part thereof) initiated by such Indemnitee unless the initiation of the Proceeding (or part thereof) was approved by the Board of Directors.
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C.   If a claim under this Article VII is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful, in whole or in part, the Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any Proceeding in advance of its final disposition where the undertaking, if any is required, has been tendered to the Corporation) that the Indemnitee has not met the standards of conduct which make it permissible under the DGCL for the Corporation to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee had not met the applicable standard of conduct.
D.   Any amendment, alteration, or repeal of this Article VII that adversely affects any right of an Indemnitee or his or her successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
E.   The rights conferred by this Article VII shall not be exclusive of any other right which such Indemnitees may have or hereafter acquire under any statute, provision, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
F.   The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, or representative against any such expense, liability, or loss, whether or not the Corporation would have the power to indemnify him against such expense, liability or loss under the DGCL.
ARTICLE VIII
AMENDMENT
A.   The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Fourth Amended and Restated Certificate of Incorporation in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation.
B.   In furtherance and not in limitation of the power conferred upon the Board of Directors by law, the Board of Directors shall have the power without the assent or vote of the stockholders to adopt, amend, alter, or repeal the bylaws of the Corporation.
IN WITNESS WHEREOF, the undersigned has caused this Fourth Amended and Restated Certificate of Incorporation to be executed by a duly authorized officer of the Corporation, this    day of November, 2023.
AMC ENTERTAINMENT HOLDINGS, INC.
By:

Name:
Kevin M. Connor

Title:
Senior Vice President, General Counsel and Secretary

D-4

APPENDIX E
PROPOSED STOCKHOLDER SPECIAL MEETING BYLAWS

Section 2.   Special Meetings.
(a)   Special meetings of stockholders may be called at any time but only by the Board of Directors or, in accordance with Section 2(b), by the Secretary of the Corporation. Unless otherwise provided by law, notice of all special meetings of the stockholders, stating the time, date, place, if any, and the purposes thereof shall be given to each stockholder entitled to vote thereat not more than sixty days or less than ten days before the date of the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice for such meeting. Whenever the directors shall fail to fix such place, the meeting shall be held at the principal executive office of the Corporation. The Corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors.
(b)   A special meeting of stockholders shall be called by the Secretary upon written request (a “Special Meeting Request”) of one or more record holders of shares of stock of the Corporation representing not less than twenty percent (20%) of the voting power of all outstanding shares of stock of the Corporation (the “Requisite Percentage”) who have complied in full with the requirements set forth in this Section 2(b).
(i)   A Special Meeting Request must be delivered by hand or by registered U.S. mail, postage prepaid, return receipt requested, or courier service, postage prepaid, to the attention of the Secretary at the principal executive offices of the Corporation. A Special Meeting Request shall be valid only if it is signed and dated by each stockholder or such stockholder’s duly authorized agent of record submitting the Special Meeting Request, (each, a “Requesting Stockholder”) collectively representing the Requisite Percentage, and includes (A) a statement of the specific purpose(s) of the special meeting and the reasons for conducting such business at the special meeting; (B) as to any director nominations proposed to be presented at the special meeting and any matter (other than a director nomination) proposed to be conducted at the special meeting and as to each Requesting Stockholder, the information, statements, representations, agreements and other documents that would be required to be set forth in or included with a stockholder’s notice of a nomination pursuant to Section 1 (including any nominee’s written consent to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected and a completed and signed representation and agreement as required by Section 1 of these Bylaws) and/or a stockholder’s notice of business proposed to be brought before a meeting pursuant to Section 1, as applicable; (C) a representation that each Requesting Stockholder, or one or more qualified representatives as defined in Section 1, of each such stockholder, intends to appear in person or by proxy at the special meeting to present the nomination(s) or business to be brought before the special meeting; (D) an agreement by the Requesting Stockholders to notify the Corporation promptly in the event of any disposition prior to the record date for the special meeting of shares of the Corporation owned beneficially or of record and an acknowledgement that any such disposition shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares; and (E) documentary evidence that the Requesting Stockholders own the Requisite Percentage as of the date on which the Special Meeting Request is delivered to the Secretary. In addition, the Requesting Stockholders shall (x) further update and supplement the information provided in the Special Meeting Request, if necessary, so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and a date that is fifteen (15) days prior to the special meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five business days following the later of the record date for the meeting or the date notice of the record date is first publicly disclosed in the case of the update and supplement required to be made as of the record date and not later than fifteen (15) days prior to the date of the special meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of fifteen (15) days prior to the special meeting or any adjournment or postponement thereof and (y) promptly provide any other information reasonably requested by the Corporation.
(ii)   A Special Meeting Request shall not be valid, and a special meeting requested by stockholders shall not be held, if (A) the Special Meeting Request does not comply with this Section 2(b); (B) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law (as determined in good faith by the Board of Directors); (C) the Special Meeting Request is delivered during the period commencing
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one-hundred and twenty (120) days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the earlier of (x) the date of the next annual meeting and (y) thirty (30) days after the first anniversary of the date of the previous annual meeting; (D) an identical or substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item”), other than the election of directors, was presented at an annual or special meeting of stockholders held not more than twelve (12) months before the Special Meeting Request is delivered; (E) a Similar Item was presented at an annual or special meeting of stockholders held not more than one-hundred and twenty (120) days before the Special Meeting Request is delivered (and, for purposes of this clause (E), the election of directors shall be deemed to be a “Similar Item” with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors); (F) a Similar Item is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within one-hundred and twenty (120) days of the receipt by the Corporation of a Special Meeting Request; or (G) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law.
(iii)   Special meetings of stockholders called pursuant to this Section 2(b) shall be held at such place, if any, on such date, and at such time as the Board of Directors shall fix; provided, however, that the special meeting shall not be held more than one-hundred and twenty (120) days after receipt by the Corporation of a valid Special Meeting Request.
(iv)   The Requesting Stockholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, at any point after sixty (60) days following the date the first Special Meeting Request is delivered to the Corporation, the unrevoked requests from Requesting Stockholders (whether by specific written revocation or deemed revocation pursuant to clause (D) of Section 2(b)(i)), represent in the aggregate less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the special meeting.
(v)   In determining whether a special meeting of stockholders has been requested by the Requesting Stockholders representing in the aggregate at the least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary of the Corporation will be considered together only if (A) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting, in each case as determined by the Board of Directors (which, if such purpose is the election or removal of directors, changing the size of the Board of Directors and/or the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors, will mean that the exact same person or persons are proposed for election or removal in each relevant Stockholder Meeting Request), and (B) such Special Meeting Requests have been dated and delivered to the Secretary of the Corporation within sixty (60) days of the earliest dated Special Meeting Request.
(vi)   If none of the Requesting Stockholders appear or send a qualified representative to present the nomination or the business to be presented for consideration specified in the Special Meeting Request, the Corporation need not present such nomination or business for a vote at the special meeting, notwithstanding that proxies in respect of such matter may have been received by the Corporation.
(vii)   Business transacted at any special meeting called pursuant to this Section 2(b) shall be limited to (A) the purpose(s) stated in the valid Special Meeting Request received from the Requisite Percentage of record holders and (B) any additional matters that the Board of Directors determines to include in the Corporation’s notice of the special meeting.
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000004ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext000000000.000000 ext000000000.000000 ext 000000000.000000 ext000000000.000000 ext000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on November 7, 2023OnlineGo to www.envisionreports.com/AMC or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.envisionreports.com/AMC T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T1.Proposal to amend the Company’s Third Amended and Restated Certificate of Incorporation to declassify the Board of Directors, shorten all existing terms to expire at the Annual Meeting, and make certain other immaterial changes to the Certificate of Incorporation.2(a). If Proposal No. 1 is approved, Election of Directors for terms expiring at the 2024 Annual Meeting.ForWithholdForWithhold ForAgainst Abstain+ForWithhold 01– Mr. Adam M. Aron 02– Ms. Denise M. Clark 03– Mr. Howard W. “Hawk” Koch, Jr. 04– Mr. Philip Lader 05– Mr. Gary F. Locke 06– Ms. Kathleen M. Pawlus 07– Ms. Keri S. Putnam 08– Dr. Anthony J. Saich 09– Mr. Adam J. Sussman 2(b). If Proposal No. 1 is not approved, Election of Directors for terms expiring at the 2026 Annual Meeting.ForWithholdForWithhold01 – Ms. Denise M. Clark02 – Ms. Keri S. Putnam 3.Proposal to amend the Company’s Third Amended and Restated Certificate of Incorporation to eliminate the prohibition against stockholders acting by written consent. ForAgainst AbstainForAgainst Abstain4.Proposal to amend the Company’s Third Amended and RestatedCertificate of Incorporation to remove the limitation on stockholders’ ability to call special meetings. 5.Proposal to amend the Company’s Third Amended and Restated Certificate of Incorporation to expand the exculpation provision to limit the liability of certain officers.7. Say on Pay – An advisory vote to approve the compensation of named executive officers. ForAgainst Abstain ForAgainst Abstain 6. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023.8. Proposal to approve one or more adjournments of the Annual Meeting, if necessary, to permit further solicitation of proxies if there are insufficient votes to adopt the foregoing proposals. ForAgainst Abstain ForAgainst Abstain C 1234567890J N T1 U P X5 8 7 8 9 7 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

2023 Annual Meeting Admission Ticket2023 Annual Meeting ofAMC Entertainment Holdings, Inc. Stockholders Wednesday, November 8, 2023, 1:00 p.m. Central Time AMC Theatre Support Center, located atOne AMC Way, 11500 Ash Street, Leawood, Kansas 66211Upon arrival, please present this admission ticket and photo identification at the registration desk.Important notice regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on November 8, 2023:You can view the 2022 Annual Report to Stockholders and the 2023 Proxy Statement on the Internet at: www.envisionreports.com/amc without charge.T IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. T2023 Annual Meeting of Stockholders AMC Theatre Support Center, located atOne AMC Way, 11500 Ash Street, Leawood, Kansas 66211Proxy Solicited by Board of Directors for Annual Meeting — November 8, 2023Kevin Connor, Sean Goodman, or any of them, each with full power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of AMC Entertainment Holdings, Inc. to be held on November 8, 2023 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will vote FOR Proposal 1, FOR each Director Nominee in Proposal 2(a) or 2(b), and FOR Proposals 3, 4, 5, 6, 7, and 8.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.)Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box. Change of Address — Please print new address below.Comments — Please print your comments below.Meeting AttendanceMark box to the right if you plan to attend the Annual Meeting.+